AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 28, 2007

                                                              File No. 033-50718
                                                              File No. 811-07102

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                ACT OF 1933                                 [ ]
                      POST-EFFECTIVE AMENDMENT NO. 65                       [X]
                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940                             [ ]
                              AMENDMENT NO. 67                              [X]

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                           Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781

                                  James F. Volk
                               c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                     (Name and Address of Agent for Service)

                                   Copies to:
         Richard W. Grant, Esquire                   John M. Ford, Esquire
         Morgan, Lewis & Bockius LLP                 Morgan, Lewis & Bockius LLP
         One Oxford Centre                           1701 Market Street
         Pittsburgh, Pennsylvania 15219-6401Philadelphia, PA 19103-2921

It is proposed that this filing become effective (check appropriate box):

              [X] Immediately upon filing pursuant to paragraph (b)
              [ ] On [insert date] pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(1)
              [ ] On [date] pursuant to paragraph (a)(1)
              [ ] 75 days after filing pursuant to paragraph (a)(2)
              [ ] On [date] pursuant to paragraph (a) of Rule 485.

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS

                                NOVEMBER 28, 2007

                          CHAMPLAIN SMALL COMPANY FUND

                               INVESTMENT ADVISER:
                       CHAMPLAIN INVESTMENT PARTNERS, LLC

          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Champlain Small Company Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Advisor Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:


                                                                    PAGE
  INVESTMENT STRATEGY................................................3
  PRINCIPAL RISKS OF INVESTING.......................................3
  PERFORMANCE INFORMATION............................................4
  FUND FEES AND EXPENSES.............................................5
  MORE INFORMATION ABOUT RISK........................................6
  MORE INFORMATION ABOUT FUND INVESTMENTS............................6
  INFORMATION ABOUT PORTFOLIO HOLDINGS...............................7
  INVESTMENT ADVISER.................................................7
  PORTFOLIO MANAGERS.................................................7
  PERFORMANCE OF COMPARABLE ACCOUNT..................................9
  PURCHASING AND SELLING FUND SHARES.................................10
  OTHER POLICIES.....................................................14
  SHAREHOLDER SERVICING ARRANGEMENTS.................................16
  PAYMENTS TO FINANCIAL INTERMEDIARIES...............................17
  DISTRIBUTION OF FUND SHARES........................................17
  DIVIDENDS AND DISTRIBUTIONS........................................18
  TAXES..............................................................18
  FINANCIAL HIGHLIGHTS...............................................19
  HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND......................Back Cover


The Fund is closed to investments by new shareholders and financial adviser platforms, other than those by financial advisers with existing clients in the Fund and from clients of retirement or 529 plan providers. The Fund reserves the right to permit additional investments on a case-by-case basis as deemed appropriate by and at the sole discretion of Champlain Investment Partners, LLC, the Fund's adviser.

CHAMPLAIN SMALL COMPANY FUND

FUND SUMMARY

------------------------------------------------------- -----------------------------------------------------
INVESTMENT GOAL                                         Capital appreciation

------------------------------------------------------- -----------------------------------------------------
INVESTMENT FOCUS                                        Small capitalization U.S. common stocks

------------------------------------------------------- -----------------------------------------------------
SHARE PRICE VOLATILITY                                  High

------------------------------------------------------- -----------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                           Investing mainly in common stocks of small
                                                        companies, and, to a lesser extent, medium-sized
                                                        companies, which have attractive long-term
                                                        fundamentals, superior appreciation potential and
                                                        attractive valuations
------------------------------------------------------- -----------------------------------------------------
INVESTOR PROFILE                                        Long-term investors who seek capital appreciation
                                                        and are willing to bear the risk of investing in
                                                        equity securities in order to seek above-average
                                                        gains

------------------------------------------------------- -----------------------------------------------------

INVESTMENT STRATEGY

The Fund invests, under normal conditions, at least 80% of its net assets in securities of small companies. For purposes of this policy, a small company is defined as having a market capitalization of less than $2.5 billion at the time of purchase. The Fund seeks capital appreciation by investing mainly in common stocks of small companies that Champlain Investment Partners, LLC (the "Adviser") believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Through the consistent execution of a fundamental bottoms-up investment process, which includes an effort to understand a company's intrinsic or fair value, the Adviser expects to identify a diversified universe of small companies which trade at a discount to their estimated or intrinsic fair values. As such, the Adviser seeks to mitigate company specific risk by limiting position sizes to 5% of the Fund's total assets at market value. The Fund will be broadly diversified and seek to create value primarily through favorable stock selection.

PRINCIPAL RISKS OF INVESTING

As with all mutual funds, a shareholder's investment in the Fund is subject to the risk that the shareholder could lose money on his or her investment. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Total returns would have been lower had certain expenses not been waived or assumed by the Adviser.


The bar chart shows how performance of the Fund's Advisor Shares has varied from year to year.

                    ----------------- ---------------
                         2005              10.05%
                    ----------------- ---------------
                         2006              14.03%
                    ----------------- ---------------


           ---------------------------- -------------------------
                    BEST QUARTER               WORST QUARTER
           ---------------------------- -------------------------
                      9.18%                       (4.08)%
           ---------------------------- -------------------------
                   (03/31/06)                   (06/30/06)
           ---------------------------- -------------------------


The performance information shown above is based on a calendar year. The Fund's Advisor Shares performance from 1/1/07 to 9/30/07 was 14.68%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S ADVISOR SHARES AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE RUSSELL 2000 INDEX.

------------------------------------------------------------------------ --------------- -------------------
                                                                              1 YEAR       SINCE INCEPTION*
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS BEFORE TAXES                                                    14.03%            12.61%
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                    13.43%            11.98%
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            9.20%             10.47%
------------------------------------------------------------------------ --------------- -------------------
RUSSELL 2000 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       18.37%            12.33%
------------------------------------------------------------------------ --------------- -------------------

*    The Fund's inception date was November 30, 2004



WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------- --------------------------
                                                                                                     ADVISOR SHARES
----------------------------------------------------------------------------------------------- --------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                      None
----------------------------------------------------------------------------------------------- --------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                 None
----------------------------------------------------------------------------------------------- --------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a                 None
percentage of offering price)
----------------------------------------------------------------------------------------------- --------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                       None
----------------------------------------------------------------------------------------------- --------------------------

* Your proceeds can be wired to your bank account (may be subject to a $10 fee), by ACH, or by check to your address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


-------------------------------------------------- ---------------------------
                                                         ADVISOR SHARES
-------------------------------------------------- ---------------------------
Investment Advisory Fees                                      0.90%
-------------------------------------------------- ---------------------------
Distribution and Service (12b-1) Fees                         0.25%
-------------------------------------------------- ---------------------------
Other Expenses                                                0.34%
                                                              -----
-------------------------------------------------- ---------------------------
Total Annual Fund Operating Expenses*                         1.49%
-------------------------------------------------- ---------------------------

* The actual Total Annual Fund Operating Expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.40% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.40% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.


For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

------------------- ------------------- ------------------- -------------------
      1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------- ------------------- ------------------- -------------------
       $152                $471               $813                $1,779
------------------- ------------------- ------------------- -------------------

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Fund's investment adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information. Certain portfolio holdings information for the Fund is available on the Fund's website - WWW.CIPVT.COM - by clicking the "Investment Overview" link on the homepage followed by the "Products" link followed by the "Fact Sheet" link on the "Investment Products" page. By clicking these links, you can obtain a list of the Fund's top 10 portfolio holdings as of the end of the most recent calendar quarter. The portfolio holdings information available on the Fund's website includes a top 10 list of the securities owned by the Fund and the percentage of the Fund's overall portfolio represented by each listed security. In addition, the website includes a list of the sectors represented in the Fund's portfolio. The portfolio holdings information on the Fund's website is generally made available 7 to 10 business days following the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next calendar quarter.

INVESTMENT ADVISER

Champlain Investment Partners, LLC makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's principal place of business is located at 346 Shelburne Road, Burlington, Vermont 05401. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of the Advisor Shares of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.40% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and 1.40% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2007, the Adviser received advisory fees (after waivers), stated as a percentage of the Fund's average daily net assets, at an annual rate of 0.82% from the Fund.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2007.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals headed by Scott T. Brayman, Chartered Financial Analyst ("CFA"). Although Mr. Brayman is primarily responsible for making investment decisions for the Fund, a number of investment team members play an integral part in generating investment ideas and making recommendations for the Fund. The members of the Fund's management team include:

Mr. Brayman, has served as Chief Investment Officer and Managing Partner of the Adviser since September 2004. In addition, Mr. Brayman has led the Adviser's investment team since the Fund's inception in September 2004 and is primarily responsible for making investment decisions for the Fund. Prior to joining the Adviser, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. ("NL Capital") and served as a portfolio manager at Sentinel Advisors Company

("Sentinel") where he was employed from June 1995 to September 2004. At Sentinel he was responsible for managing small- cap and core mid-cap strategies. Prior to joining NL Capital and Sentinel, he served as a portfolio manager and Director of Marketing at Argyle Capital Management in Allentown, Pennsylvania. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor's Degree in Business Administration. He earned his CFA designation in 1995 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 22 years of investment experience.

Mr. Daniel B. Butler, CFA, has been a member of the investment team of the Adviser since September 2004 and primarily serves as the Fund's technology sector analyst. Prior to joining the Adviser, Mr. Butler was a Vice President and Analyst at NL Capital from August 2004 to September 2004. From June 1998 to July 2004, Mr. Butler was a Senior Equity Analyst for Principal Global Investors where he followed the technology sector for the firm's small-cap portfolio managers. Additionally, Mr. Butler held an analyst position at Raymond James Financial from September 1994 to June 1996. Mr. Butler graduated from the University of Massachusetts with a Bachelor's Degree in Mathematics and received his Master's in Business Administration from Indiana University. He earned his CFA designation in 2001 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 11 years of investment experience.

Mr. Van Harissis, CFA, has been a member of the investment team and Partner of the Adviser since September 2004 and primarily serves as the Fund's consumer sector analyst. Prior to joining the Adviser, Mr. Harissis was a Senior Vice President at NL Capital, and served as a portfolio manager at Sentinel from June 1999 to September 2004. At Sentinel he was responsible for managing large-cap core equity and balanced strategies. Prior to joining NL Capital and Sentinel, he served as Managing Director and as a portfolio manager at Phoenix Investment Partners, Ltd. Mr. Harissis graduated cum laude from the University of Rochester with a Bachelor's Degree in Economics and received his Master's in Business Administration from the Johnson Graduate School of Management at Cornell University. He earned his CFA designation in 1989 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 23 years of investment experience.

Ms. Deborah Healey has been a securities trader and Partner of the Adviser since September 2004 and primarily serves as a securities trader of the Fund. Prior to joining the Adviser, Ms. Healey was a Vice President and small cap equity trader at NL Capital from October 2003 to September 2004. From June 1994 to May 2002, she served as a Senior Vice President and Senior Equity Trader at Putnam Investments, where she was responsible for trading all equities within the financial, capital goods and conglomerates sectors. Before Putnam's move to sector trading, she handled all trading for several small cap managers. Ms. Healey was an active participant in the design and implementation of Putnam's internal trading systems. Prior to joining Putnam Investments, she served as a Senior Equity Trader at Fidelity Investments. Ms. Healey graduated from Dartmouth College with a Bachelor's Degree in Government. She has more than 21 years of investment experience.

Mr. David O'Neal, CFA, has been a member of the investment team and Partner of the Adviser since September 2004 and primarily serves as the Fund's healthcare sector analyst. Prior to joining the Adviser, Mr. O'Neal was a Vice President and healthcare analyst for small-cap and mid-cap core strategies at NL Capital from January 2003 to September 2004. From February 1997 to June 2002, he served as Senior Research Analyst at Midwest Research/First Tennessee Securities. Additionally, Mr. O'Neal has over 12 years of experience in the healthcare market as a hospital manager and healthcare consultant. Mr. O'Neal graduated cum laude from Vanderbilt University with a Bachelor's Degree in Economics and Mathematics and received his Masters in Business Administration from the University of Chicago. He earned his CFA designation in 2002 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 11 years of investment experience.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PERFORMANCE OF COMPARABLE ACCOUNT

The information set forth below represents the performance of another mutual fund managed by Mr. Brayman with an investment strategy substantially similar to that of the Fund. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The table compares the average annual total returns of the other mutual fund managed by Mr. Brayman to the Russell 2000 Index, an unmanaged index generally representative of the market for stocks of small U.S. companies.

The performance information shown below from January 1, 1996 through December 31, 2003 is the performance of the Sentinel Funds' Small Company Fund (the "Sentinel Fund"), a registered mutual fund managed principally by Mr. Brayman while at Sentinel Advisors Company. The Sentinel Fund had substantially similar investment objectives, policies and strategies as the Fund. The performance information of the Sentinel Fund reflects the sales charges and operating expenses of the Sentinel Fund's Class A Shares. The Fund's Advisor Shares are not subject to sales charges, however, operating expenses of the Fund's Advisor Shares are higher than those of the Sentinel Fund's Class A Shares. If the Sentinel Fund's Class A Shares' performance information (without sales charges) was calculated based on the operating expenses of the Fund's Advisor Shares, the performance information shown below would have been lower.

THE BAR CHART AND PERFORMANCE TABLE THAT FOLLOW DO NOT SHOW THE PERFORMANCE OF THE FUND. THEY SHOW THE PERFORMANCE OF THE SENTINEL FUND, A SIMILAR MUTUAL FUND MANAGED BY MR. BRAYMAN. MR. BRAYMAN'S PAST PERFORMANCE IN MANAGING THIS SIMILAR MUTUAL FUND IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE FUND.

THIS TABLE COMPARES THE SENTINEL FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003, TO THOSE OF THE RUSSELL 2000 INDEX.

--------------------------------------------------------------------- -------------- ------------- ------------ ----------------
CLASS A SHARES                                                           1 YEAR        3 YEARS       5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------- -------------- ------------- ------------ ----------------
FUND RETURNS (WITH SALES CHARGE)**                                       31.18%         5.69%        13.58%         14.62%
--------------------------------------------------------------------- -------------- ------------- ------------ ----------------
FUND RETURNS (WITHOUT SALES CHARGE)                                      38.09%         7.51%        14.75%         15.35%
--------------------------------------------------------------------- -------------- ------------- ------------ ----------------
RUSSELL 2000 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR          47.25%         6.27%         7.13%          8.78%
   TAXES)***
--------------------------------------------------------------------- -------------- ------------- ------------ ----------------

------------
*    Mr. Brayman began managing the Fund on January 1, 1996.

** Reflects maximum sales charge of 5.00% applicable to Class A Shares of the Sentinel Fund. Advisor Shares of the Fund are not sold subject to a sales charge.

*** The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE SENTINEL FUND'S CLASS A SHARES. SALES CHARGES ARE NOT REFLECTED IN THE BAR CHART. IF SALES CHARGES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.

                     ---------------- -------------
                        1996             21.30%
                     ---------------- -------------
                        1997             21.20%
                     ---------------- -------------
                        1998             7.20%
                     ---------------- -------------
                        1999             15.10%
                     ---------------- -------------
                        2000             39.10%
                     ---------------- -------------
                        2001             4.80%
                     ---------------- -------------
                        2002             -14.10%
                     ---------------- -------------
                        2003             38.10%
                     ---------------- -------------

THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE SENTINEL FUND'S TOTAL RETURN FROM JANUARY 1, 2004 TO AUGUST 31, 2004 WAS 1.60%.



PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

Advisor Shares of the Fund are for individual and retail customers.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-773-3238.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

Champlain Small Company Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Champlain Small Company Fund
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, first call 1-866-773-3238 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA #101000695
Champlain Small Company Fund
DDA Account #9870523965
Ref: account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at Champlain Small Company Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM PURCHASES

To purchase Advisor Shares of the Fund for the first time, you must invest at least $10,000 ($3,000 for IRA accounts). There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

FUND CODES

The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

------------------------------------ ------------------- ----------------------- ------------------- -----------------
             FUND NAME                  SHARE CLASS          TRADING SYMBOL            CUSIP            FUND CODE
------------------------------------ ------------------- ----------------------- ------------------- -----------------
   Champlain Small Company Fund        Advisor Shares            CIPSX               00764Q405             1352
------------------------------------ ------------------- ----------------------- ------------------- -----------------

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("Authorized Institutions"). When you purchase or sell Fund shares through certain Authorized Institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these Authorized Institutions at an earlier time for your transaction to become effective that day. This allows these Authorized Institutions time to process your requests and transmit them to the Fund. Your Authorized Institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an Authorized Institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an Authorized Institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and Authorized Institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. These methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Fund's Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone.

BY MAIL




To redeem shares by mail , you may contact the Fund directly at: Champlain Small Company Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address:
Champlain Small Company Fund, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-773-3238 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $25,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund invests in small-mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and, as a result, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial Intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how Financial Intermediaries may be paid for providing these services.

The Fund generally pays Financial Intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which Financial Intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to Financial Intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay Financial Intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated Financial Intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, Financial Intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by Financial Intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's Statement of Additional Information.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Advisor Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Advisor Shares is 0.25%.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of the Fund's shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the past five fiscal years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the years ended July 31, 2006 and 2007 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP whose report, and the Fund's financial statements, are included in the Fund's Annual Report. The information provided below for the period ended July 31, 2005 has been derived from the Fund's financial statements, which have been audited by a predecessor independent registered public accounting firm. The report of Ernst & Young LLP, and with the Fund's financial statements and related notes, appear in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-773-3238.

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FOR THE PERIODS ENDED JULY 31*

                                      INCOME
                        INCOME      (LOSS) FROM                DIVIDENDS
                        (LOSS)       OPERATONS:                  AND          DIVIDENDS
                         FROM       NET REALOZED            DISTRIBUTIONS       AND                     NET
           NET ASSET   OPERATIONS:     AND                      FROM        DISTRIBUTIONS    TOTAL     ASSET             NET ASSETS,
            VALUE,        NET       UNREALIZED                  NET            FROM        DIVIDENDS   VALUE,             END OF
           BEGINNING   INVESTMENT    GAIN ON    TOTAL FROM   INVESTMENT     NET REALIZED      AND      END OF   TOTAL     PERIOD
           OF PERIOD    LOSS (1)   INVESTMENTS  OPERATIONS    INCOME          GAINS      DISTRIBUTIONS PERIOD  RETURN+  (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
CHAMPLAIN SMALL COMPANY FUND
ADVISOR SHARES
2005       $10.00      (0.04)       $1.24        $1.20        $(0.02)         --         $(0.02)      $11.18    11.98%     $11,797
-------  ---------   ---------   -----------   ----------   -----------   ----------   -----------   --------  --------  -----------
2006       $11.18      (0.02)     $0.17(2)       $0.15        $(0.01)      $(0.21)       $(0.22)      $11.11     1.30%     $48,410
-------  ---------   ---------   -----------   ----------   -----------   ----------   -----------   --------  --------  -----------
2007       $11.11      (0.04)       $2.43        $2.39           --        $(0.21)       $(0.21)      $13.29    21.69%     $243,122
-------  ---------   ---------   -----------   ----------   -----------   ----------   -----------   --------  --------  -----------

[RESTUBBED TABLE]

                                                    RATIO OF
             RATIO OF           RATIO OF          EXPENSES TO
           EXPENSES TO         EXPENSES TO        AVERAGE NET
           AVERAGE NET         AVERAGE NET          ASSETS             RATIO OF
        ASSETS (INCLUDING        ASSETS           (EXCLUDING             NET
           WAIVERS AND          INCLUDING           WAIVERS,          INVESTMENT
          REIMBURSEMENTS,        WAIVERS,         REIMBURSEMENTS       LOSS TO          PORTFOLIO
          EXCLUDING FEES       AND FEES PAID      AND FEES PAID        AVERAGE          TURNOVER
         PAID INDIRECTLY)       INDIRECTLY)        INDIRECTLY)        NET ASSETS          RATE
------------------------------------------------------------------------------------------------------------------------------------
CHAMPLAIN SMALL COMPANY FUND
ADVISOR SHARES

-------     ---------           ---------          -----------         ----------        -----------
2005         1.40%**              1.40%**            5.95%**            (0.53)%**          44.04%++
-------     ---------           ---------          -----------         ----------        -----------
2006         1.41%                1.40%              2.26%              (0.22)%             93.85%
-------     ---------           ---------          -----------         ----------        -----------
2007         1.41%                1.40%              1.49%              (0.33)%             68.95%
-------     ---------           ---------          -----------         ----------        -----------

------------
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED BY THE ADVISER DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++   NOT ANNUALIZED. EXCLUDES EFFECT OF IN-KIND TRANSFER.

*    COMMENCED OPERATIONS ON NOVEMBER 30, 2004.

**   ANNUALIZED.

(1)  PER SHARE NET INVESTMENT (LOSS) CALCULATED USING AVERAGE SHARES.

(2) THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2006 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT YEAR BECAUSE OF THE TIMING OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

                          CHAMPLAIN SMALL COMPANY FUND

INVESTMENT ADVISER

Champlain Investment Partners, LLC
346 Shelburne Road
Burlington, Vermont 05401

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-866-773-3238

BY MAIL:          Champlain Small Company Fund
                  P.O. Box 219009
                  Kansas City, MO 64121-9009

BY INTERNET:      WWW.CIPVT.COM

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 CSC-PS-001-0400

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS

                                NOVEMBER 28, 2007

                          CHAMPLAIN SMALL COMPANY FUND

                              INSTITUTIONAL SHARES

                               INVESTMENT ADVISER:

                       CHAMPLAIN INVESTMENT PARTNERS, LLC

          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Champlain Small Company Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Institutional Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

                                                                            PAGE
 FUND SUMMARY ...............................................................3
 INVESTMENT STRATEGY ........................................................3
 PRINCIPAL RISKS OF INVESTING ...............................................3
 PERFORMANCE INFORMATION ....................................................4
 FUND FEES AND EXPENSES .....................................................6
 MORE INFORMATION ABOUT RISK ................................................7
 MORE INFORMATION ABOUT FUND INVESTMENTS ....................................7
 INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................8
 INVESTMENT ADVISER .........................................................8
 PORTFOLIO MANAGERS .........................................................8
 PERFORMANCE OF COMPARABLE ACCOUNT ..........................................10
 PURCHASING AND SELLING FUND SHARES .........................................11
 OTHER POLICIES .............................................................15
 SHAREHOLDER SERVICING ARRANGEMENTS .........................................17
 PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................17
 DIVIDENDS AND DISTRIBUTIONS ................................................18
 TAXES ......................................................................18
 HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ......................Back Cover


The Fund is closed to investments by new shareholders and financial adviser platforms, other than those by financial advisers with existing clients in the Fund and from clients of retirement or 529 plan providers. The Fund reserves the right to permit additional investments on a case-by-case basis as deemed appropriate by and at the sole discretion of Champlain Investment Partners, LLC, the Fund's adviser.

CHAMPLAIN SMALL COMPANY FUND

FUND SUMMARY

------------------------------------------------------- -----------------------------------------------------
INVESTMENT GOAL                                         Capital appreciation

------------------------------------------------------- -----------------------------------------------------
INVESTMENT FOCUS                                        Small capitalization U.S. common stocks

------------------------------------------------------- -----------------------------------------------------
SHARE PRICE VOLATILITY                                  High

------------------------------------------------------- -----------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                           Investing mainly in common stocks of small
                                                        companies, and, to a lesser extent, medium-sized
                                                        companies, which have attractive long-term
                                                        fundamentals, superior appreciation potential and
                                                        attractive valuations

------------------------------------------------------- -----------------------------------------------------
INVESTOR PROFILE                                        Long-term investors who seek capital appreciation
                                                        and are willing to bear the risk of investing in
                                                        equity securities in order to seek above-average
                                                        gains

------------------------------------------------------- -----------------------------------------------------

INVESTMENT STRATEGY

The Fund invests, under normal conditions, at least 80% of its net assets in securities of small companies. For purposes of this policy, a small company is defined as having a market capitalization of less than $2.5 billion at the time of purchase. The Fund seeks capital appreciation by investing mainly in common stocks of small companies that Champlain Investment Partners, LLC (the "Adviser") believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Through the consistent execution of a fundamental bottoms-up investment process, which includes an effort to understand a company's intrinsic or fair value, the Adviser expects to identify a diversified universe of small companies which trade at a discount to their estimated or intrinsic fair values. As such, the Adviser seeks to mitigate company specific risk by limiting position sizes to 5% of the Fund's total assets at market value. The Fund will be broadly diversified and seek to create value primarily through favorable stock selection.

PRINCIPAL RISKS OF INVESTING

As with all mutual funds, a shareholder's investment in the Fund is subject to the risk that the shareholder could lose money on his or her investment. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Please note that the Institutional Shares do not have a full calendar year of performance.

The bar chart shows how performance of the Fund's Advisor Shares has varied from year to year. The average annual total return table compares the average annual returns of Advisor Shares of the Fund to those of a broad-based securities market index. Advisor Shares of the Fund are offered in a separate prospectus. Institutional Shares of the of the Fund would have substantially similar performance as Advisor Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Advisor Shares are higher than the expenses of the Institutional Shares and, therefore, returns for the Advisor Shares would be lower than those of the Institutional Shares. Returns are based on past performance and are not an indication of future performance. Total returns would have been lower had certain expenses not been waived or assumed by the Adviser.


                    ----------------- ---------------
                         2005             10.05%
                    ----------------- ---------------
                         2006             14.03%
                    ----------------- ---------------


            ---------------------------- -------------------------
                   BEST QUARTER               WORST QUARTER
            ---------------------------- -------------------------
                      9.18%                     (4.08)%
            ---------------------------- -------------------------
                    (03/31/06)                (06/30/06)
            ---------------------------- -------------------------


The performance information shown above is based on a calendar year. The Fund's performance for Advisor Shares from 1/1/07 to 9/30/07 was 14.68%.

AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S ADVISOR SHARES AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE RUSSELL 2000 INDEX.

------------------------------------------------------------------------ --------------- -------------------
                                                                              1 YEAR       SINCE INCEPTION*
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS BEFORE TAXES                                                    14.03%            12.61%
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                    13.43%            11.98%
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            9.20%             10.47%
------------------------------------------------------------------------ --------------- -------------------
RUSSELL 2000 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       18.37%            12.33%
------------------------------------------------------------------------ --------------- -------------------

*    The Fund's Advisor Shares inception date was November 30, 2004.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------- --------------------------
                                                                                                  INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------- --------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                      None
----------------------------------------------------------------------------------------------- --------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                 None
----------------------------------------------------------------------------------------------- --------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a                 None
percentage of offering price)
----------------------------------------------------------------------------------------------- --------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                       None
----------------------------------------------------------------------------------------------- --------------------------

* Your proceeds can be wired to your bank account (may be subject to a $10 fee), by ACH, or by check to your address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


-------------------------------------------------- -----------------------------
                                                       INSTITUTIONAL SHARES
-------------------------------------------------- -----------------------------
Investment Advisory Fees                                       0.90%
-------------------------------------------------- -----------------------------
Other Expenses                                                 0.34%
                                                               -----
-------------------------------------------------- -----------------------------
Total Annual Fund Operating Expenses*                          1.24%
-------------------------------------------------- -----------------------------
------------
* The actual Total Annual Fund Operating Expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.15% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.15% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

------------------- ------------------- ------------------- -------------------
      1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------- ------------------- ------------------- -------------------
       $126                $393               $681                $1,500
------------------- ------------------- ------------------- -------------------

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Fund's investment adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information. Certain portfolio holdings information for the Fund is available on the Fund's website - WWW.CIPVT.COM - by clicking the "Investment Overview" link on the homepage followed by the "Products" link followed by the "Fact Sheet" link on the "Investment Products" page. By clicking these links, you can obtain a list of the Fund's top 10 portfolio holdings as of the end of the most recent calendar quarter. The portfolio holdings information available on the Fund's website includes a top 10 list of the securities owned by the Fund and the percentage of the Fund's overall portfolio represented by each listed security. In addition, the website includes a list of the sectors represented in the Fund's portfolio. The portfolio holdings information on the Fund's website is generally made available 7 to 10 business days following the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next calendar quarter.

INVESTMENT ADVISER

Champlain Investment Partners, LLC makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's principal place of business is located at 346 Shelburne Road, Burlington, Vermont 05401. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of the Institutional Shares of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.15% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and 1.15% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2007, the Adviser received advisory fees (after waivers), stated as a percentage of the Fund's average daily net assets, at an annual rate of 0.82% from the Fund.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2007.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals headed by Scott T. Brayman, Chartered Financial Analyst ("CFA"). Although Mr. Brayman is primarily responsible for making investment decisions for the Fund, a number of investment team members play an integral part in generating investment ideas and making recommendations for the Fund. The members of the Fund's management team include:

Mr. Brayman, has served as Chief Investment Officer and Managing Partner of the Adviser since September 2004. In addition, Mr. Brayman has led the Adviser's investment team since the Fund's inception in September 2004 and is primarily responsible for making investment decisions for the Fund. Prior to joining the Adviser, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. ("NL Capital") and served as a portfolio manager at Sentinel Advisors Company ("Sentinel") where he was employed from June 1995 to September 2004. At Sentinel he was responsible for managing small-cap and core mid-cap strategies. Prior to joining NL Capital and Sentinel, he served as a portfolio manager and Director of Marketing at Argyle Capital Management in Allentown, Pennsylvania. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor's Degree in Business Administration. He earned his CFA designation in 1995 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 22 years of investment experience.

Mr. Daniel B. Butler, CFA, has been a member of the investment team of the Adviser since September 2004 and primarily serves as the Fund's technology sector analyst. Prior to joining the Adviser, Mr. Butler was a Vice President and Analyst at NL Capital from August 2004 to September 2004. From June 1998 to July 2004, Mr. Butler was a Senior Equity Analyst for Principal Global Investors where he followed the technology sector for the firm's small-cap portfolio managers. Additionally, Mr. Butler held an analyst position at Raymond James Financial from September 1994 to June 1996. Mr. Butler graduated from the University of Massachusetts with a Bachelor's Degree in Mathematics and received his Master's in Business Administration from Indiana University. He earned his CFA designation in 2001 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 11 years of investment experience.

Mr. Van Harissis, CFA, has been a member of the investment team and Partner of the Adviser since September 2004 and primarily serves as the Fund's consumer sector analyst. Prior to joining the Adviser, Mr. Harissis was a Senior Vice President at NL Capital, and served as a portfolio manager at Sentinel from June 1999 to September 2004. At Sentinel he was responsible for managing large-cap core equity and balanced strategies. Prior to joining NL Capital and Sentinel, he served as Managing Director and as a portfolio manager at Phoenix Investment Partners, Ltd. Mr. Harissis graduated cum laude from the University of Rochester with a Bachelor's Degree in Economics and received his Master's in Business Administration from the Johnson Graduate School of Management at Cornell University. He earned his CFA designation in 1989 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 23 years of investment experience.

Ms. Deborah Healey has been a securities trader and Partner of the Adviser since September 2004 and primarily serves as a securities trader of the Fund. Prior to joining the Adviser, Ms. Healey was a Vice President and small cap equity trader at NL Capital from October 2003 to September 2004. From June 1994 to May 2002, she served as a Senior Vice President and Senior Equity Trader at Putnam Investments, where she was responsible for trading all equities within the financial, capital goods and conglomerates sectors. Before Putnam's move to sector trading, she handled all trading for several small cap managers. Ms. Healey was an active participant in the design and implementation of Putnam's internal trading systems. Prior to joining Putnam Investments, she served as a Senior Equity Trader at Fidelity Investments. Ms. Healey graduated from Dartmouth College with a Bachelor's Degree in Government. She has more than 21 years of investment experience.

Mr. David O'Neal, CFA, has been a member of the investment team and Partner of the Adviser since September 2004 and primarily serves as the Fund's healthcare sector analyst. Prior to joining the Adviser, Mr. O'Neal was a Vice President and healthcare analyst for small-cap and mid-cap core strategies at NL Capital from January 2003 to September 2004. From February 1997 to June 2002, he served as Senior Research Analyst at Midwest Research/First Tennessee Securities. Additionally, Mr. O'Neal has over 12 years of experience in the healthcare market as a hospital manager and healthcare consultant. Mr. O'Neal graduated cum laude from Vanderbilt University with a Bachelor's Degree in Economics and Mathematics and received his Masters in Business Administration from the University of Chicago. He earned his CFA designation in 2002 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 11 years of investment experience.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PERFORMANCE OF COMPARABLE ACCOUNT

The information set forth below represents the performance of another mutual fund managed by Mr. Brayman with an investment strategy substantially similar to that of the Fund. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The table compares the average annual total returns of the other mutual fund managed by Mr. Brayman to the Russell 2000 Index, an unmanaged index generally representative of the market for stocks of small U.S. companies.

The performance information shown below from January 1, 1996 through December 31, 2003 is the performance of the Sentinel Funds' Small Company Fund (the "Sentinel Fund"), a registered mutual fund managed principally by Mr. Brayman while at Sentinel Advisors Company. The Sentinel Fund had substantially similar investment objectives, policies and strategies as the Fund. The performance information of the Sentinel Fund reflects the sales charges and operating expenses of the Sentinel Fund's Class A Shares. The Fund's Institutional Shares are not subject to sales charges, however, operating expenses of the Fund's Institutional Shares are higher than those of the Sentinel Fund's Class A Shares. If the Sentinel Fund's Class A Shares' performance information (without sales charges) was calculated based on the operating expenses of the Fund's Institutional Shares, the performance information shown below would have been lower.

THE BAR CHART AND PERFORMANCE TABLE THAT FOLLOW DO NOT SHOW THE PERFORMANCE OF THE FUND. THEY SHOW THE PERFORMANCE OF THE SENTINEL FUND, A SIMILAR MUTUAL FUND MANAGED BY MR. BRAYMAN. MR. BRAYMAN'S PAST PERFORMANCE IN MANAGING THIS SIMILAR MUTUAL FUND IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE FUND.

THIS TABLE COMPARES THE SENTINEL FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003, TO THOSE OF THE RUSSELL 2000 INDEX.


--------------------------------------------------------------------- -------------- ------------- ----------- --------------
CLASS A SHARES                                                                                                      SINCE
CLASS A SHARES                                                            1 YEAR        3 YEARS      5 YEARS      INCEPTION*
--------------------------------------------------------------------- -------------- ------------- ----------- --------------
FUND RETURNS (WITH SALES CHARGE)**                                       31.18%         5.69%        13.58%       14.62%
--------------------------------------------------------------------- -------------- ------------- ----------- --------------
FUND RETURNS (WITHOUT SALES CHARGE)                                      38.09%         7.51%        14.75%       15.35%
--------------------------------------------------------------------- -------------- ------------- ----------- --------------
RUSSELL 2000 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR          47.25%         6.27%        7.13%         8.78%
   TAXES)***
--------------------------------------------------------------------- -------------- ------------- ----------- --------------

------------
*    Mr. Brayman began managing the Fund on January 1, 1996.
** Reflects maximum sales charge of 5.00% applicable to Class A Shares of the Sentinel Fund. Advisor Shares of the Fund are not sold subject to a sales charge.

*** The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE SENTINEL FUND'S CLASS A SHARES. SALES CHARGES ARE NOT REFLECTED IN THE BAR CHART. IF SALES CHARGES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.

                       ---------------- -------------
                            1996           21.30%
                       ---------------- -------------
                            1997           21.20%
                       ---------------- -------------
                            1998            7.20%
                       ---------------- -------------
                            1999           15.10%
                       ---------------- -------------
                            2000           39.10%
                       ---------------- -------------
                            2001            4.80%
                       ---------------- -------------
                            2002          -14.10%
                       ---------------- -------------
                            2003           38.10%
                       ---------------- -------------

THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE SENTINEL FUND'S TOTAL RETURN FROM JANUARY 1, 2004 TO AUGUST 31, 2004 WAS 1.60%.



PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

Institutional Shares of the Fund are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-773-3238.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

Champlain Small Company Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Champlain Small Company Fund
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, first call 1-866-773-3238 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA #101000695
Champlain Small Company Fund
DDA Account #9870523965
Ref: account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at Champlain Small Company Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM PURCHASES

To purchase Institutional Shares of the Fund for the first time, you must invest at least $1,000,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("Authorized Institutions"). When you purchase or sell Fund shares through certain Authorized Institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these Authorized Institutions at an earlier time for your transaction to become effective that day. This allows these Authorized Institutions time to process your requests and transmit them to the Fund. Your Authorized Institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an Authorized Institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an Authorized Institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and Authorized Institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. These methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Fund's Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone.

BY MAIL




To redeem shares by mail , you may contact the Fund directly at: Champlain Small Company Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address:
Champlain Small Company Fund, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:


     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-773-3238 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund invests in small-mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and, as a result, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial Intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how Financial Intermediaries may be paid for providing these services.

The Fund generally pays Financial Intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which Financial Intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to Financial Intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay Financial Intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated Financial Intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, Financial Intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by Financial Intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's Statement of Additional Information.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of the Fund's shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                          CHAMPLAIN SMALL COMPANY FUND

INVESTMENT ADVISER

Champlain Investment Partners, LLC
346 Shelburne Road
Burlington, Vermont 05401

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-866-773-3238

BY MAIL:          Champlain Small Company Fund
                  P.O. Box 219009
                  Kansas City, MO 64121-9009

BY INTERNET:      WWW.CIPVT.COM

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS

                                NOVEMBER 28, 2007

                         PERIMETER SMALL CAP GROWTH FUND



                               INVESTMENT ADVISER:
                        PERIMETER CAPITAL MANAGEMENT LLC


           THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Perimeter Small Cap Growth Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

                                                                      PAGE
   FUND SUMMARY ......................................................1
   PRINCIPAL INVESTMENT STRATEGIES ...................................1
   PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................1
   FUND FEES AND EXPENSES ............................................3
   MORE INFORMATION ABOUT RISK .......................................4
   MORE INFORMATION ABOUT FUND INVESTMENTS ...........................5
   INFORMATION ABOUT PORTFOLIO HOLDINGS ..............................5
   INVESTMENT ADVISER ................................................6
   PORTFOLIO MANAGERS ................................................6
   PERFORMANCE OF COMPARABLE ACCOUNT .................................7
   PURCHASING AND SELLING FUND SHARES ................................8
   OTHER POLICIES ....................................................12
   SHAREHOLDER SERVICING ARRANGEMENTS ................................15
   PAYMENTS TO FINANCIAL INTERMEDIARIES ..............................15
   DIVIDENDS AND DISTRIBUTIONS .......................................16
   TAXES .............................................................16
   HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND......................Back Cover

                         PERIMETER SMALL CAP GROWTH FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation. This investment objective is non-fundamental and may be changed by the Fund without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in small-cap equity securities. This "80% policy" is a non-fundamental investment policy that may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund currently defines small-cap equity securities as those of companies with market capitalizations between $50 million and $3 billion at the time of purchase. The Fund's investments will generally consist of U.S. traded securities, which may include American Depository Receipts ("ADRs"), among other types of securities.

The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earning trends, reasonable valuation, and strong fundamentals will provide superior returns over time. Perimeter Capital Management LLC (the "Adviser") selects companies with strong current earnings growth, improving profitability, strong balance sheets, and strong current and projected business fundamentals, which are priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Because companies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities, and may adversely impact performance. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder's investment in the Fund is subject to the risk that the shareholder could lose money on his or her investment. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. However, the Fund's portfolio manager managed another mutual fund with an investment strategy substantially similar to that of the Fund. For information representing the performance of this other mutual fund see "Performance of Comparable Account."

FUND FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                   None
--------------------------------------------------------------------------------------------- ------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                              None
--------------------------------------------------------------------------------------------- ------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
(as a percentage of offering price)                                                                    None
--------------------------------------------------------------------------------------------- ------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*+                                   2.00%
--------------------------------------------------------------------------------------------- ------------------------

* Your proceeds can be wired to your bank account (may be subject to a $10 fee) by ACH, or by check to your address of record.

+ This redemption fee will be imposed on shares redeemed within seven days of purchase unless the redemption is excluded under the Redemption Fee Policy. For more information, see "Redemption Fee." This fee is not a sales charge and is payable directly to the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
Investment Advisory Fees                                                              0.90%
------------------------------------------------------------ ---------------------------------------------------------
Other Expenses                                                                        1.22%
------------------------------------------------------------ ---------------------------------------------------------
Acquired Fund Fees and Expenses                                                       0.00%*
------------------------------------------------------------ ---------------------------------------------------------
Total Annual Fund Operating Expenses                                                 2.12%**
------------------------------------------------------------ ---------------------------------------------------------

*    Represents less than 0.01%.
** The actual "Total Annual Fund Operating Expenses" for the most recently completed fiscal year were less than the amount shown above because the Adviser voluntarily agreed to waive fees and/or reimburse expenses in order to keep "Total Annual Fund Operating Expenses" (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.29% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.29% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

------------------- ------------------- ------------------- -------------------
      1 YEAR             3 YEARS              5 YEARS            10 YEARS
------------------- ------------------- ------------------- -------------------
       $215               $ 664               $ 1,139            $ 2,452
------------------- ------------------- ------------------- -------------------


MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK - Investments in securities of foreign companies (including direct investments as well as ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

DERIVATIVES RISKS - Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include the following risks associated with hedging and leveraging activities:

     o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

     o The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

     o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

     o    There may not be a liquid secondary market for derivatives.

     o    Trading restrictions or limitations may be imposed by an exchange.

     o    Government regulations may restrict trading derivatives.

     o The other party to an agreement (e.g., options or expense swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary. Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Fund's investment adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

This prospectus describes the Fund's primary investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/PERIMETER. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER

Perimeter Capital Management LLC, a Delaware corporation formed in 2006, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at Five Concourse Parkway, Suite 2725, Atlanta, Georgia 30328. As of September 30, 2007, the Adviser had approximately $527 million in assets under management.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of shares of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.29% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and 1.29% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. For the fiscal period from September 29, 2006 to July 31, 2007, the Fund paid 0.17% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract with the Adviser is available in the Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2007.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals headed by Mark D. Garfinkel, Chartered Financial Analyst ("CFA"). Although Mr. Garfinkel is primarily responsible for making investment decisions for the Fund, Mr. Jim N. Behre also plays an integral part in generating investment ideas and making recommendations for the Fund.

Mark D. Garfinkel is a founding partner of the Adviser and a member of its management committee. As the Adviser's small-cap growth Portfolio Manager and Chief Investment Officer, he has over 19 years of investment management experience. Prior to the formation of the Adviser in June 2006, Mr. Garfinkel spent five years as a portfolio manager for Trusco Capital Management's large-cap growth discipline. In 1998, he was selected to manage Trusco's small-cap growth investment discipline along with lead analyst Jim Behre. Mr. Garfinkel is a member of the Atlanta Society of Financial Analysts, received his CFA designation in 1993, and earned his B.A. (1986) and M.B.A. (1987) from Vanderbilt University.

Jim N. Behre is a founding partner of Perimeter and a member of the management committee. As Perimeter's small-cap growth Senior Research Analyst and Director of Investment Research, he brings over 21 years of investment experience, specializing in small- to mid-cap companies. Prior to the formation of Perimeter, Mr. Behre worked with Mr. Garfinkel, CFA at Trusco Capital Management as the lead analyst of the firm's small-cap growth investment process. In addition, he has had experience as a Securities Principal and Compliance Officer. Mr. Behre is a member of the Atlanta Society of Financial Analysts and earned his B.A. from Barry University (1984) and M.B.A. from Farleigh Dickinson University (1991).

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PERFORMANCE OF COMPARABLE ACCOUNT

The information set forth below represents the performance of another mutual fund managed by Mr. Garfinkel with an investment strategy substantially similar to that of the Fund. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The table compares the average annual total returns of the other mutual fund managed by Mr. Garfinkel to the Russell 2000 Growth Index, an unmanaged index generally representative of the market for stocks of small U.S. companies.

The performance information shown below from January 1, 1999 through December 31, 2005 is the performance of the STI Classic Equity Funds' Small Cap Growth Stock Fund (the "STI Fund"), a registered mutual fund managed principally by Mr. Garfinkel while at Trusco Capital Management. The STI Fund had substantially similar investment objectives, policies and strategies as the Fund.

THE BAR CHART AND PERFORMANCE TABLE THAT FOLLOW DO NOT SHOW THE PERFORMANCE OF THE FUND. THEY SHOW THE PERFORMANCE OF THE STI FUND, A SIMILAR MUTUAL FUND MANAGED BY MR. GARFINKEL. MR. GARFINKEL'S PAST PERFORMANCE IN MANAGING THIS SIMILAR MUTUAL FUND IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE FUND.

THIS TABLE COMPARES THE STI FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005 TO THAT OF THE RUSSELL 2000 GROWTH INDEX*

-------------------------------------- ------------ ------------ ---------------
                                         1 YEAR       5 YEARS    SINCE INCEPTION
-------------------------------------- ------------ ------------ ---------------
STI FUND RETURNS                         7.92%        7.51%         15.48%
-------------------------------------- ------------ ------------ ---------------
RUSSELL 2000  GROWTH INDEX               4.15%        2.28%          6.10%
-------------------------------------- ------------ ------------ --------------

* The performance information of the STI Fund reflects the operating expenses of the STI Fund's I Shares since their inception on October 8, 1998. Russell 2000 Growth Index returns are since September 30, 1998
     (Russell 2000 Growth Index returns available only on a month end basis).

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE STI FUND'S I SHARES FROM CALENDAR YEAR TO CALENDAR YEAR DURING THE PERIODS THAT IT WAS MANAGED BY MR. GARFINKEL.

                        ---------------- -------------
                            1999             20.55%
                        ---------------- -------------
                            2000             11.76%
                        ---------------- -------------
                            2001             -0.82%
                        ---------------- -------------
                            2002             -22.71%
                        ---------------- -------------
                            2003             45.64%
                        ---------------- -------------
                            2004             19.21%
                        ---------------- -------------
                            2005             7.92%
                        ---------------- -------------

THE STI FUND'S TOTAL RETURN FROM JANUARY 1, 2006 TO MAY 31, 2006 WAS 5.05%.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

Shares of the Fund are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-888-968-4964.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

Perimeter Small Cap Growth Fund
P.O. Box 219009
Kansas City, MO  64121-9009

EXPRESS MAIL ADDRESS

Perimeter Small Cap Growth Fund
430 W. 7th Street
Kansas City, MO  64105

BY WIRE

To open an account by wire, first call 1-888-968-4964 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
Perimeter Small Cap Growth Fund

DDA# 9870523965
Ref:  account number/account name

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through your account with your broker or financial intermediary. For the reasons discussed below, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. So, for you to receive the current Business Day's NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

Please note, if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund will consider any relevant information as related to the securities such as, the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the U.S.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $100,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts at its discretion.

FUND CODES

The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

----------------------------------- ------------------ ------------ ------------
            FUND NAME                 TRADING SYMBOL       CUSIP     FUND CODE
----------------------------------- ------------------ ------------ ------------
  Perimeter Small Cap Growth Fund          PSCGX         00764Q843      2775
----------------------------------- ------------------ ------------ ------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-888-968-4964.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sold them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund's shares as compared to a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include the following:

     o Shareholders are restricted from making more than one "round trip" into or out of the Fund within any 60 day period. If, to the knowledge of the Fund, a shareholder exceeds either "round trip" restriction, he or she may be deemed a "Market Timer," and the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund. Anyone considered to be a Market Timer by the Fund, its manager or a shareholder servicing agent may be notified in writing of their designation as a Market Timer.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

     o A redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed within 7 days or less after their date of purchase (subject to certain exceptions as discussed below in "Redemption Fees").

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone, nor all of them taken together, eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot ensure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and, as a result, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund Shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 2% redemption fee on redemptions of Fund shares if sold within 7 days after their date of purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to shares of the Fund purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the financial intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Fund.

The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believe may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, the Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial Intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how Financial Intermediaries may be paid for providing these services.

The Fund generally pays Financial Intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which Financial Intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to Financial Intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay Financial Intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated Financial Intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, Financial Intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by Financial Intermediaries. To the extent permitted by the SEC and the Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's Statement of Additional Information.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-888-968-4964.

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FOR THE PERIOD ENDED JULY 31*

                ------------    -------------    ----------    -----------    -----------    -----------
                 NET ASSET          INCOME       INCOME FROM      TOTAL        NET ASSET        TOTAL
                  VALUE,            (LOSS)        OPERATIONS:     FROM           VALUE,        RETURN+
                BEGINNING OF         FROM            NET        OPERATIONS       END OF
                  PERIOD          OPERATIONS:       REALIZED                      PERIOD
                                     NET              AND
                                 INVESTMENT       UNREALIZED
                                LOSS (1) (2)       GAIN ON
                                                INVESTMENTS(2)
-------------------------------------------------------------------------------------------------------
PERIMETER SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------
2007              $10.00          $(0.08)          $1.57         $1.49          $11.49        14.90%
-----------    ------------    -------------    ----------    -----------    -----------    -----------


[RESTUBBED TABLE]


                ------------    -------------    ----------    -----------    -----------    -----------
                    NET           RATIO OF        RATIO OF      RATIO OF       RATIO OF       PORTFOLIO
                  ASSETS,       EXPENSES TO     EXPENSES TO    EXPENSES TO       NET          TURNOVER
                  END OF        AVERAGE NET     AVERAGE NET    AVERAGE NET    INVESTMENT       RATE++
                  PERIOD          ASSETS          ASSETS         ASSETS        LOSS TO
               (THOUSANDS)      (INCLUDING      (INCLUDING     (EXCLUDING      AVERAGE
                                 WAIVERS,         WAIVERS        WAIVERS      NET ASSETS
                                EXCLUDING        AND FEES       AND FEES
                                FEES PAID         PAID            PAID
                               INDIRECTLY)      INDIRECTLY)   INDIRECTLY)
--------------------------------------------------------------------------------------------------------
PERIMETER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
2007             $53,100          1.38%**         1.29%**       2.11%**       (0.79)%**         88%
-----------    ------------    -------------    ----------    -----------    -----------    -----------

------------
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED BY THE ADVISER DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++ PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. EXCLUDES EFFECT OF IN-KIND TRANSFER.
*    COMMENCED OPERATIONS ON SEPTEMBER 29, 2006.
**   ANNUALIZED.
(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.
(2) THIS AMOUNT IS INCONSISTENT WITH THE FUND'S AGGREGATE NET INCOME, GAINS AND LOSSES BECAUSE OF THE TIMING OF SALES AND REDEMPTION OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES FOR THE INVESTMENT PORTFOLIO.

                         PERIMETER SMALL CAP GROWTH FUND

INVESTMENT ADVISER

Perimeter Capital Management LLC
Five Concourse Parkway
Suite 2725
Atlanta, Georgia 30328

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-888-968-4964




FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 PCM-PS-001-0200

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS

                                NOVEMBER 28, 2007

                           REAVES SELECT RESEARCH FUND

                              INSTITUTIONAL SHARES

                               INVESTMENT ADVISER:
                             W.H. REAVES & CO., INC.

          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      ABOUT THIS PROSPECTUS

The Reaves Select Research Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Institutional Class Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:


                                                                     PAGE

 PRINCIPAL INVESTMENT STRATEGY AND RISKS .............................1
 PERFORMANCE INFORMATION AND EXPENSES ................................2
 MORE INFORMATION ABOUT RISK .........................................5
 MORE INFORMATION ABOUT FUND INVESTMENTS .............................6
 INFORMATION ABOUT PORTFOLIO HOLDINGS ................................6
 INVESTMENT ADVISER ..................................................7
 PORTFOLIO MANAGERS ..................................................7
 HISTORICAL PERFORMANCE DATA OF THE ADVISER ..........................8
 PURCHASING AND SELLING FUND SHARES ..................................10
 OTHER POLICIES ......................................................15
 SHAREHOLDER SERVICING ARRANGEMENTS ..................................17
 PAYMENTS TO FINANCIAL INTERMEDIARIES ................................18
 DIVIDENDS AND DISTRIBUTIONS .........................................18
 TAXES ...............................................................19
 FINANCIAL HIGHLIGHTS ................................................20
 HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND .......................Back Cover

REAVES SELECT RESEARCH FUND

FUND SUMMARY

------------------------------------------------------- -----------------------------------------------------
INVESTMENT GOAL                                         Total return from income and capital growth
------------------------------------------------------- -----------------------------------------------------
INVESTMENT FOCUS                                        Common stock

------------------------------------------------------- -----------------------------------------------------
SHARE PRICE VOLATILITY                                  Medium to High

------------------------------------------------------- -----------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                           Investing in securities of companies in the
                                                        utilities and energy industries
------------------------------------------------------- -----------------------------------------------------
INVESTOR PROFILE                                        Investors who seek growth of capital and income
                                                        and are willing to bear the risk of investing in
                                                        equity securities in order to seek above-average
                                                        gains

------------------------------------------------------- -----------------------------------------------------

INVESTMENT STRATEGY

The Fund invests in securities of domestic and foreign public utility and energy companies. These include companies involved to a significant extent in providing products, services or equipment for: (i) the generation, transmission or distribution of electricity, gas or water; or (ii) telecommunications activities ("Utilities" or the "Utilities Industry") as well as in companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing or distribution of energy ("Energy" or the "Energy Industry"). The Fund may also invest in master limited partnerships involving such companies. The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The Fund considers a company to be involved to a significant extent in the Utilities Industry and/or the Energy Industry if at least 50% of its assets, gross income or profits are committed to or derived from activities in the industries described above. The Fund may also invest in municipal utility companies, including rural electric cooperatives and similar organizations. The Fund may utilize an active trading approach. W.H. Reaves & Co., Inc. (the "Adviser") may sell a holding if its prospects for growth and income decline or when the Adviser deems it to be an unattractive investment.

PRINCIPAL RISKS OF INVESTING

As with all mutual funds, a shareholder's investment in the Fund is subject to the risk that the shareholder could lose money on his or her investment. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

To the extent that the Fund's investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries. Fluctuations in the value of securities of companies in the Utilities Industry and/or Energy Industry depend to a large extent on the price and supply of energy fuels. Many utility companies historically have been subject to risks of increases in fuel, power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations.

Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most total return potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Because of its active trading strategy, the Fund's portfolio turnover rate and transaction costs will generally be higher than funds with less active trading strategies, which may lower fund performance and increase the likelihood of capital gain distributions.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows how performance of the Fund's Institutional Shares has varied from year to year.

                        ----------------- ---------------
                              2005              16.89%
                        ----------------- ---------------
                              2006              18.96%
                        ----------------- ---------------

             ---------------------------- -------------------------
                    BEST QUARTER                WORST QUARTER
             ---------------------------- -------------------------
                       9.75%                       (6.23)%
             ---------------------------- -------------------------
                    (09/30/05)                   (12/31/05)
             ---------------------------- -------------------------


The performance information shown above is based on a calendar year. The Fund's performance for Institutional Shares from 1/1/07 to 9/30/07 was 15.81%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S INSTITUTIONAL SHARES AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE S&P 500 INDEX AND THE S&P 500 UTILITIES INDEX.

------------------------------------------------------------------------ --------------- -------------------
INSTITUTIONAL SHARES                                                          1 YEAR       SINCE INCEPTION*
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS BEFORE TAXES                                                    18.96%            17.40%
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS**                                  16.66%            15.65%
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES**          13.83%            14.52%
------------------------------------------------------------------------ --------------- -------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            15.80%            10.20%
------------------------------------------------------------------------ --------------- -------------------
S&P 500 UTILITIES INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
TAXES)                                                                       20.95%            18.28%
------------------------------------------------------------------------ --------------- -------------------

*    The Fund's inception date was December 22, 2004.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The S&P 500 Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------ ------------------------
                                                                                            INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------ ------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

------------------------------------------------------------------------------------------ ------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                           None
------------------------------------------------------------------------------------------ ------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as
  a percentage of offering price)                                                                   None
------------------------------------------------------------------------------------------ ------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                 None
------------------------------------------------------------------------------------------ ------------------------

* Your proceeds can be wired to your bank account (may be subject to a $10 fee), by ACH, or by check to your address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

--------------------------------------------   -------------------------------
                                                    INSTITUTIONAL SHARES
--------------------------------------------   -------------------------------
Investment Advisory Fees                                   0.75%
--------------------------------------------   -------------------------------
Other Expenses                                             0.44%
--------------------------------------------   -------------------------------
Acquired Fund Fees and Expenses                            0.00%*
--------------------------------------------   -------------------------------
Total Annual Fund Operating Expenses**                     1.19%
--------------------------------------------   -------------------------------

*    Represents less than 0.01%.

** The Adviser has voluntarily agreed to waive fees and/or reimburse expenses of the Fund's Institutional Shares to the extent necessary in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund's average daily net assets. During the Fund's most recent fiscal year, no fee waivers or expense reimbursements were required to maintain this expense cap. The Adviser may discontinue all or part of this waiver at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.30% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

For more information about Investment Advisory fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:


------------------- ------------------- ------------------- -------------------
      1 YEAR             3 YEARS              5 YEARS            10 YEARS
------------------- ------------------- ------------------- -------------------
       $121               $378                 $654               $1,443
------------------- ------------------- ------------------- -------------------


MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, master limited partnerships, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     o MASTER LIMITED PARTNERSHIPS ("MLPS") - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.

FOREIGN SECURITY RISK - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return.

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio holdings information described above can be found on the internet at http://sei2funds.seic.com/reaves. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

W.H. Reaves & Co., Inc., founded in 1961, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of the Institutional Shares of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.30% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. During the Fund's most recent fiscal year, no fee waivers or expense reimbursements were required to maintain this expense cap. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and 1.30% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2007, the Fund paid 0.75% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2007.

PORTFOLIO MANAGERS

The Fund is co-managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. William A. Ferer has served as President and Director of Research of the Adviser since February 2003, after serving as Executive Vice President from November 1997 to February 2003 and Vice President from July 1987 to November 1997. Mr. Ferer has also served as a portfolio manager and analyst for the Adviser since 1987. He has co-managed the Fund since its inception. Mr. Ferer has more than 35 years of investment experience.

Mr. William H. Reaves has served as Chairman of the Adviser since February 2003, after serving as Chief Executive Officer from February 2003 to September 2005 and as President from February 1961 to February 2003. He has served as the senior co-manager of the Fund since its inception. Mr. Reaves has more than 53 years of investment experience.

Mr. Ronald J. Sorenson has served as Vice Chairman and Chief Executive Officer of the Adviser since September 2005 and as Chief Investment Officer of the Adviser since November 2002. Previously, he served as Executive Vice President of the Adviser from November 2002 to September 2005 and as Vice President of the Adviser from December 1991 to November 2002. He has co-managed the Fund since its inception. Mr. Sorenson has more than 23 years of investment experience.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

The following table gives the historical performance of a composite of actual, fee-paying, discretionary equity ERISA accounts (including designated cash reserves) with assets over $1 million ("Equity Accounts"), managed by the Adviser since 1978, that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund. Up to 15% of the composite portfolio may, at the portfolio manager's discretion, be invested in assets outside of the benchmark. The composite does not reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the composite differs from that of a registered mutual fund such as the Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI).* All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions were accounted for on the trade date, and accrual accounting was utilized. Cash and equivalents were included in the performance returns. The composite's dollar-weighted returns were calculated on a time-weighted basis, stated in U.S. dollars. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Equity Accounts that are included in the composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Equity Accounts in the composite were subject to the federal securities and tax laws.

The investment results for the Adviser's composite presented below are not intended to predict or suggest the future returns of the Fund. The Fund's performance record can be found on page 2. The performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.


------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    ADVISER'S COMPOSITE
TIME PERIOD                          (EQUITY AND CASH)               S&P 500(1)             S&P UTILITIES INDEX(2)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Average Annual Returns (as of 12/31/06)
------------------------------- ---------------------------- ---------------------------- ----------------------------
1 Year                                     24.7%                        15.8%                        21.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
3 Year                                     21.5%                        10.4%                        20.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
5 Year                                     11.5%                        6.2%                         9.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
10 Year                                    11.9%                        8.4%                         8.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
15 Year                                    12.3%                        10.6%                        9.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
20 Year                                    12.2%                        11.8%                        10.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1/1/78 - 12/31/06(3)                       15.3%                        13.2%                        12.7%
-------------------------------  --------------------------- ---------------------------- ----------------------------
Cumulative Returns
------------------------------- ---------------------------- ---------------------------- ----------------------------
1/1/78 - 12/31/06(3)                    6,100.2%                     3,569.6%                      3,127.6%
------------------------------- ---------------------------- ---------------------------- ----------------------------

THE ADVISER'S COMPOSITE CHARACTERISTICS

(THROUGH DECEMBER 31, 2006)


--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
                   NO. OF           TOTAL              AS A % OF             TOTAL MANAGED             STANDARD
     YEAR         ACCOUNTS         (IN $MIL)         TOTAL MANAGED            (IN $ MIL)             DEVIATION(4)
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1978                  1              $1.4                100%                    $1.4                   0.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1979                  1              1.9                 100%                     1.9                   0.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1980                  1              2.6                 100%                     2.6                   0.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1981                  6              34.5                100%                    34.5                   5.05%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1982                  8              59.1                 91%                    64.9                   1.46%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1983                 11              99.4                 97%                    102.5                  0.90%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1984                 13             214.7                 98%                    219.1                  1.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1985                 17             382.4                 90%                    424.9                  0.77%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1986                 18             510.1                 81%                    629.8                  0.83%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1987                 19             513.8                 80%                    642.3                  0.41%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1988                 20             580.9                 81%                    717.2                  0.27%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1989                 22             871.3                 79%                   1,012.9                 0.65%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1990                 20             760.2                 67%                   1,134.6                 0.56%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1991                 22             808.9                 69%                   1,172.3                 0.43%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1992                 19             735.8                 72%                   1,021.9                 1.07%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1993                 19             810.0                 72%                   1,125.0                 0.34%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1994                 18             741.3                 76%                    972.0                  0.52%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1995                 15             814.3                 68%                   1,190.5                 0.33%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1996                 15             825.3                 69%                   1,192.8                 0.30%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1997                 13             672.6                 61%                   1,098.0                 0.58%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1998                 11             698.9                 59%                   1,205.9                 0.35%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1999                 11             676.4                 59%                   1,142.6                 0.77%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2000                 10             789.6                 59%                   1,337.5                 1.17%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2001                 10             689.0                 59%                   1,174.6                 0.85%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2002                 10             499.4                 54%                    931.3                  1.04%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2003                 10             386.5                 41%                    932.9                  0.68%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2004                  8             420.9                 24%                   1,726.9                 0.56%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2005                  8             451.0                 24%                   1,875.5                 0.49%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2006                  8             546.0                 23%                   2,414.0                 0.16%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------

ANNUAL RETURNS

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    ADVISER'S COMPOSITE
YEAR                                 (EQUITY AND CASH)               S&P 500(1)                S&P UTILITIES(2)
------------------------------- ---------------------------- ---------------------------- ----------------------------
1978                                       -1.3%                        6.6%                         -3.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1979                                       30.1%                        18.7%                        13.5%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1980                                       34.5%                        32.5%                        15.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1981                                       11.7%                        -4.9%                        11.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1982                                       13.0%                        21.4%                        26.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1983                                       34.1%                        22.4%                        20.1%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1984                                       25.6%                        6.1%                         25.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1985                                       34.9%                        31.6%                        32.8%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1986                                       26.2%                        18.6%                        28.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    ADVISER'S COMPOSITE
YEAR                                 (EQUITY AND CASH)               S&P 500(1)                S&P UTILITIES(2)
------------------------------- ---------------------------- ---------------------------- ----------------------------
1987                                       -0.4%                        5.1%                         -2.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1988                                       15.0%                        16.1%                        18.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1989                                       38.7%                        31.5%                        47.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1990                                       -2.4%                        -3.1%                        -2.6%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1991                                       12.1%                        30.5%                        14.5%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1992                                       12.1%                        7.6%                         8.3%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1993                                       15.8%                        10.1%                        14.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1994                                       -3.3%                        1.3%                         -7.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1995                                       34.7%                        37.6%                        41.1%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1996                                       10.1%                        23.0%                        3.1%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1997                                       28.3%                        33.4%                        24.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1998                                       18.4%                        28.6%                        14.8%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1999                                       2.8%                         21.0%                        -8.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2000                                       25.8%                        -9.1%                        59.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2001                                       -9.5%                       -11.9%                       -30.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2002                                      -19.3%                       -22.1%                       -30.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2003                                       19.4%                        28.7%                        26.3%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2004                                       23.3%                        10.9%                        24.3%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2005                                       16.6%                        4.9%                         16.8%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2006                                       24.7%                        15.8%                        21.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------

* CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.
(1) The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.
(2) The S&P Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks. The index does not reflect the investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.
(3)  The Adviser's composite began on January 1, 1978. Results are net of fees.
(4)  Asset-Weighted Net of Fees.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Fund.

Institutional Shares of the Fund are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-342-7058.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.


BY MAIL

REGULAR MAIL ADDRESS

Reaves Select Research Fund
P.O. Box 219009
Kansas City, MO  64121-9009

EXPRESS MAIL ADDRESS

Reaves Select Research Fund
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, first call 1-866-342-7058 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA #101000695
Reaves Funds
DDA Account #9870523965
Ref: account number/account name

MINIMUM PURCHASES

To purchase Institutional Shares of the Fund for the first time, you must invest at least $1,000,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

FUND CODES

The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

--------------------------------------------- --------------------------- ---------------------- ---------------------
                 FUND NAME                          TRADING SYMBOL                CUSIP               FUND CODE
--------------------------------------------- --------------------------- ---------------------- ---------------------
        Reaves Select Research Fund                     RSRFX                   00764Q108                1965
--------------------------------------------- --------------------------- ---------------------- ---------------------

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("Authorized Institutions"). When you purchase or sell Fund shares through certain Authorized Institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these Authorized Institutions at an earlier time for your transaction to become effective that day. This allows these Authorized Institutions time to process your requests and transmit them to the Fund. Your Authorized Institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an Authorized Institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an Authorized Institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and Authorized Institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. These methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Fund's Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone.

BY MAIL

To redeem shares by mail, you may contact the Fund directly at: Reaves Select Research Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail
Address: Reaves Select Research Fund, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

If you would like to have your sale proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-347-7058 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

In addition, because the Fund invests in small/mid cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and, as a result, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial Intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how Financial Intermediaries may be paid for providing these services.

The Fund generally pays Financial Intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which Financial Intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to Financial Intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay Financial Intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated Financial Intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, Financial Intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by Financial Intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's Statement of Additional Information.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund seeks to declare quarterly dividends at fixed rates approved by the Fund's Board. To the extent that the amount of the Fund's net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund's net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted, supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year). If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. The Fund's Board will periodically revisit this dividend policy and will make changes if necessary in accordance with the shareholder's best interests.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains. If the Fund distributes more than its net investment income and net capital gains, the excess generally would be treated as a nontaxable return of capital that would reduce your cost basis in your Fund shares and would increase your capital gain or decrease your capital loss when you sell your shares.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended July 31, 2006 and 2007 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. The information provided below for the period ended July 31, 2005 has been derived from the Fund's financial statements, which have been audited by a predecessor independent registered public accounting firm. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appear in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-342-7058.

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FOR THE PERIODS ENDED JULY 31*

                                      INCOME
                                       FROM                    DIVIDENDS
                        INCOME       OPERATONS:                  AND          DIVIDENDS
                         FROM       NET REALIZED            DISTRIBUTIONS       AND                     NET
           NET ASSET   OPERATIONS:     AND                      FROM        DISTRIBUTIONS    TOTAL     ASSET             NET ASSETS,
            VALUE,        NET       UNREALIZED                   NET           FROM:       DIVIDENDS   VALUE,             END OF
           BEGINNING   INVESTMENT    GAIN ON    TOTAL FROM   INVESTMENT     NET REALIZED      AND      END OF   TOTAL     PERIOD
           OF PERIOD    LOSS (1)   INVESTMENTS  OPERATIONS    INCOME          GAINS      DISTRIBUTIONS PERIOD  RETURN+  (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
2005       $10.00      $0.13       $1.55         $1.68        $(0.11)         --         $(0.11)      $11.57   16.86%++    $67,698
-------  ---------   ---------   -----------   ----------   -----------   ----------   -----------   --------  --------  -----------
2006       $11.57      $0.25       $0.83         $1.08        $(0.25)      $(0.59)       $(0.84)      $11.81    9.78%++    $70,129
-------  ---------   ---------   -----------   ----------   -----------   ----------   -----------   --------  --------  -----------
2007       $11.81      $0.22       $1.85         $2.07        $(0.22)      $(0.93)       $(1.15)      $12.73   18.30%      $77,836
-------  ---------   ---------   -----------   ----------   -----------   ----------   -----------   --------  --------  -----------

[RESTUBBED TABLE]

             RATIO OF            RATIO OF             RATIO OF
           EXPENSES TO          EXPENSES TO         EXPENSES TO
           AVERAGE NET          AVERAGE NET         AVERAGE NET          RATIO OF
        ASSETS (INCLUDING    ASSETS (INCLUDING    ASSETS (EXCLUDING        NET
             WAIVERS              WAIVERS             WAIVERS,          INVESTMENT
         REIMBURSEMENTS,       REIMBURSEMENTS      REIMBURSEMENTS       INCOME TO          PORTFOLIO
         EXCLUDING FEES        AND FEES PAID       AND FEES PAID         AVERAGE           TURNOVER
         PAID INDIRECTLY)       INDIRECTLY)         INDIRECTLY)        NET ASSETS            RATE
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
-------     ---------           ---------          -----------         ----------        -----------
2005         1.26%**             1.26%**             1.37%**             2.05%**           35%***
-------     ---------           ---------          -----------         ----------        -----------
2006         1.30%               1.30%               1.30%               2.18%             54%
-------     ---------           ---------          -----------         ----------        -----------
2007         1.19%               1.19%               1.19%               1.79%             84%
-------     ---------           ---------          -----------         ----------        -----------

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD.

*    COMMENCED OPERATIONS ON DECEMBER 22, 2004.
**   ANNUALIZED.

*** PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. EXCLUDES EFFECT OF IN-KIND TRANSFERS.
(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

                          REAVES SELECT RESEARCH FUND

INVESTMENT ADVISER
W.H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, New Jersey 07302

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE FOLLOWING (PLEASE NOTE THAT THE FUND DOES NOT HAVE A WEBSITE):

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-866-342-7058

BY MAIL:          Reaves Select Research Fund
                  P.O. Box 219009
                  Kansas City, MO  64121-9009

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.


                                                                 WHR-PS-001-0400
o

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS

                                NOVEMBER 28, 2007

                           REAVES SELECT RESEARCH FUND

                              INVESTOR CLASS SHARES

                               INVESTMENT ADVISER:
                             W.H. REAVES & CO., INC.

          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Reaves Select Research Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Investor Class Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:


                                                                      PAGE

  PRINCIPAL INVESTMENT STRATEGY AND RISKS ............................1
  PERFORMANCE INFORMATION AND EXPENSES ...............................2
  MORE INFORMATION ABOUT RISK ........................................5
  MORE INFORMATION ABOUT FUND INVESTMENTS ............................6
  INFORMATION ABOUT PORTFOLIO HOLDINGS ...............................6
  INVESTMENT ADVISER .................................................6
  PORTFOLIO MANAGERS .................................................7
  HISTORICAL PERFORMANCE DATA OF THE ADVISER .........................7
  PURCHASING AND SELLING FUND SHARES .................................10
  OTHER POLICIES .....................................................15
  DISTRIBUTION OF FUND SHARES ........................................17
  SHAREHOLDER SERVICING ARRANGEMENTS .................................17
  PAYMENTS TO FINANCIAL INTERMEDIARIES ...............................18
  DIVIDENDS AND DISTRIBUTIONS ........................................19
  TAXES ..............................................................19
  FINANCIAL HIGHLIGHTS ...............................................20
  HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ......................Back Cover

REAVES SELECT RESEARCH FUND

FUND SUMMARY

------------------------------------------------------- -----------------------------------------------------

INVESTMENT GOAL                                         Total return from income and capital growth

------------------------------------------------------- -----------------------------------------------------
INVESTMENT FOCUS                                        Common stock

------------------------------------------------------- -----------------------------------------------------
SHARE PRICE VOLATILITY                                  Medium to High

------------------------------------------------------- -----------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                           Investing in securities of companies in the
                                                        utilities and energy industries
------------------------------------------------------- -----------------------------------------------------
INVESTOR                                                PROFILE Investors who seek growth of capital
                                                        and income and are willing to bear the risk
                                                        of investing in equity securities in order to
                                                        seek above-average gains

------------------------------------------------------- -----------------------------------------------------

INVESTMENT STRATEGY

The Fund invests in securities of domestic and foreign public utility and energy companies. These include companies involved to a significant extent in providing products, services or equipment for: (i) the generation, transmission or distribution of electricity, gas or water; or (ii) telecommunications activities ("Utilities" or the "Utilities Industry") as well as in companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing or distribution of energy ("Energy" or the "Energy Industry"). The Fund may also invest in master limited partnerships involving such companies. The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The Fund considers a company to be involved to a significant extent in the Utilities Industry and/or the Energy Industry if at least 50% of its assets, gross income or profits are committed to or derived from activities in the industries described above. The Fund may also invest in municipal utility companies, including rural electric cooperatives and similar organizations. The Fund may utilize an active trading approach. W. H. Reaves & Co., Inc. (the "Adviser") may sell a holding if its prospects for growth and income decline or when the Adviser deems it to be an unattractive investment.

PRINCIPAL RISKS OF INVESTING

As with all mutual funds, a shareholder's investment in the Fund is subject to the risk that the shareholder could lose money on his or her investment. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

To the extent that the Fund's investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries. Fluctuations in the value of securities of companies in the Utilities Industry and/or Energy Industry depend to a large extent on the price and supply of energy fuels. Many utility companies historically have been subject to risks of increases in fuel, power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations.

Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most total return potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Because of its active trading strategy, the Fund's portfolio turnover rate and transaction costs will generally be higher than funds with less active trading strategies, which may lower fund performance and increase the likelihood of capital gain distributions.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows performance of the Fund's Investor Class Shares for the most recent calendar year.

                     ----------------- ---------------
                          2006              18.71%
                     ----------------- ---------------

          ---------------------------- -------------------------
                 BEST QUARTER               WORST QUARTER
          ---------------------------- -------------------------
                    8.23%                       2.50%
          ---------------------------- -------------------------
                 (12/31/06)                  (03/31/06)
          ---------------------------- -------------------------

The performance information shown above is based on a calendar year. The Fund's performance for Investor Class Shares from 1/1/07 to 9/30/07 was 15.51%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's Investor Class Shares average annual total returns for the periods ended December 31, 2006 to those of the S&P 500 Index and the S&P 500 Utilities Index.

------------------------------------------------------------------------ --------------- -------------------
INVESTOR CLASS SHARES                                                         1 YEAR       SINCE INCEPTION*
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS BEFORE TAXES                                                    18.71%            16.04%
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS**                                  16.54%            14.18%
------------------------------------------------------------------------ --------------- -------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES**          13.68%            13.30%
------------------------------------------------------------------------ --------------- -------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            15.80%            13.09%
------------------------------------------------------------------------ --------------- -------------------
S&P 500 UTILITIES INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
TAXES)                                                                       20.95%            18.83%
------------------------------------------------------------------------ --------------- -------------------

*    Investor Class Shares were offered beginning March 30, 2005.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The S&P 500 Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------ ------------------------
                                                                                            INVESTOR CLASS SHARES
------------------------------------------------------------------------------------------ ------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None
------------------------------------------------------------------------------------------ ------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                           None
------------------------------------------------------------------------------------------ ------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as
  a percentage of offering price)                                                                   None
------------------------------------------------------------------------------------------ ------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                 None
------------------------------------------------------------------------------------------ ------------------------

* Your proceeds can be wired to your bank account (may be subject to a $10 fee), by ACH, or by check to your address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

------------------------------------------ ----------------------------------
                                                 INVESTOR CLASS SHARES
------------------------------------------ ----------------------------------
Investment Advisory Fees                                0.75%
------------------------------------------ ----------------------------------
Distribution and Service (12b-1) Fees                   0.25%
------------------------------------------ ----------------------------------
Other Expenses                                          0.44%
------------------------------------------ ----------------------------------
Acquired Fund Fees and Expenses                         0.00%*
                                                        -----
------------------------------------------ ----------------------------------
Total Annual Fund Operating Expenses**                  1.44%
------------------------------------------ ----------------------------------

*    Represents less than 0.01%.
** The Adviser has voluntarily agreed to waive fees and/or reimburse expenses of the Fund's Investor Class Shares to the extent necessary in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.55% of the Fund's average daily net assets. During the Fund's most recent fiscal year, no fee waivers or expense reimbursements were required to maintain this expense cap. The Adviser may discontinue all or part of this waiver at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.55% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

--------------------- ------------------- ------------------ -------------------
       1 YEAR               3 YEARS            5 YEARS            10 YEARS
--------------------- ------------------- ------------------ -------------------
        $147                  $456              $787               $1,724
--------------------- ------------------- ------------------ -------------------

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, master limited partnerships, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     o MASTER LIMITED PARTNERSHIPS ("MLPS") - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.

FOREIGN SECURITY RISK - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return.

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio holdings information described above can be found on the internet at http://sei2funds.seic.com/reaves. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

W.H. Reaves & Co., Inc., founded in 1961, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of the Investor Class Shares of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.55% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. During the Fund's most recent fiscal year, no fee waivers or expense reimbursements were required to maintain this expense cap. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and 1.55% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2007, the Fund paid 0.75% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2007.

PORTFOLIO MANAGERS

The Fund is co-managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. William A. Ferer has served as President and Director of Research of the Adviser since February 2003, after serving as Executive Vice President from November 1997 to February 2003 and Vice President from July 1987 to November 1997. Mr. Ferer has also served as a portfolio manager and analyst for the Adviser since 1987. He has co-managed the Fund since its inception. Mr. Ferer has more than 35 years of investment experience.

Mr. William H. Reaves has served as Chairman of the Adviser since February 2003, after serving as Chief Executive Officer from February 2003 to September 2005 and as President from February 1961 to February 2003. He has served as the senior co-manager of the Fund since its inception. Mr. Reaves has more than 53 years of investment experience.

Mr. Ronald J. Sorenson has served as Vice Chairman and Chief Executive Officer of the Adviser since September 2005 and as Chief Investment Officer of the Adviser since November 2002. Previously, he served as Executive Vice President of the Adviser from November 2002 to September 2005 and as Vice President of the Adviser from December 1991 to November 2002. He has co-managed the Fund since its inception. Mr. Sorenson has more than 23 years of investment experience.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

The following table gives the historical performance of a composite of actual, fee-paying, discretionary equity ERISA accounts (including designated cash reserves) with assets over $1 million ("Equity Accounts"), managed by the Adviser since 1978, that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund. Up to 15% of the composite portfolio may, at the portfolio manager's discretion, be invested in assets outside of the benchmark. The composite does not reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the composite differs from that of a registered mutual fund such as the Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI).* All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions were accounted for on the trade date, and accrual accounting was utilized. Cash and equivalents were included in the performance returns. The composite's dollar-weighted returns were calculated on a time-weighted basis, stated in U.S. dollars. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Equity Accounts that are included in the composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Equity Accounts in the composite were subject to the federal securities and tax laws.

The investment results for the Adviser's composite presented below are not intended to predict or suggest the future returns of the Fund. The Funds' performance record can be found on page 2. The performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    ADVISER'S COMPOSITE
TIME PERIOD                          (EQUITY AND CASH)               S&P 500(1)             S&P UTILITIES INDEX(2)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Average Annual Returns (as of 12/31/06)
------------------------------- ---------------------------- ---------------------------- ----------------------------
1 Year                                     24.7%                        15.8%                        21.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
3 Year                                     21.5%                        10.4%                        20.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
5 Year                                     11.5%                        6.2%                         9.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
10 Year                                    11.9%                        8.4%                         8.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
15 Year                                    12.3%                        10.6%                        9.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
20 Year                                    12.2%                        11.8%                        10.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1/1/78 - 12/31/06(3)                       15.3%                        13.2%                        12.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
Cumulative Returns
------------------------------- ---------------------------- ---------------------------- ----------------------------
1/1/78 - 12/31/06(3)                     6,100.2%                     3,569.6%                     3,127.6%
------------------------------- ---------------------------- ---------------------------- ----------------------------

THE ADVISER'S COMPOSITE CHARACTERISTICS

(THROUGH DECEMBER 31, 2006)

--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
                   NO. OF           TOTAL              AS A % OF             TOTAL MANAGED             STANDARD
     YEAR         ACCOUNTS         (IN $MIL)         TOTAL MANAGED            (IN $ MIL)             DEVIATION(4)
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1978                  1              $1.4                100%                    $1.4                   0.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1979                  1              1.9                 100%                     1.9                   0.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1980                  1              2.6                 100%                     2.6                   0.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1981                  6              34.5                100%                    34.5                   5.05%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1982                  8              59.1                 91%                    64.9                   1.46%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1983                 11              99.4                 97%                    102.5                  0.90%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1984                 13             214.7                 98%                    219.1                  1.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1985                 17             382.4                 90%                    424.9                  0.77%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1986                 18             510.1                 81%                    629.8                  0.83%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1987                 19             513.8                 80%                    642.3                  0.41%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1988                 20             580.9                 81%                    717.2                  0.27%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1989                 22             871.3                 79%                   1,012.9                 0.65%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1990                 20             760.2                 67%                   1,134.6                 0.56%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1991                 22             808.9                 69%                   1,172.3                 0.43%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1992                 19             735.8                 72%                   1,021.9                 1.07%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1993                 19             810.0                 72%                   1,125.0                 0.34%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1994                 18             741.3                 76%                    972.0                  0.52%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1995                 15             814.3                 68%                   1,190.5                 0.33%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1996                 15             825.3                 69%                   1,192.8                 0.30%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1997                 13             672.6                 61%                   1,098.0                 0.58%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1998                 11             698.9                 59%                   1,205.9                 0.35%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1999                 11             676.4                 59%                   1,142.6                 0.77%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2000                 10             789.6                 59%                   1,337.5                 1.17%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2001                 10             689.0                 59%                   1,174.6                 0.85%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2002                 10             499.4                 54%                    931.3                  1.04%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2003                 10             386.5                 41%                    932.9                  0.68%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2004                  8             420.9                 24%                   1,726.9                 0.56%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2005                  8             451.0                 24%                   1,875.5                 0.49%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2006                  8             546.0                 23%                   2,414.0                 0.16%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------

ANNUAL RETURNS

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    ADVISER'S COMPOSITE
YEAR                                 (EQUITY AND CASH)               S&P 500(1)                S&P UTILITIES(2)
------------------------------- ---------------------------- ---------------------------- ----------------------------
1978                                       -1.3%                        6.6%                         -3.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1979                                       30.1%                        18.7%                        13.5%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1980                                       34.5%                        32.5%                        15.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1981                                       11.7%                        -4.9%                        11.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1982                                       13.0%                        21.4%                        26.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1983                                       34.1%                        22.4%                        20.1%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1984                                       25.6%                        6.1%                         25.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1985                                       34.9%                        31.6%                        32.8%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1986                                       26.2%                        18.6%                        28.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1987                                       -0.4%                        5.1%                         -2.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    ADVISER'S COMPOSITE
YEAR                                 (EQUITY AND CASH)               S&P 500(1)                S&P UTILITIES(2)
------------------------------- ---------------------------- ---------------------------- ----------------------------
1988                                       15.0%                        16.1%                        18.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1989                                       38.7%                        31.5%                        47.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1990                                       -2.4%                        -3.1%                        -2.6%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1991                                       12.1%                        30.5%                        14.5%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1992                                       12.1%                        7.6%                         8.3%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1993                                       15.8%                        10.1%                        14.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1994                                       -3.3%                        1.3%                         -7.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1995                                       34.7%                        37.6%                        41.1%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1996                                       10.1%                        23.0%                        3.1%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1997                                       28.3%                        33.4%                        24.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1998                                       18.4%                        28.6%                        14.8%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1999                                       2.8%                         21.0%                        -8.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2000                                       25.8%                        -9.1%                        59.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2001                                       -9.5%                       -11.9%                       -30.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2002                                      -19.3%                       -22.1%                       -30.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2003                                       19.4%                        28.7%                        26.3%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2004                                       23.3%                        10.9%                        24.3%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2005                                       16.6%                        4.9%                         16.8%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2006                                       24.7%                        15.8%                        21.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------

* CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.
(1) The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.
(2) The S&P Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks. The index does not reflect the investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.
(3)  The Adviser's composite began on January 1, 1978. Results are net of fees.
(4)  Asset-Weighted Net of Fees.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Investor Class Shares of the Fund.

Investor Class Shares of the Fund are for individual and retail customers.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-342-7058.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

Reaves Select Research Fund
P.O. Box 219009
Kansas City, MO  64121-9009

EXPRESS MAIL ADDRESS

Reaves Select Research Fund
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, first call 1-866-342-7058 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA #101000695
Reaves Funds
DDA Account #9870523965
Ref: account number/account name


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amount of at least $25. To cancel or change a plan, write to the Fund at Reaves Select Research Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM PURCHASES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

FUND CODES

The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

--------------------------------------------- --------------------------- ---------------------- ---------------------
                 FUND NAME                          TRADING SYMBOL                CUSIP               FUND CODE
--------------------------------------------- --------------------------- ---------------------- ---------------------
        Reaves Select Research Fund                     RSRAX                   00764Q207                1964
--------------------------------------------- --------------------------- ---------------------- ---------------------

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("Authorized Institutions"). When you purchase or sell Fund shares through certain Authorized Institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these Authorized Institutions at an earlier time for your transaction to become effective that day. This allows these Authorized Institutions time to process your requests and transmit them to the Fund. Your Authorized Institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an Authorized Institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an Authorized Institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and Authorized Institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. These methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Fund's Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone.

BY MAIL

To redeem shares by mail, you may contact the Fund directly at: Reaves Select Research Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail
Address: Reaves Select Research Fund, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

If you would like to have your sale proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-342-7058 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

In addition, because the Fund invests in small/mid cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and, as a result, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Investor Class Shares is 0.25%.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial Intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how Financial Intermediaries may be paid for providing these services.

The Fund generally pays Financial Intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which Financial Intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to Financial Intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay Financial Intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated Financial Intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, Financial Intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by Financial Intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's Statement of Additional Information.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund seeks to declare quarterly dividends at fixed rates approved by the Fund's Board. To the extent that the amount of the Fund's net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund's net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted, supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year). If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. The Fund's Board will periodically revisit this dividend policy and will make changes if necessary in accordance with the shareholder's best interests.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains. If the Fund distributes more than its net investment income and net capital gains, the excess generally would be treated as a nontaxable return of capital that would reduce your cost basis in your Fund shares and would increase your capital gain or decrease your capital loss when you sell your shares.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended July 31, 2006 and 2007 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. The information provided below for the period ended July 31, 2005 has been derived from the Fund's financial statements, which have been audited by a predecessor independent registered public accounting firm. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appear in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-342-7058.

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FOR THE PERIODS ENDED JULY 31*

                                      INCOME
                                       FROM                   DIVIDENDS
                        INCOME       OPERATONS:                  AND          DIVIDENDS
                         FROM       NET REALIZED             DISTRIBUTIONS      AND                     NET
           NET ASSET   OPERATIONS:     AND                      FROM:       DISTRIBUTIONS    TOTAL     ASSET             NET ASSETS,
             VALUE,       NET       UNREALIZED                   NET           FROM:       DIVIDENDS   VALUE,             END OF
           BEGINNING   INVESTMENT    GAIN ON    TOTAL FROM   INVESTMENT     NET REALIZED      AND      END OF   TOTAL     PERIOD
           OF PERIOD   INCOME (1)  INVESTMENTS  OPERATIONS    INCOME          GAINS      DISTRIBUTIONS PERIOD  RETURN+  (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
2005       $10.57      $0.02        $1.03        $1.05        $(0.05)         --          $(0.05)      $11.57    9.97++    $574
-------  ---------   ---------   -----------   ----------   -----------   ----------    -----------   --------  -------- -----------
2006       $11.57      $0.22        $0.83        $1.05        $(0.22)      $(0.59)        $(0.81)      $11.81    9.49++    $3,074
-------  ---------   ---------   -----------   ----------   -----------   ----------    -----------   --------  -------- -----------
2007       $11.81      $0.19        $1.86        $2.05        $(0.19)      $(0.93)        $(1.12)      $12.74    18.09%    $4,322
-------  ---------   ---------   -----------   ----------   -----------   ----------    -----------   --------  -------- -----------



[RESTUBBED TABLE]

             RATIO OF           RATIO OF               RATIO OF
           EXPENSES TO         EXPENSES TO           EXPENSES TO
           AVERAGE NET         AVERAGE NET           AVERAGE NET        RATIO OF
        ASSETS (INCLUDING     ASSETS (INCLUDING    ASSETS (EXCLUDING      NET
             WAIVERS             WAIVERS              WAIVERS,         INVESTMENT
         REIMBURSEMENTS,     REIMBURSEMENTS,       REIMBURSEMENTS      INCOME TO          PORTFOLIO
         EXCLUDING FEES       AND FEES PAID        AND FEES PAID        AVERAGE            TURNOVER
         PAID INDIRECTLY)       INDIRECTLY)         INDIRECTLY)        NET ASSETS           RATE
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
-------     ---------           ---------          -----------         ----------        -----------
2005         1.64%**              1.64%**            1.64%**             0.40%**            35%***
-------     ---------           ---------          -----------         ----------        -----------
2006         1.65%                1.65%              1.65%               1.87%              54%
-------     ---------           ---------          -----------         ----------        -----------
2007         1.44%                1.44%              1.44%               1.53%              84%
-------     ---------           ---------          -----------         ----------        -----------

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD.

*    COMMENCED OPERATIONS ON MARCH 30, 2005.
**   ANNUALIZED.

*** REPRESENTS THE FUND'S PORTFOLIO TURNOVER RATE FOR THE PERIOD DECEMBER 22, 2004 (COMMENCEMENT OF OPERATIONS OF THE FUND) THROUGH JULY 31, 2005 AND HAS NOT BEEN ANNUALIZED.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

                           REAVES SELECT RESEARCH FUND

INVESTMENT ADVISER

W.H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, New Jersey 07302

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION (PLEASE NOTE THAT THE FUND DOES NOT HAVE A WEBSITE):

BY TELEPHONE:     1-866-342-7058

BY MAIL:          Reaves Select Research Fund
                  P.O. Box 219009
                  Kansas City, MO  64121-9009

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.


                                                                 WHR-PS-002-0400

                                   PROSPECTUS

                       THE ADVISORS' INNER CIRCLE FUND II

                                NOVEMBER 28, 2007

                       UCM INSTITUTIONAL MONEY MARKET FUND

                               INVESTMENT ADVISER:

                        UTENDAHL CAPITAL MANAGEMENT L.P.

         THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
            DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY
                  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The UCM Institutional Money Market Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                      PAGE
  PRINCIPAL INVESTMENT STRATEGY AND RISKS.............................1
  PERFORMANCE INFORMATION.............................................2
  FUND FEES AND EXPENSES..............................................3
  MORE INFORMATION ABOUT RISK.........................................4
  MORE INFORMATION ABOUT FUND INVESTMENTS.............................4
  INFORMATION ABOUT PORTFOLIO HOLDINGS................................4
  INVESTMENT ADVISER..................................................4
  PURCHASING AND SELLING FUND SHARES..................................5
  OTHER POLICIES......................................................9
  SHAREHOLDER SERVICING ARRANGEMENTS..................................10
  PAYMENTS TO FINANCIAL INTERMEDIARIES................................10
  DIVIDENDS AND DISTRIBUTIONS.........................................11
  TAXES...............................................................11
  FINANCIAL HIGHLIGHTS................................................12
  HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND.......................Back Cover

                       UCM INSTITUTIONAL MONEY MARKET FUND

FUND SUMMARY

------------------------------------------------------- -----------------------------------------------------------
INVESTMENT GOAL                                         Preserve principal value and maintain a high degree of
                                                        liquidity while providing current income
------------------------------------------------------- -----------------------------------------------------------
INVESTMENT FOCUS                                        Money market instruments

------------------------------------------------------- -----------------------------------------------------------
SHARE PRICE VOLATILITY                                  The Fund seeks to maintain a stable $1.00 share price

------------------------------------------------------- -----------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                           Investing  in a broad range of short-term, high quality
                                                        U.S. dollar denominated money market instruments
------------------------------------------------------- -----------------------------------------------------------
INVESTOR PROFILE                                        Conservative investors who want to receive current income
                                                        through a liquid investment
------------------------------------------------------- -----------------------------------------------------------

INVESTMENT STRATEGY

The Fund invests in a broad range of high quality, short-term U.S. dollar-denominated money market instruments, such as obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, supranational entities, and foreign governments, as well as in repurchase agreements involving such obligations. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. Utendahl Capital Management L.P. (the "Adviser") actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rates.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the operations of money market funds. Accordingly, the Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. In addition, the Fund's portfolio is comprised only of short-term fixed income securities that are rated in the two highest categories by nationally recognized statistical ratings organizations or securities that the Adviser determines are of comparable quality. The Fund seeks to maintain a stable $1.00 share price.

PRINCIPAL RISKS OF INVESTING

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. Although the Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in the Fund.

The Fund's investments are subject to fluctuations in the current interest rates for short-term obligations. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

An investment in the Fund is also subject, to a limited extent, to credit risk, which is the possibility that the issuer of a security owned by the Fund will be unable to repay interest and principal in a timely manner. The Adviser attempts to lessen this risk through a conservative investment policy for the Fund, which includes diversification (spreading Fund investments across a broad number of issuers), and investing in obligations of high credit quality issuers.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Total returns would have been lower had certain expenses not been waived or assumed by the Adviser.

The bar chart shows the performance of the Fund for the most recent calendar year.

                     ----------------- ---------------
                           2006             4.97%
                     ----------------- ---------------


          ---------------------------- -------------------------
                  BEST QUARTER               WORST QUARTER
          ---------------------------- -------------------------
                     1.31%                      1.07%
          ---------------------------- -------------------------
                  (12/31/06)                  (03/31/06)
          ---------------------------- -------------------------

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/07 to 9/30/07 was 3.96%. Call 1-866-590-8702 for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S INSTITUTIONAL SHARES AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2006 TO THOSE OF THE IMONEYNET, INC. FIRST TIER INSTITUTIONAL AVERAGE.

---------------------------------------------- --------------- -----------------
                                                    1 YEAR      SINCE INCEPTION*
---------------------------------------------- --------------- -----------------
FUND RETURNS BEFORE TAXES                           4.97%            4.74%
---------------------------------------------- --------------- -----------------
IMONEYNET, INC. FIRST TIER INSTITUTIONAL
AVERAGE (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                  4.77%            4.57%
---------------------------------------------- --------------- -----------------

*    The Fund's inception date was September 23, 2005.


WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular market objective. You cannot invest directly in an average. The iMoneyNet, Inc. First Tier Institutional Average is a composite of mutual funds with investment goals similar to the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

----------------------------------------------- -------------------------------
                                                     INSTITUTIONAL SHARES

----------------------------------------------- -------------------------------
Investment Advisory Fees                                    0.25%
----------------------------------------------- -------------------------------
Other Expenses                                              0.11%
                                                            -----
----------------------------------------------- -------------------------------
Total Annual Fund Operating Expenses*                       0.36%
----------------------------------------------- -------------------------------

* The Adviser has voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.15% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time, provided that seven business days notice is provided.

For more information about these fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

--------------------- ------------------- ------------------- ------------------
      1 YEAR               3 YEARS              5 YEARS            10 YEARS
--------------------- ------------------- ------------------- ------------------
       $37                  $116                 $202                $456
--------------------- ------------------- ------------------- ------------------

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that it believes will help the Fund achieve its objective. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment manager's judgments about the markets, the economy, interest rates, or companies may not anticipate actual market or interest rate movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices within its stated investment objectives. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus).

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. This information can be found on the internet at http://sei2funds.seic.com/utendahl. The portfolio holdings information described above will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER

Utendahl Capital Management L.P. makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's principal place of business is located at 30 Broad Street, 21st Floor, New York, NY 10004. The Adviser was established in 1992 and specializes in fixed income asset management for institutional investors. As of July 31, 2007, the Adviser had approximately $2.6 billion in assets under management. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.15% of its average daily net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The Adviser may discontinue all or part of this waiver at any time upon seven business days' notice. For the fiscal year ended July 31, 2007, the Fund paid 0.07% of its average daily net assets in advisory fees (after waivers) to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders for the period ended July 31, 2007.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Shares of the Fund.

Institutional Shares are for certain individual investors and institutional investors investing for their own or their customers' accounts.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-800-UCM-6018. There are no sales charges when you purchase Institutional Shares of the Fund.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

UCM Institutional Money Market Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

UCM Institutional Money Market Fund
430 W. 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, first call 1-800-UCM-6018 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund's name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA #101000695

UCM Institutional Money Market Fund
DDA Account #9870523965
Ref:  account number/account name

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") and the Federal Reserve System are open for business (a "Business Day"). In addition, the Fund reserves the right to close early on Business Days that the Securities Industry and Financial Markets Association ("SIFMA") recommends the bond markets close early, such as on days in advance of certain holidays. In addition, Fund shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

The price per share, the offering price, will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 4:00 p.m., Eastern Time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 4:00 p.m., Eastern Time and Federal funds (readily available funds) must be received before the Fed wire systems close that day. On Business Days that SIFMA recommends the bond markets close early, the Fund reserves the right to calculate NAV as of the earlier closing time of the bond markets. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("Authorized Institutions"). When you purchase or sell Fund shares through certain Authorized Institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these Authorized Institutions at an earlier time for your transaction to become effective that day. This allows these Authorized Institutions time to process your requests and transmit them to the Fund. Your Authorized Institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, and their designees, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an Authorized Institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an Authorized Institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and Authorized Institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, which is described in detail in the Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith by the fair valuation committee using the Fund's policies and procedures approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000,000 in the Fund. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

FUND CODES

The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

------------------------------------------------- ----------------------- ----------------- ---------------
                   FUND NAME                          TRADING SYMBOL           CUSIP          FUND CODE
------------------------------------------------- ----------------------- ----------------- ---------------
      UCM Institutional Money Market Fund                 UCMXX              00764Q884           1956
------------------------------------------------- ----------------------- ----------------- ---------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-800-UCM-6018.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

The sale price of each share will be the NAV next determined after the Fund (or an authorized intermediary) receives your request in proper form.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds on the same day, but reserves the right to send your proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Fund's remaining shareholders, the Fund may pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000,000 because of redemptions, you may be required to redeem your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board of Trustees that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your financial intermediary. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, three business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance program designed to prevent the Fund from being used for money laundering or the financing of Terrorist Activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.





SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial Intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how Financial Intermediaries may be paid for providing these services.

The Fund generally pays Financial Intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which Financial Intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to Financial Intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay Financial Intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated Financial Intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, Financial Intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by Financial Intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's Statement of Additional Information.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends of substantially all of its net investment income (not including capital gains) daily and distributes this income monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less, or long term capital gain or loss if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-800-UCM-6018.

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FOR THE YEAR ENDED JULY 31*

---------------------------------------------------------------------------------------------------------------------
                  NET ASSET       INCOME FROM                     DIVIDENDS                      NET
                    VALUE,        OPERATIONS:                       FROM:                       ASSET
                BEGINNING OF         NET                             NET                        VALUE,
                   PERIOD         INVESTMENT       TOTAL FROM     INVESTMENT       TOTAL        END OF      TOTAL
                                    INCOME         OPERATIONS       INCOME       DIVIDENDS      PERIOD      RETURN+
---------------------------------------------------------------------------------------------------------------------
                UCM INSTITUTIONAL MONEY MARKET FUND INSTITUTIONAL SHARES
-----------     ------------     ------------     ----------     -----------     ----------     ---------     -------
2006*              $1.00            $0.04           $0.04         $(0.04)         $(0.04)         $1.00        3.78%
-----------     ------------     ------------     ----------     -----------     ----------     ---------     -------
2007               1.00             0.05            0.05           (0.05)         (0.05)           1.00        5.30
-----------     ------------     ------------     ----------     -----------     ----------     ---------     -------



[RESTUBBED TABLE]

---------------------------------------------------------------------------------------------------------------------
                                     RATIO OF            RATIO OF            RATIO OF          RATIO OF
                   NET             EXPENSES TO         EXPENSES TO         EXPENSES TO           NET
                 ASSETS,           AVERAGE NET         AVERAGE NET        AVERAGE NET         INVESTMENT
                 END OF               ASSETS             ASSETS              ASSETS             INCOME
                 PERIOD             (INCLUDING         (INCLUDING          (EXCLUDING             TO
               (THOUSANDS)          WAIVERS AND          WAIVERS,            WAIVERS,           AVERAGE
                                  REIMBURSEMENTS,     REIMBURSEMENTS,     REIMBURSEMENTS,        NET
                                    EXCLUDING            AND FEES            AND FEES           ASSETS
                                    FEES PAID              PAID               PAID
                                   INDIRECTLY)          INDIRECTLY)        INDIRECTLY)
---------------------------------------------------------------------------------------------------------------------
                UCM INSTITUTIONAL MONEY MARKET FUND INSTITUTIONAL SHARES
-----------     ------------       ------------         ----------         -----------         ----------
2006*             $377,976            0.18%**             0.18%**            0.44%**            4.53%**
-----------     ------------       ------------         ----------         -----------         ----------
2007               620,247            0.18                0.18               0.36               5.17
-----------     ------------       ------------         ----------         -----------         ----------


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED BY THE ADVISER DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
*    COMMENCED OPERATIONS ON SEPTEMBER 23, 2005.
**   ANNUALIZED.

                       THE ADVISORS' INNER CIRCLE FUND II
                       UCM INSTITUTIONAL MONEY MARKET FUND

INVESTMENT ADVISER

Utendahl Capital Management L.P.
30 Broad Street, 21st Floor
New York, New York 10004
Toll Free: 1-866-590-8702

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE FOLLOWING (PLEASE NOTE THAT THE FUND DOES NOT CURRENTLY HAVE A WEBSITE):

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI dated November 28, 2007 includes detailed information about the Fund and The Advisors' Inner Circle Fund
II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-800-UCM-6018

BY MAIL:          UCM Institutional Money Market Fund
                  P.O. Box 219009
                  Kansas City, MO 64121-9009

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.


                                                                 UCM-PS-001-0300

                       STATEMENT OF ADDITIONAL INFORMATION

                          CHAMPLAIN SMALL COMPANY FUND

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II

                                NOVEMBER 28, 2007

                               INVESTMENT ADVISER:

                       CHAMPLAIN INVESTMENT PARTNERS, LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Champlain Small Company Fund (the "Fund"), however, as of the date of this SAI, Institutional shares of the Fund are not available for purchase. Advisor shares of the Fund are currently closed to investments by new shareholders and financial adviser platforms, other than those by financial advisers with existing clients in the Fund and from clients of retirement or 529 plan providers. This SAI is incorporated by reference into the prospectus dated November 28, 2007 and should be read in conjunction with the prospectus dated November 28, 2007. Capitalized terms not defined herein are defined in the prospectus.

The financial statements with respect to the Advisor Shares of the Fund for the fiscal year ended July 31, 2007, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Fund's 2007 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-866-773-3238.

                                TABLE OF CONTENTS


THE TRUST ....................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES ..............1
DESCRIPTION OF PERMITTED INVESTMENTS .........................................2
INVESTMENT LIMITATIONS .......................................................9
THE ADVISER .................................................................11
THE PORTFOLIO MANAGERS ......................................................12
THE ADMINISTRATOR ...........................................................13
THE DISTRIBUTOR .............................................................14
PAYMENTS TO FINANCIAL INTERMEDIARIES ........................................15
THE TRANSFER AGENT ..........................................................15
THE CUSTODIAN ...............................................................15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...............................16
LEGAL COUNSEL ...............................................................16
TRUSTEES AND OFFICERS OF THE TRUST ..........................................16
PURCHASING AND REDEEMING SHARES .............................................22
DETERMINATION OF NET ASSET VALUE ............................................22
TAXES .......................................................................23
FUND TRANSACTIONS ...........................................................26
PORTFOLIO HOLDINGS ..........................................................28
DESCRIPTION OF SHARES .......................................................29
SHAREHOLDER LIABILITY .......................................................29
LIMITATION OF TRUSTEES' LIABILITY ...........................................30
PROXY VOTING ................................................................30
CODE OF ETHICS ..............................................................30
5% AND 25% SHAREHOLDERS .....................................................30
APPENDIX A - DESCRIPTION OF RATINGS ........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ..........................B-1



                                                                CSC-SX-001-0400

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are offered in a separate Statement of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Institutional Shares or Advisor Shares; however, the Fund currently only offers Advisor Shares. The Fund is closed to investments by new shareholders and financial adviser platforms, other than those by financial advisers with existing clients in the Fund and from clients of retirement or 529 plan providers. The Fund reserves the right to permit additional investments on a case-by-case basis as deemed appropriate by and at the sole discretion of Champlain Investment Partners, LLC, the Fund's adviser. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor."

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

CHAMPLAIN SMALL COMPANY FUND. The Fund seeks capital appreciation. This goal is fundamental, and may not be changed by the Board of Trustees without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 ("1940 Act").

As its principal investment strategy, the Fund invests primarily in securities of small companies as described in the prospectus. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a "fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies. This fundamental policy may not be changed by the Fund's Board of Trustees without the consent of shareholders.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended July 31, 2006 and 2007, the portfolio turnover rates for the Fund were as follows:

     ---------------------------------------------------------------------------
                              PORTFOLIO TURNOVER RATES
     -------------------------------------- ------------------  ----------------
     FUND                                          2006                2007
     -------------------------------------- ------------------  ----------------
     Champlain Small Company Fund                  94%*                 69%
     -------------------------------------- ------------------  ----------------

     * The higher than normal turnover during 2006 was primarily related to a strong small cap market which led to stocks reaching Champlain's fair value sooner than is typical and a number of holdings reaching a $3 billion market cap. Also, mergers and acquisition activity had accelerated and the strategy had a number of take outs which contributed to the higher turnover number in 2006. Champlain's Investment process typically holds stocks for 1-3 years, however market conditions may cause selling to occur sooner.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDR"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser, or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.



SHORT SALES - Consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7. The Fund shall invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies. This fundamental policy may not be changed by the Fund's Board of Trustees without the consent of shareholders.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund's current investment policy is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.



Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

THE ADVISER

GENERAL. Champlain Investment Partners, LLC (the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2004 and offers investment management services for institutions and retail clients.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Fund. For the fiscal period from November 30, 2004 to July 31, 2005 and for the fiscal years ended July 31, 2006 and 2007, the Fund paid the Adviser the following advisory fees:

----------------------------------------------------------------------------------------------------------------------------------
                                                  CHAMPLAIN SMALL COMPANY FUND
------------------------------------------- ---------------------------------------- ---------------------------------------------
CONTRACTUAL ADVISORY FEES PAID                      FEES WAIVED BY ADVISER                 TOTAL FEES PAID (AFTER WAIVERS)
---------------- ------------ ------------- ------------ -------------- ------------ -------------- -------------- ---------------
2005             2006         2007             2005          2006          2007          2005           2006            2007
---------------- ------------ ------------- ------------ -------------- ------------ -------------- -------------- ---------------
$35,067          $244,760     $1,182,013      $35,067      $228,966       $99,211         $0*          $15,794       $1,082,802
---------------- ------------ ------------- ------------ -------------- ------------ -------------- -------------- ---------------

* For the fiscal period ended July 31, 2005, the Adviser reimbursed Fund expenses in the amount of $142,101 pursuant to its waiver arrangements with the Fund.

THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. Each of the Fund's portfolio mangers' compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the Fund's net assets and other client accounts they are managing. The Fund's portfolio managers also receive benefits standard for all of the Adviser's employees, including health care and other insurance benefits. In addition, portfolio managers may also have an ownership stake in the Adviser which would entitle them to a portion of the pre-tax profitability of the firm.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

------------------------------------- ------------------------------------------
NAME                                         DOLLAR RANGE OF FUND SHARES*
------------------------------------- ------------------------------------------
Scott T. Brayman                                  $50,001- $100,000
------------------------------------- ------------------------------------------
Daniel B. Butler                                   $10,001- $50,000
------------------------------------- ------------------------------------------
Van Harissis                                      $100,001- $150,000
------------------------------------- ------------------------------------------
Deborah Healey                                     $10,001- $50,000
------------------------------------- ------------------------------------------
David O'Neal                                      $50,001- $100,000
------------------------------------- ------------------------------------------

*    Valuation date is July 31, 2007.

OTHER ACCOUNTS. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Two of the accounts listed below under "Other Pooled Investment Vehicles" are subject to a performance-based advisory fee. The information below is provided as of July 31, 2007.

------------------ ------------------------------------- ---------------------------------- ---------------------------------------
                                  REGISTERED                        OTHER POOLED
                            INVESTMENT COMPANIES                 INVESTMENT VEHICLES                      OTHER ACCOUNTS
------------------ ------------------------------------- ---------------------------------- ---------------------------------------
                        NUMBER OF                             NUMBER OF                          NUMBER OF
      NAME              ACCOUNTS          TOTAL ASSETS        ACCOUNTS      TOTAL ASSETS         ACCOUNTS           TOTAL ASSETS
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- -------------------
Scott T. Brayman           2             $435,400,035          30*          $525,736,003            0                   $0
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- -------------------
Daniel B. Butler           0                  $0                0*               $0                 0                   $0


------------------ ------------------- ----------------- ----------------- ---------------- ------------------- -------------------
Van Harissis               0                  $0                1*            $659,045              0                    $0


------------------ ------------------- ----------------- ----------------- ---------------- ------------------- -------------------
Deborah Healey             0                  $0               0*                $0                 0                    $0


------------------ ------------------- ----------------- ----------------- ---------------- ------------------- -------------------
David O'Neal               0                  $0               0*                $0                 0                    $0


------------------ ------------------- ----------------- ----------------- ---------------- ------------------- -------------------

* The advisory fee for one of these accounts is based on the performance of the account and as of July 31, 2007, had total assets of $32,871,036.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

   ---------------------------------------  ------------------------------------
     FEE (AS A PERCENTAGE OF AGGREGATE                    FUND'S
          AVERAGE ANNUAL ASSETS)                 AVERAGE DAILY NET ASSETS
   ---------------------------------------  ------------------------------------
                   0.10%                            First $250 million
   ---------------------------------------  ------------------------------------
                   0.08%                            Next $250 million
   ---------------------------------------  ------------------------------------
                   0.06%                            Over $500 million
   ---------------------------------------  ------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 subject to the following:

o For each Fund opened hereafter, the minimum annual fee will be increased by $100,000; and

o    For each additional class of shares of a fund established after the initial
     (1) class of shares per Fund, the minimum annual fee will be increased by $15,000.

For the fiscal period from November 30, 2004 to July 31, 2005 and the fiscal years ended July 31, 2006 and 2007, the Fund paid the following administration fees:

 -----------------------------------------------------------------------------------------------------------------------------
                                             CHAMPLAIN SMALL COMPANY FUND
 ------------------------------------- ---------------------------------------- ----------------------------------------------
        CONTRACTUAL FEES PAID               FEES WAIVED BY ADMINISTRATOR               TOTAL FEES PAID (AFTER WAIVERS)
 ------------ ----------- ------------ ----------- --------------- ------------ --------------- ---------------- -------------
    2005         2006        2007         2005          2006           2007          2005            2006            2007
 ------------ ----------- ------------ ----------- --------------- ------------ --------------- ---------------- -------------
 $50,063      $91,709     $129,912         $0            $0            $0          $50,063          $91,709        $129,912
 ------------ ----------- ------------ ----------- --------------- ------------ --------------- ---------------- -------------

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Advisor Shares of the Fund pay the Distributor a fee of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance. The Trust intends to operate the Plan in accordance with its terms and with the National Association of Securities Dealers (the "NASD") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees. For the fiscal period from November 30, 2004 to July 31, 2005 and for the fiscal years ended July 31, 2006 and 2007 the Fund paid the following distribution fees:

 ------------------------------------ ----------------------------------------- ----------------------------------------------
 FUND                                             12B-1 FEES PAID                    12B-1 FEES RETAINED BY DISTRIBUTOR
 ------------------------------------ ------------ -------------- ------------- --------------- ---------------- -------------
 Champlain Small Company Fund            2005          2006           2007           2005            2006            2007
 ------------------------------------ ------------ -------------- ------------- --------------- ---------------- -------------
                                        $9,741        $67,989       $328,337      $11,361.46      $18,547.24          $0
 ------------------------------------ ------------ -------------- ------------- --------------- ---------------- -------------

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to Financial Intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the Financial Intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the Financial Intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a Financial Intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating Financial Intermediary personnel about the Fund; providing access to sales and management representatives of the Financial Intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A Financial Intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to Financial Intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by Financial Intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 430 W 7th Street, Kansas City, Missouri 64105, serves as the Fund's transfer agent.


THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, (the "Custodian") acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.




---------------------------------- ----------------- -------------------------------- -----------------------------------------
                                    POSITION WITH
                                      TRUST AND
     NAME AND DATE OF BIRTH         LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN THE            OTHER DIRECTORSHIPS HELD
                                                              PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

---------------------------------- ----------------- -------------------------------- -----------------------------------------
Robert Nesher                      Chairman of the   SEI employee 1974 - present;     Trustee of The Advisors' Inner Circle
                                   Board of          currently performs various       Fund, Bishop Street Funds, SEI Global
(08/17/46)                         Trustees*         services on behalf of SEI        Master Fund, plc, SEI Global Assets
                                                     Investments for which Mr.        Fund, plc, SEI Global Investments Fund,
                                   (since 1993)      Nesher is compensated.           plc, SEI Investments Global, Limited,
                                                     Executive Vice President of      SEI Opportunity Master Fund, L.P., SEI
                                                     SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                     1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                     Vice President of the            Daily Income Trust, SEI Institutional
                                                     Administrator and the            International Trust, SEI Institutional
                                                     Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                      Managed Trust, SEI Liquid Asset Trust
                                                                                      and SEI Tax Exempt Trust.
---------------------------------- ----------------- -------------------------------- -----------------------------------------

---------------------------------- ----------------- -------------------------------- -----------------------------------------
                                    POSITION WITH
                                      TRUST AND
     NAME AND DATE OF BIRTH         LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN THE            OTHER DIRECTORSHIPS HELD
                                                              PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
William M. Doran                   Trustee*          Self-Employed Consultant since   Trustee of The Advisors' Inner Circle
                                                     2003.  Partner, Morgan, Lewis    Fund, Bishop Street Funds, SEI Asset
(05/26/40)                         (since 1993)      & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income
                                                     1976 to 2003, counsel to the     Trust, SEI Index Fund, SEI
                                                     Trust, SEI Investments, the      Institutional International Trust, SEI
                                                     Administrator and the            Institutional Investments Trust, SEI
                                                     Distributor. Director of the     Institutional Managed Trust, SEI Liquid
                                                     Distributor since 2003.          Asset Trust and SEI Tax Exempt Trust.,
                                                     Director of SEI Investments      SEI Investments - Global Fund Services
                                                     since 1974; Secretary of SEI     Limited, SEI Investments Global,
                                                     Investments since 1978.          Limited, SEI Investments (Europe),
                                                                                      Limited, SEI Investments (Asia)
                                                                                      Limited, and SEI Asset Korea Co., Ltd.
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

---------------------------------- ----------------- -------------------------------- -----------------------------------------
Charles E. Carlbom                 Trustee           Self-Employed Business           Trustee of The Advisors' Inner Circle
                                                                                      Fund, Bishop Street Funds; Board Member,
(08/20/34)                         (since 2005)      Consultant, Business             Oregon Transfer Co., and O.T. Logistics,
                                                                                       Inc.
                                                     Projects Inc. since 1997.
                                                     Director, Crown Pacific Inc.
                                                     CEO and President, United
                                                     Grocers Inc. from 1997 to
                                                     2000.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
Mitchell A. Johnson                Trustee           Retired.                         Trustee of The Advisors Inner Circle
                                                                                      Fund, Bishop Street Funds; Director,
(03/01/42)                         (since 2005)                                       Federal Agricultural Mortgage
                                                                                      Corporation; Trustee of Diversified
                                                                                      Investors Portfolio, The Diversified
                                                                                      Investors Fund Group, The Diversified
                                                                                      Investors Fund Group II, and the
                                                                                      Diversified Investors Strategies Variable
                                                                                      Funds.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
Betty L. Krikorian                 Trustee           Self-Employed Legal and          Trustee of The Advisors' Inner Circle
                                                     Financial Services Consultant    Fund and Bishop Street Funds.
(01/23/43)                         (since 2005)      since 2003.  State Street Bank
                                                     In-house counsel, 1995 - 2003.
---------------------------------- ----------------- -------------------------------- -----------------------------------------

---------------------------------- ----------------- -------------------------------- -----------------------------------------
                                    POSITION WITH
                                      TRUST AND
     NAME AND DATE OF BIRTH         LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN THE            OTHER DIRECTORSHIPS HELD
                                                              PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
James M. Storey                    Trustee           Attorney, Solo Practitioner      Trustee of The Advisors' Inner Circle
                                                     since 1994. Partner, Dechert     Fund, Bishop Street Funds, Massachusetts
(04/12/31)                         (since 1994)      Price & Rhoades (law firm),      Health and Education Tax-Exempt Trust,
                                                     September 1987 to December       SEI Asset Allocation Trust, SEI Daily
                                                     1993.                            Income Trust, SEI Index Fund, SEI
                                                                                      Institutional International Trust, SEI
                                                                                      Institutional Investments Trust, SEI
                                                                                      Institutional Managed Trust, SEI Liquid
                                                                                      Asset Trust and SEI Tax Exempt Trust, and
                                                                                      U.S. Charitable Gift Trust.

---------------------------------- ----------------- -------------------------------- -----------------------------------------
George J. Sullivan, Jr.            Trustee           Chief Executive Officer,         Trustee of The Advisors' Inner Circle
                                                     Newfound Consultants Inc.        Fund, Bishop Street Funds, SEI Asset
(11/13/42)                         (since 1999)      since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                     Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                     June 1991 to December 1996.      SEI Institutional International Trust,
                                                                                      SEI Institutional Investments Trust, SEI
                                                                                      Institutional Managed Trust, SEI Liquid Asset
                                                                                      Trust, SEI Opportunity Master Fund, SEI Tax
                                                                                      Exempt Trust, and State Street Navigator
                                                                                      Securities Lending Trust.
---------------------------------- ----------------- -------------------------------- -----------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.



BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls;

     reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times during the most recently completed fiscal year.



o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 2 times during the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Ms. Krikorian and Messrs. Carlbom, Johnson, Storey, and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------------- ---------------------------------------------------
NAME                             DOLLAR RANGE OF FUND SHARES*                 AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
------------------ --------------------------------------------------------- ---------------------------------------------------
INTERESTED TRUSTEES

------------------ --------------------------------------------------------- ---------------------------------------------------
Nesher                                       None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Doran                                        None                                                   None

--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

------------------ --------------------------------------------------------- ---------------------------------------------------
Carlbom                                      None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Johnson                                      None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Krikorian                                    None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Storey                                       None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Sullivan                                     None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

========================== ================= ======================== ==================== =========================================
                                              PENSION OR RETIREMENT     ESTIMATED ANNUAL             TOTAL COMPENSATION
                               AGGREGATE       BENEFITS ACCRUED AS       BENEFITS UPON               FROM THE TRUST AND
NAME                          COMPENSATION    PART OF FUND EXPENSES        RETIREMENT                   FUND COMPLEX**
========================== ================= ======================== ==================== =========================================
Robert A. Nesher*          $0                          N/A                     N/A         $0 for service on one (1) board
========================== ================= ======================== ==================== =========================================

William M. Doran*          $0                          N/A                     N/A         $0 for service on one (1) board
========================== ================= ======================== ==================== =========================================

Charles E. Carlbom         $11,600.00                  N/A                     N/A         $11,600.00 for service on one (1) board
========================== ================= ======================== ==================== =========================================

Mitchell A. Johnson        $11,600.00                  N/A                     N/A         $11,600.00 for service on one (1) board
========================== ================= ======================== ==================== =========================================

Betty L. Krikorian         $11,600.00                  N/A                     N/A         $11,600.00 for service on one (1) board
========================== ================= ======================== ==================== =========================================

Eugene B. Peters***        $11,600.00                  N/A                     N/A         $11,600.00 for service on one (1) board
========================== ================= ======================== ==================== =========================================

James M. Storey            $11,600.00                  N/A                     N/A         $11,600.00 for service on one (1) board
========================== ================= ======================== ==================== =========================================

George J. Sullivan         $11,600.00                  N/A                     N/A         $11,600.00 for service on one (1) board
========================== ================= ======================== ==================== =========================================

*    A Trustee who is an "interested person" as defined by the 1940 Act.
**   The Trust is the only investment company in the "Fund Complex."
***  Served as Trustee until August 26, 2007.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
       NAME AND           POSITION WITH TRUST
     DATE OF BIRTH         AND LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     James F. Volk             President         Chief Accounting Officer and Chief                       None
                             (since 2003)        Compliance Officer at SEI Investment
      (08/28/62)                                 Manager Services since 2004.  Senior
                                                 Operations Officer at SEI
                                                 Investments, Fund Accounting and
                                                 Administration from 1996 to 2004.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
    Michael Lawson        Controller and Chief   Director, Fund Accounting since July                     None
                           Financial Officer     2005, Manager, Fund Accounting, SEI
       (10/8/60)                                 Investments AVP, from  April 1995
                              (since 2005)       through July 2005, excluding
                                                 February 1998 through October
                                                 1998, Assistant Product
                                                 Manager, Pilgrim Baxter &
                                                 Associates February 1998
                                                 through October 1998.
------------------------ ----------------------- -------------------------------------- -----------------------------------------

------------------------ ----------------------- -------------------------------------- -----------------------------------------
       NAME AND           POSITION WITH TRUST
     DATE OF BIRTH         AND LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Russell Emery               Chief           Director of Investment Product                           None
                           Compliance Officer    Management and Development, SEI
      (12/18/62)              (since 2006)       Investments, since February 2003;
                                                 Senior Investment Analyst - Equity
                                                 Team, SEI Investments, from March
                                                 2000 to February 2003.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Carolyn Mead          Vice President and    Counsel, SEI Investments since 2007;                     None
      (07/08/57)         Secretary (since 2007)  Associate, Stradley, Ronon, Stevens
                                                 & Young from 2004 to 2007;
                                                 Counsel, ING Variable Annuities
                                                 from 1999 to 2002.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
   Timothy D. Barto        Vice President and    General Counsel and Secretary of                         None
                          Assistant Secretary    SIMC and the Administrator since
      (03/28/68)              (since 1999)       2004.  Vice President of SIMC and
                                                 the Administrator since 1999.  Vice
                                                 President and Assistant Secretary of
                                                 SEI Investments since 2001.
                                                 Assistant Secretary of SIMC, the
                                                 Administrator and the Distributor
                                                 and Vice President of the
                                                 Distributor from 1999 to 2003.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     James Ndiaye            Vice President      Vice President and Assistant                             None
                             and Assistant       Secretary of SIMC since 2005.  Vice
      (09/11/68)               Secretary         President at Deutsche Asset
                              (since 2004)       Management from 2003 to 2004.
                                                 Associate at Morgan, Lewis &
                                                 Bockius LLP from 2000 to 2003.
                                                 Assistant Vice President at ING
                                                 Variable Annuities Group from
                                                 1999 to 2000.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
    Sofia A. Rosala        Vice President and    Vice President and Assistant                             None
      (02/01/74)          Assistant Secretary    Secretary of SIMC and the
                              (since 2005)       Administrator since 2005.
                                                 Compliance Officer at SEI
                                                 Investments from 2001 to 2004.
                                                 Account and Product Consultant
                                                 at SEI Private Trust Company
                                                 from 1998 to 2001.
------------------------ ----------------------- -------------------------------------- -----------------------------------------

------------------------ ----------------------- -------------------------------------- -----------------------------------------
       NAME AND           POSITION WITH TRUST
     DATE OF BIRTH         AND LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
------------------------ ----------------------- -------------------------------------- -----------------------------------------
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Joseph Gallo            Vice President      Attorney, Investment Management                          None
      (04/29/73)             and Assistant       Legal Department at SIMC since
                               Secretary         2007.  Associate Counsel at ICMA-RC
                              (since 2007)       from 2004 to 2007.  Assistant
                                                 Secretary at The VantageTrust
                                                 Company in 2007. Assistant
                                                 Secretary for Vantagepoint
                                                 Funds from 2006 to 2007.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Nicole Welch        AML Compliance Officer  Compliance Analyst, TD Waterhouse,                       None
                              (since 2005)       2004.  Senior Compliance Analyst,
      (09/13/77)                                 UBS Financial Services, 2002-2004.
                                                 Knowledge Management Analyst,
                                                 PricewaterhouseCoopers Consulting,
                                                 2000-2002.
------------------------ ----------------------- -------------------------------------- -----------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded parternships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that

(i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held by the shareholder. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period from November 30, 2004 to July 31, 2005, and for the fiscal years ended July 31, 2006 and 2007, the Fund paid the following commissions on portfolio transactions:

--------------------------------- -------------- --------------- ---------------
                                      2005            2006            2007
--------------------------------- -------------- --------------- ---------------
Champlain Small Company  Fund      $15,748.76      $88,709.41     $356,245.55
--------------------------------- -------------- --------------- ---------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended July 31, 2007, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

---------------------------------------- -------------------------------------------- ------------------------------------------
                                                                                         TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                              TOTAL DOLLAR AMOUNT OF BROKERAGE           INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                          COMMISSIONS FOR RESEARCH SERVICES                   RESEARCH SERVICES
---------------------------------------- -------------------------------------------- ------------------------------------------
Champlain Small Company Fund                              $143,368                                   $75,171,831
---------------------------------------- -------------------------------------------- ------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from November 30, 2004 to July 31, 2005 and for the fiscal years ended July 31, 2006 and 2007, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

---------------------------------------- ----------------------------------------- ------------------------ -----------------------
                                                                                     PERCENTAGE OF TOTAL      PERCENTAGE OF TOTAL
                                                                                     BROKERAGE COMMISSIONS   BROKERAGE TRANSACTIONS
                                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE       PAID TO AFFILIATED        EFFECTED THROUGH
FUND                                      COMMISSIONS PAID TO AFFILIATED BROKERS          BROKERS              AFFILIATED BROKERS
---------------------------------------- --------------- ---------- -------------- ------- ------- -------- ------- ------- -------
Champlain Small Company Fund                  2005         2006         2007        2005    2006    2007     2005    2006    2007
---------------------------------------- --------------- ---------- -------------- ------- ------- -------- ------- ------- -------
                                               $0           $0           $0          0%      0%      0%       0%      0%      0%
---------------------------------------- --------------- ---------- -------------- ------- ------- -------- ------- ------- -------

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. For the fiscal year ended July 31, 2007, the Fund held $17,512 in debt securities of Morgan Stanley Dean Witter, INC.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Fund's most recent Annual and Semi-Annual reports are also available, free of charge, on the Fund's website at WWW.CIPTVT.COM by clicking the "Products" link on the homepage followed by the applicable link in the "Products" section.

In addition, certain portfolio holdings information for the Fund is available on the Fund's website - WWW.CIPVT.COM - by clicking the "Products" link on the homepage followed by the "Fact Sheet" link in the "Products" section. By clicking these links, you can obtain a list of the Fund's top 10 portfolio holdings as of the end of the most recent calendar quarter. The portfolio holdings information available on the Fund's website includes a top 10 list of the securities owned by the Fund and the percentage of the Fund's overall portfolio represented by a particular security. In addition, the website includes a list of the sectors represented in the Fund's portfolio. The portfolio holdings information on the Fund's website is generally made available 7 to 10 business days following the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next calendar quarter.

The information on the Fund's website is publicly available to all categories of persons.

The Fund's policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

Currently, the Fund has arrangements to provide additional disclosure of portfolio holdings information to the following third party consultants: the Vanguard Group ("Vanguard") and Arnerich & Massena & Associates ("Arnerich") (each, a "Third Party Consultant" and, together, the "Third Party Consultants"). Each Third Party Consultant analyzes potential investments for its clients and provides its clients with an on-going analysis of such investments. The Adviser's Chief Compliance Officer has authorized disclosure of the Fund's portfolio holdings information to each Third Party Consultant pursuant to a nondisclosure agreement entered into between the Trust, on behalf of the Fund, and each Third Party Consultant. Pursuant to the nondisclosure agreement, each Third Party Consultant is required to: (i) maintain the confidentiality of the information; (ii) maintain procedures reasonably designed to prohibit its employees and agents from using the information to facilitate or assist in any securities transactions or investment program; and (iii) upon the Trust's request, provide evidence reasonably satisfactory to the Trust that demonstrate its adherence to the provisions of the nondisclosure agreement.

The portfolio holdings information is provided to Vanguard on a quarterly basis with a lag of 5 days. The portfolio holdings information is provided to Arnerich on a quarterly basis with a lag of 30 days.

The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

In addition, the Fund's service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. The Fund's proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-866-773-3238 or by writing to the Fund at Champlain Small Company Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009. The Fund's Form N-PX is also available on the SEC's website at www.sec.gov.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of November 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Advisor Class of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

------------------------------------------ ---------------------- ------------
                                                 NUMBER OF           % OF
NAME AND ADDRESS                                  SHARES             CLASS
------------------------------------------ ---------------------- ------------
Charles Schwab & Co. Inc.                     4,868,605.8120      21.98 %
Special Custody A/C
FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
------------------------------------------ ---------------------- ------------

------------------------------------------ ---------------------- ------------
                                                 NUMBER OF           % OF
NAME AND ADDRESS                                  SHARES             CLASS
------------------------------------------ ---------------------- ------------
National Financial Services LLC               4,406,969.1120      19.90 %
FBO Exclusive Benefit Customers
Att: Mutual Funds Dept 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281-1003
------------------------------------------ ---------------------- ------------
Ameritrade Incorporated                       2,331,649.9840      10.53 %
FBO 9950065291
P.O. Box  2226
Omaha, NE  68103-2226
------------------------------------------ ---------------------- ------------
PFPC Incorporated as agent for PFPC TR        1,679,252.9230      7.58 %
FBO Morningstar
Wrap Program Customers
760 Moore Rd
KNG of Prussa, PA 19406-1212

------------------------------------------ ---------------------- ------------
Prudential Investments Management             1,251,915.4650      5.65 %
Services
FBO Mutual Fund Clients
Unit Mail Stop NJ-05-11-20
100 Mulberry Street
Gateway Center 3-11th Floor
Newark, NJ 07102-4056

------------------------------------------ ---------------------- ------------

                       APPENDIX A - DESCRIPTION OF RATINGS

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated

BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY

Champlain Investment Partners, LLC. (Champlain), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

PROCEDURE

Champlain has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

VOTING PROCEDURES

o All employees will forward any proxy materials received on behalf of clients to Proxy Manager;

o The Proxy Manager will determine which client accounts hold the security to which the proxy relates;

o Absent material conflicts, the appropriate company analyst, or the Proxy Committee, will determine how Champlain should vote the proxy in accordance with applicable voting guidelines;

o The Proxy Manager will complete the proxy and vote the proxy in a timely and appropriate manner.

DISCLOSURE

o Champlain will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client's proxies, and that clients may request a copy of these policies and procedures.

o The Proxy Manager will also send a copy of this summary to all existing clients who have previously received Champlain's Disclosure Document; or the Proxy Manager may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

CLIENT REQUESTS FOR INFORMATION

o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Manager.

o In response to any request the Proxy Manager will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client's proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES - PROXY VOTING PHILOSOPHY

Champlain Investment Partners, LLC ("Champlain") believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

FIDUCIARY RESPONSIBILITY

Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

USING MANAGEMENT GUIDANCE

The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in many cases, company recommendations may be in conflict with our assessment of sound management practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

POLICY ON BOARD OF DIRECTORS

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company's Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

POLICY ON AUDIT COMMITTEE

Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

POLICY ON PROXY CONTEST DEFENSES / ANTI-TAKEOVER MEASURES

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

ANTI-TAKEOVER MEASURES GENERALLY OPPOSED:

o    Classification of the Board of Directors

o    Shareholder rights plans (poison pills)

o    Greenmail

o    Supermajority rules to approve mergers or amend charter or bylaws

o    Authority to place stock with disproportionate voting rights

o    Golden Parachutes

SHAREHOLDER RESOLUTIONS GENERALLY SUPPORTED:

o    Rescind or prohibit any of the above anti-takeover measures

o    Annual voting of directors; repeal classified boards.

o    Adoption of confidential voting

o    Adoption of cumulative voting

o    Redeem shareholder rights plans

o    Proposals that require shareholder approval of rights plans (poison pills)

POLICY ON CAPITAL STRUCTURE

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

POLICY ON EXECUTIVE AND DIRECTOR COMPENSATION

Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, we will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. We will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. We withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

POLICY ON MERGERS AND CORPORATE RESTRUCTURINGS

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

SOCIAL AND ENVIRONMENTAL ISSUES

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

     o    allow shareholder control of corporate charitable contributions

     o    exit the nuclear power business

     o    adopt the MacBride Principles

     o    adopt the Valdez Principles

     o    stop doing business with the US Department of Defense

     o    stop using animals for product testing

     o    make donations to a pro-life or pro-choice advocate

     o    stop donations to a pro-life or pro-choice advocate

     o    move its annual meeting to a town with better public transportation

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

CONFLICTS OF INTEREST

     o Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

     o If a material conflict of interest exists, the Proxy Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

     o Champlain will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

The shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

     o    These policies and procedures and any amendments;

     o    Each proxy statement that Champlain receives;

     o    A record of each vote that Champlain casts;

     o Any document Champlain created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

     o A copy of each written request from a client for information on how Champlain voted such client's proxies, and a copy of any written response.

                       STATEMENT OF ADDITIONAL INFORMATION

                         PERIMETER SMALL CAP GROWTH FUND

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II

                                NOVEMBER 28, 2007

                               INVESTMENT ADVISER:

                        PERIMETER CAPITAL MANAGEMENT LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Perimeter Small Cap Growth Fund (the "Fund"). This SAI is incorporated by reference into the prospectus dated November 28, 2007 and should be read in conjunction with the prospectus dated November 28, 2007. Capitalized terms not defined herein are defined in the prospectus.

The financial statements with respect to the Fund for the fiscal year ended July 31, 2007, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Fund's 2007 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-866-826-6018.

                                TABLE OF CONTENTS

THE TRUST ...................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES .............1
DESCRIPTION OF PERMITTED INVESTMENTS ........................................2
INVESTMENT LIMITATIONS .....................................................10
THE ADVISER ................................................................12
THE PORTFOLIO MANAGERS .....................................................13
THE ADMINISTRATOR ..........................................................14
THE DISTRIBUTOR ............................................................15
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................15
THE TRANSFER AGENT .........................................................16
THE CUSTODIAN ..............................................................16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............................16
LEGAL COUNSEL ..............................................................16
TRUSTEES AND OFFICERS OF THE TRUST .........................................16
PURCHASING AND REDEEMING SHARES ............................................22
DETERMINATION OF NET ASSET VALUE ...........................................23
TAXES ......................................................................23
FUND TRANSACTIONS ..........................................................26
PORTFOLIO HOLDINGS .........................................................28
DESCRIPTION OF SHARES ......................................................29
SHAREHOLDER LIABILITY ......................................................29
LIMITATION OF TRUSTEES' LIABILITY ..........................................30
PROXY VOTING ...............................................................30
CODE OF ETHICS .............................................................30
APPENDIX A - DESCRIPTION OF RATINGS .......................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .........................B-1


November 28, 2007
                                                                 PCM-SX-001-0200

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information. The Trust is authorized to offer shares of the Fund in Institutional Shares. The Trust reserves the right to create and issue additional classes of shares.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

PERIMETER SMALL CAP GROWTH FUND. The Fund seeks long-term capital appreciation. This investment objective is a non-fundamental investment policy that may be changed by the Fund without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 ("1940 Act").

As its principal investment strategy, the Fund invests primarily in securities of small companies as described in the prospectus. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies. This "80% policy" is a non-fundamental investment policy that may be changed by the Fund upon 60 days' prior notice to shareholders.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the period September 29, 2006 (commencement of operations) to July 31, 2007, the portfolio turnover rate for the Fund was as follows:

      --------------------------------------------------------------------
                             PORTFOLIO TURNOVER RATE
      --------------------------------------------------------------------
           FUND                                               2007
      --------------------------------------------------------------------
           Perimeter Small Cap Growth Fund                     88%
      --------------------------------------------------------------------

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand;

(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES. As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

SWAP AGREEMENTS. The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund's current investment policy is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

NON-FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

1. The Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. The Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may
         (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
         (iii) lend its securities.

5. The Fund may not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

7. The Fund shall invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies. This non-fundamental investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

THE ADVISER

GENERAL. Perimeter Capital Management LLC (the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2006 and offers investment management services for institutions and retail clients.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Fund. For the fiscal period from September 29, 2006 (commencement of operations) to July 31, 2007, the Fund paid the Adviser the following fees:

--------------------------------------------------------------------------------------------------------------------------------
                                            PERIMETER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
       CONTRACTUAL FEES PAID                      FEES WAIVED BY ADVISER                   TOTAL FEES PAID (AFTER WAIVERS)
-------------------------------------- -------------------------------------------- --------------------------------------------
             $250,783                                    $204,691                                      $46,092
-------------------------------------- -------------------------------------------- --------------------------------------------

THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how he is compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. Each of the portfolio manager's compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability of the Adviser and performance of the Fund, and therefore in part based on the value of the Fund's net assets and other client accounts they are managing.

FUND SHARES OWNED BY PORTFOLIO MANAGER. The Fund is required to show the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

-------------------------------------- --------------------------------------
NAME                                         DOLLAR RANGE OF FUND SHARES*
-------------------------------------- --------------------------------------
MARK D. GARFINKEL                                     $1-$10,000
-------------------------------------- --------------------------------------
JIM N. BEHRE                                       $10,001-$50,000
-------------------------------------- --------------------------------------

*    Valuation date is July 31, 2007.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2007.

------------------ ----------------- ----------------- --------------- ---------------- ----------------- --------------------
                                  REGISTERED                     OTHER POOLED
                            INVESTMENT COMPANIES              INVESTMENT VEHICLES                  OTHER ACCOUNTS
------------------ ----------------- ----------------- --------------- ---------------- ----------------- --------------------
                       NUMBER OF                          NUMBER OF                         NUMBER OF
      NAME             ACCOUNTS         TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS      ACCOUNTS          TOTAL ASSETS
------------------ ----------------- ----------------- --------------- ---------------- ----------------- --------------------
MARK D. GARFINKEL         1           $167.5 million         1          $4.7 million           23             $262 million
------------------ ----------------- ----------------- --------------- ---------------- ----------------- --------------------
JAMES N. BEHRE            1           $167.5 million         1          $4.7 million           21             $262 million
------------------ ----------------- ----------------- --------------- ---------------- ----------------- --------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

  --------------------------------------   -------------------------------------
    FEE (AS A PERCENTAGE OF AGGREGATE
           AVERAGE ANNUAL ASSETS)             FUND'S AVERAGE DAILY NET ASSETS
  --------------------------------------   -------------------------------------
                0.10%                               First $250 million
  --------------------------------------   -------------------------------------
                0.08%                              $250 - $500 million
  --------------------------------------   -------------------------------------
                0.06%                               Over $500 million
  --------------------------------------   -------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 for the Perimeter Capital fund complex, and is applicable to each portfolio within the fund complex.

o The Annual Minimum fee for the Fund Complex shall be $80,000 for the first year of operations and $100,000 per year thereafter.

o    For each additional class of shares of a fund established after the initial
     (1) class of shares per fund, the minimum annual fee will be increased by $15,000.

The fees outlined above will remain in place for a period of three (3) years.

For the fiscal period from September 29, 2006 to July 31, 2007, the Fund paid the Administrator the following fees:

------------------------------------------------------------------------------------------------------------------------------------
                                                    PERIMETER SMALL CAP GROWTH FUND
--------------------------------------------- ------------------------------------------- ------------------------------------------
CONTRACTUAL ADMINISTRATION FEES FEES PAID             FEES WAIVED BY ADMINISTRATOR                TOTAL FEES PAID (AFTER WAIVERS)
--------------------------------------------- ------------------------------------------- ------------------------------------------
                   $66,631                                         $0                                         $66,631
--------------------------------------------- ------------------------------------------- ------------------------------------------

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to Financial Intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the Financial Intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the Financial Intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a Financial Intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating Financial Intermediary personnel about the Fund; providing access to sales and management representatives of the Financial Intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A Financial Intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to Financial Intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by Financial Intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 430 W 7th Street, Kansas City, Missouri 64105, serves as the Fund's transfer agent.

THE CUSTODIAN

Union Bank of California, National Association 475 Samsone Street, 15th Floor, San Francisco, California 94111, acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------------- ----------------- -------------------------------- -----------------------------------------
                                    POSITION WITH
                                      TRUST AND
     NAME AND DATE OF BIRTH         LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN THE            OTHER DIRECTORSHIPS HELD
                                                              PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

---------------------------------- ----------------- -------------------------------- -----------------------------------------
Robert Nesher                      Chairman of the   SEI employee 1974 - present;     Trustee of The Advisors' Inner Circle
                                   Board of          currently performs various       Fund, Bishop Street Funds, SEI Global
(08/17/46)                         Trustees*         services on behalf of SEI        Master Fund, plc, SEI Global Assets
                                                     Investments for which Mr.        Fund, plc, SEI Global Investments Fund,
                                   (since 1993)      Nesher is compensated.           plc, SEI Investments Global, Limited,
                                                     Executive Vice President of      SEI Opportunity Master Fund, L.P., SEI
                                                     SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                     1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                     Vice President of the            Daily Income Trust, SEI Institutional
                                                     Administrator and the            International Trust, SEI Institutional
                                                     Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                      Managed Trust, SEI Liquid Asset Trust
                                                                                      and SEI Tax Exempt Trust.

---------------------------------- ----------------- -------------------------------- -----------------------------------------
William M. Doran                   Trustee*          Self-Employed Consultant since   Trustee of The Advisors' Inner Circle
                                                     2003.  Partner, Morgan, Lewis    Fund, Bishop Street Funds, SEI Asset
(05/26/40)                         (since 1993)      & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income
                                                     1976 to 2003, counsel to the     Trust, SEI Index Fund, SEI
                                                     Trust, SEI Investments, the      Institutional International Trust, SEI
                                                     Administrator and the            Institutional Investments Trust, SEI
                                                     Distributor. Director of the     Institutional Managed Trust, SEI Liquid
                                                     Distributor since 2003.          Asset Trust and SEI Tax Exempt Trust.,
                                                     Director of SEI Investments      SEI Investments - Global Fund Services
                                                     since 1974; Secretary of SEI     Limited, SEI Investments Global,
                                                     Investments since 1978.          Limited, SEI Investments (Europe),
                                                                                      Limited, SEI Investments (Asia)
                                                                                      Limited, and SEI Asset Korea Co., Ltd.

-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

---------------------------------- ----------------- -------------------------------- -----------------------------------------
Charles E. Carlbom                 Trustee           Self-Employed Business           Trustee of The Advisors' Inner Circle
                                                                                      Fund, Bishop Street Funds; Board Member,
(08/20/34)                         (since 2005)      Consultant, Business             Oregon Transfer Co., and O.T. Logistics,
                                                                                      Inc.
                                                     Projects Inc. since 1997.
                                                     Director, Crown Pacific Inc.
                                                     CEO and President, United
                                                     Grocers Inc. from 1997 to
                                                     2000.

---------------------------------- ----------------- -------------------------------- -----------------------------------------

---------------------------------- ----------------- -------------------------------- -----------------------------------------
                                    POSITION WITH
                                      TRUST AND
     NAME AND DATE OF BIRTH         LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN THE            OTHER DIRECTORSHIPS HELD
                                                              PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------- -------------------------------- -----------------------------------------
Mitchell A. Johnson                Trustee           Retired.                         Trustee of The Advisors Inner Circle
                                                                                      Fund, Bishop Street Funds; Director,
(03/01/42)                         (since 2005)                                       Federal Agricultural Mortgage
                                                                                      Corporation; Trustee of Diversified
                                                                                      Investors Portfolio, The Diversified
                                                                                      Investors Fund Group, The Diversified
                                                                                      Investors Fund Group II, and the
                                                                                      Diversified Investors Strategies Variable
                                                                                      Funds.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
Betty L. Krikorian                 Trustee           Self-Employed Legal and          Trustee of The Advisors' Inner Circle
                                                     Financial Services Consultant    Fund and Bishop Street Funds.
(01/23/43)                         (since 2005)      since 2003.  State Street Bank
                                                     In-house counsel, 1995 - 2003.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
James M. Storey                    Trustee           Attorney, Solo Practitioner      Trustee of The Advisors' Inner Circle
                                                     since 1994. Partner, Dechert     Fund, Bishop Street Funds, Massachusetts
(04/12/31)                         (since 1994)      Price & Rhoades (law firm),      Health and Education Tax-Exempt Trust,
                                                     September 1987 to December       SEI Asset Allocation Trust, SEI Daily
                                                     1993.                            Income Trust, SEI Index Fund, SEI
                                                                                      Institutional International Trust, SEI
                                                                                      Institutional Investments Trust, SEI
                                                                                      Institutional Managed Trust, SEI Liquid
                                                                                      Asset Trust and SEI Tax Exempt Trust, and
                                                                                      U.S. Charitable Gift Trust.

---------------------------------- ----------------- -------------------------------- -----------------------------------------
George J. Sullivan, Jr.            Trustee           Chief Executive Officer,         Trustee of The Advisors' Inner Circle
                                                     Newfound Consultants Inc.        Fund, Bishop Street Funds, SEI Asset
(11/13/42)                         (since 1999)      since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                     Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                     June 1991 to December 1996.      SEI Institutional International Trust,
                                                                                      SEI Institutional Investments Trust, SEI
                                                                                      Institutional Managed Trust, SEI Liquid Asset
                                                                                      Trust, SEI Opportunity Master Fund, SEI Tax
                                                                                      Exempt Trust, and State Street Navigator
                                                                                      Securities Lending Trust.

---------------------------------- ----------------- -------------------------------- -----------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 2 times during the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Ms. Krikorian and Messrs. Carlbom, Johnson, Storey, and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------------- ---------------------------------------------------
NAME                             DOLLAR RANGE OF FUND SHARES*                 AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

------------------ --------------------------------------------------------- ---------------------------------------------------
Nesher                                       None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Doran                                        None                                                   None

--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

------------------ --------------------------------------------------------- ---------------------------------------------------
Carlbom                                      None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Johnson                                      None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Krikorian                                    None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Storey                                       None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Sullivan                                     None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

========================  ================  =======================  ======================  =======================================
                                             PENSION OR RETIREMENT      ESTIMATED ANNUAL
                                              BENEFITS ACCRUED AS        BENEFITS UPON
                              AGGREGATE      PART OF FUND EXPENSES         RETIREMENT        TOTAL COMPENSATION FROM THE TRUST
NAME                         COMPENSATION                                                             AND FUND COMPLEX**
========================  ================  =======================  ======================  =======================================
Robert A. Nesher*         $0                          N/A                      N/A           $0 for service on one (1) board
========================  ================  =======================  ======================  =======================================
William M. Doran*         $0                          N/A                      N/A           $0 for service on one (1) board
========================  ================  =======================  ======================  =======================================
Charles E. Carlbom        $11,600.00                  N/A                      N/A           $11,600.00 for service on one (1) board
========================  ================  =======================  ======================  =======================================
Mitchell A. Johnson       $11,600.00                  N/A                      N/A           $11,600.00 for service on one (1) board
========================  ================  =======================  ======================  =======================================
Betty L. Krikorian        $11,600.00                  N/A                      N/A           $11,600.00 for service on one (1) board
========================  ================  =======================  ======================  =======================================
Eugene B. Peters***       $11,600.00                  N/A                      N/A           $11,600.00 for service on one (1) board
========================  ================  =======================  ======================  =======================================
James M. Storey           $11,600.00                  N/A                      N/A           $11,600.00 for service on one (1) board
========================  ================  =======================  ======================  =======================================
George J. Sullivan        $11,600.00                  N/A                      N/A           $11,600.00 for service on one (1) board
========================  ================  =======================  ======================  =======================================

------------
*    A Trustee who is an "interested person" as defined by the 1940 Act.
**   The Trust is the only investment company in the "Fund Complex."
***  Served as Trustee until August 26, 2007.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
       NAME AND           POSITION WITH TRUST
     DATE OF BIRTH         AND LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     James F. Volk             President         Chief Accounting Officer and Chief                       None
                             (since 2003)        Compliance Officer at SEI Investment
      (08/28/62)                                 Manager Services since 2004.  Senior
                                                 Operations Officer at SEI
                                                 Investments, Fund Accounting and
                                                 Administration from 1996 to 2004.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
    Michael Lawson        Controller and Chief   Director, Fund Accounting since July                     None
                           Financial Officer     2005, Manager, Fund Accounting, SEI
       (10/8/60)                                 Investments AVP, from  April 1995
                              (since 2005)       through July 2005, excluding
                                                 February 1998 through October
                                                 1998, Assistant Product
                                                 Manager, Pilgrim Baxter &
                                                 Associates February 1998
                                                 through October 1998.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Russell Emery               Chief           Director of Investment Product                           None
                           Compliance Officer    Management and Development, SEI
      (12/18/62)              (since 2006)       Investments, since February 2003;
                                                 Senior Investment Analyst - Equity
                                                 Team, SEI Investments, from March
                                                 2000 to February 2003.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Carolyn Mead          Vice President and    Counsel, SEI Investments since 2007;                     None
      (07/08/57)         Secretary (since 2007)  Associate, Stradley, Ronon, Stevens
                                                 & Young from 2004 to 2007;
                                                 Counsel, ING Variable Annuities
                                                 from 1999 to 2002.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
   Timothy D. Barto        Vice President and    General Counsel and Secretary of                         None
                          Assistant Secretary    SIMC and the Administrator since
      (03/28/68)              (since 1999)       2004.  Vice President of SIMC and
                                                 the Administrator since 1999.  Vice
                                                 President and Assistant Secretary of
                                                 SEI Investments since 2001.
                                                 Assistant Secretary of SIMC, the
                                                 Administrator and the Distributor
                                                 and Vice President of the
                                                 Distributor from 1999 to 2003.
------------------------ ----------------------- -------------------------------------- -----------------------------------------

------------------------ ----------------------- -------------------------------------- -----------------------------------------
       NAME AND           POSITION WITH TRUST
     DATE OF BIRTH         AND LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     James Ndiaye            Vice President      Vice President and Assistant                             None
                             and Assistant       Secretary of SIMC since 2005.  Vice
      (09/11/68)               Secretary         President at Deutsche Asset
                              (since 2004)       Management from 2003 to 2004.
                                                 Associate at Morgan, Lewis &
                                                 Bockius LLP from 2000 to 2003.
                                                 Assistant Vice President at ING
                                                 Variable Annuities Group from
                                                 1999 to 2000.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
    Sofia A. Rosala        Vice President and    Vice President and Assistant                             None
      (02/01/74)          Assistant Secretary    Secretary of SIMC and the
                              (since 2005)       Administrator since 2005.
                                                 Compliance Officer at SEI
                                                 Investments from 2001 to 2004.
                                                 Account and Product Consultant
                                                 at SEI Private Trust Company
                                                 from 1998 to 2001.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Joseph Gallo            Vice President      Attorney, Investment Management                          None
      (04/29/73)             and Assistant       Legal Department at SIMC since
                               Secretary         2007.  Associate Counsel at ICMA-RC
                              (since 2007)       from 2004 to 2007.  Assistant
                                                 Secretary at The VantageTrust
                                                 Company in 2007. Assistant
                                                 Secretary for Vantagepoint
                                                 Funds from 2006 to 2007.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Nicole Welch        AML Compliance Officer  Compliance Analyst, TD Waterhouse,                       None
                              (since 2005)       2004.  Senior Compliance Analyst,
      (09/13/77)                                 UBS Financial Services, 2002-2004.
                                                 Knowledge Management Analyst,
                                                 PricewaterhouseCoopers Consulting,
                                                 2000-2002.
------------------------ ----------------------- -------------------------------------- -----------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer; and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded parternships.

With respect to investments in STRIPs, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its nets investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held by the shareholder. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of

61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period from September 29, 2006 to July 31, 2007, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

  -----------------------------------------------------------------------------
              AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
  ----------------------------------- -----------------------------------------
    FUND                                                2007
  ----------------------------------- -----------------------------------------
    Perimeter Small Cap Growth Fund                   $156,232
  ----------------------------------- -----------------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal period from September 29, 2006 to July 31, 2007, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------------ -------------------------------------------- --------------------------------------------
                                                                                            TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                                TOTAL DOLLAR AMOUNT OF BROKERAGE            INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                            COMMISSIONS FOR RESEARCH SERVICES                    RESEARCH SERVICES
------------------------------------------ -------------------------------------------- --------------------------------------------
Perimeter Small Cap Growth Fund                              $96,216                                    $88,012,061
------------------------------------------ -------------------------------------------- --------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from September 29, 2006 to July 31, 2007, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

---------------------------------------- ------------------------------ ----------------------------- -----------------------------
                                                                                                          PERCENTAGE OF TOTAL
                                          AGGREGATE DOLLAR AMOUNT OF        PERCENTAGE OF TOTAL          BROKERAGE TRANSACTIONS
                                          BROKERAGE COMMISSIONS PAID     BROKERAGE COMMISSIONS PAID         EFFECTED THROUGH
FUND                                         TO AFFILIATED BROKERS         TO AFFILIATED BROKERS           AFFILIATED BROKERS
---------------------------------------- ------------------------------ ----------------------------- -----------------------------
Perimeter Small Cap Growth Fund                       $0                             0%                            0%
---------------------------------------- ------------------------------ ----------------------------- -----------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. For the fiscal period from September 29, 2006 to July 31, 2007, the Fund did not hold any securities of its regular broker dealers.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Fund generally posts on its website at http://sei2funds.seic.com/perimeter a detailed list of the securities held by the Fund as of the most recent calendar month end 30 days after the end of the calendar month. The Fund generally posts on its website at http://sei2funds.seic.com/perimeter the ten largest portfolio holdings and the percent as of the most recent calendar month end, 10 calendar days after the end of the calendar month.

The Fund's policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

In addition, the Fund's service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. The Fund's proxy voting record for the most recent 12 month period ended June 30th will be available upon request by calling 1-800-241-4294 or by writing to the Fund at Perimeter Small Cap Growth Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009. The Fund's Form N-PX is also available on the SEC's website at www.sec.gov.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of November 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

------------------------------------------ ---------------------- ------------
                                                 NUMBER OF        % OF CLASS
NAME AND ADDRESS                                  SHARES
------------------------------------------ ---------------------- ------------
The Bank of New York                           383,410.8350       6.50 %
Wendel & Co #199509
Mutual Funds Reorg Department
P.O. Box 1066 Wall Street Station
New York, NY 10268-1066
------------------------------------------ ---------------------- ------------
M&I Trust TTEE
Regal Ware Incorporated PSP
111 E Kilbourn Ave STE 200                     323,062.0990       5.48 %
Milwaukee, WI 53202-6611
------------------------------------------ ---------------------- ------------
Wachovia Bank FBO
Various Retirement Plans
9888888836 NC 1076                             303,388.3310       5.15 %
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
------------------------------------------ ---------------------- ------------
AST Capital Trust Trustee FBO
American Appraisal Associates
2800 N. Central Ave STE 900                    299,186.0720       5.07 %
Phoenix, AZ 85004-1037
------------------------------------------ ---------------------- ------------

                       APPENDIX A - DESCRIPTION OF RATINGS

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated

BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                                  PROXY VOTING

--------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

Perimeter votes proxies for the majority of its Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

RISKS

In developing this policy and procedures, Perimeter considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

     o    Proxies are not voted in Clients' best interests.

     o    Proxies are not identified and voted in a timely manner.

     o The third-party proxy voting services utilized by Perimeter is not independent.

     o Proxy voting records and client requests to review proxy votes are not maintained.

Perimeter has established the following guidelines as an attempt to mitigate these risks.

POLICY

It is the policy of Perimeter to vote proxies in the interest of maximizing value for Perimeter's Clients. Proxies are an asset of a Client, which should be treated by Perimeter with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, Perimeter will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by a Client or its designated agent in writing will supersede this policy. A Client may have its proxies voted by an independent third party or other named fiduciary or agent, at the Client's cost.

PROCEDURES FOR VOTING PROXIES

Perimeter has retained Glass, Lewis & Co. ("Glass, Lewis") to assist in the coordination and voting of Client proxies. The CCO is responsible for managing the relationship with Glass, Lewis. The CCO shall ensure that all proxies are being properly voted and that Glass, Lewis is retaining all of the appropriate proxy voting records.

Perimeter assumes voting responsibility for all Client accounts unless explicitly noted otherwise in the Client's advisory agreement. Perimeter will generally cast votes for all shares for which the Company has voting authority, with the possible exception of share blocking markets. In some non-U.S. markets where share blocking occurs, shares must be "frozen" for trading purposes at the custodian or sub-custodian level in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, Perimeter retains the right to vote or not, based on the determination of Perimeter's investment personnel. Glass, Lewis sends a weekly report of upcoming meetings in blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. The CCO will monitor these upcoming meetings, consult with Perimeter's investment team members responsible for each industry or market and arrive at a decision on whether or not to vote. If the decision is made to vote, Perimeter will process votes through Glass, Lewis.

The following general guidelines are to be followed when possible:

     o    Glass, Lewis will monitor and keep track of all voting proxies.

     o Glass, Lewis will analyze each vote and provide Perimeter with its recommendation, which recommendation shall be pursuant to the guidelines previously agreed to by Perimeter and Glass, Lewis.

     o The member of the investment team who covers the security shall be responsible for reviewing the proxy and Glass, Lewis' recommendation and make a determination on how the Company should vote such proxy. If the vote of Perimeter investment team member is contrary to Glass, Lewis' recommendation, then the investment team member shall provide a brief explanation of such vote.

     o The investment team shall have its recommendation voted through Glass, Lewis.

In certain limited circumstances, a proxy may be received from sources other than Glass, Lewis. In such circumstances, the CCO shall use the above guidelines and be responsible for maintaining the history and record customarily retained by Glass, Lewis.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

We recognize that conflicts of interest may arise due to a variety of reasons and the CCO will reasonably try to assess any material conflicts between Perimeter's interests and those of its clients with respect to proxy voting. If the CCO detects a conflict of interest, Glass, Lewis will evaluate the ballot issue and, using our pre-determined guidelines and their research, make an objective voting decision based upon criteria such as the financial implication of the proposal and impact on shareholder rights. In exceptional circumstances, for instance in the case of a merger or acquisition which may have significant economic implications for our client's portfolios, we may solicit input from the applicable Perimeter investment team and possibly override the voting recommendation of Glass, Lewis.

CONFLICTS OF INTEREST

Perimeter realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair Perimeter's ability to vote proxies in an objective manner.

In addition, any attempts by others within Perimeter to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entitles outside Perimeter to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to legal counsel.

PROCEDURES FOR PERIMETER'S RECEIPT OF CLASS ACTIONS

Perimeter recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If "Class Action" documents are received by Perimeter for a Client account, Perimeter will gather any requisite information it has and forward to the Client, to enable the Client to file the "Class Action" at the Client's discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that Perimeter is not qualified to make for its Client. Therefore Perimeter will not file "Class Actions" on behalf of any Client.

RECORDKEEPING

Perimeter will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Director of Third-Party Distribution & Client Relations will be responsible for the following procedures and for ensuring that the required documentation is retained.

CLIENT REQUEST TO REVIEW PROXY VOTES

         |X| Any request, whether written (including e-mail) or oral, received by any Employee of Perimeter, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

         |X| The CCO will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.

         |X| In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the CCO may distribute to any client requesting proxy voting information the complete proxy voting record of Perimeter for the period requested.

         |X| Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client's written request, if applicable and maintained in the permanent file.

         |X| Clients are permitted to request the proxy voting record for the five-year period prior to their request.

PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

         |X| Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

                  NOTE: Perimeter is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

PROXY VOTING RECORDS

         |X|      A record of how Perimeter voted Client proxies.

         |X| Documents prepared or created by Perimeter that were material to making a decision on how to vote, or that memorialized the basis for the decision.

         |X| Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

Perimeter will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and
(ii) information about how Clients may obtain information on how Perimeter voted their securities.

PROXY SOLICITATION

As a matter of practice, it is Perimeter's policy to not reveal or disclose to any client how Perimeter may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. Perimeter will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

                       STATEMENT OF ADDITIONAL INFORMATION

                           REAVES SELECT RESEARCH FUND

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II

                                NOVEMBER 28, 2007

                               INVESTMENT ADVISER:
                             W.H. REAVES & CO., INC.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Reaves Select Research Fund (the "Fund"). This SAI is incorporated by reference into the prospectus dated November 28, 2007 and should be read in conjunction with the prospectus dated November 28, 2007. Capitalized terms not defined herein are defined in the prospectus.

The financial statements with respect to the Fund for the fiscal year ended July 31, 2007, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Fund's 2007 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-866-342-7058.

                                TABLE OF CONTENTS

                                                                            PAGE

THE TRUST.....................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES...............1
DESCRIPTION OF PERMITTED INVESTMENTS..........................................2
INVESTMENT LIMITATIONS.......................................................10
THE ADVISER..................................................................12
THE PORTFOLIO MANAGERS.......................................................12
THE ADMINISTRATOR............................................................13
THE DISTRIBUTOR..............................................................14
PAYMENTS TO FINANCIAL INTERMEDIARIES.........................................15
THE TRANSFER AGENT...........................................................16
THE CUSTODIAN................................................................16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................16
LEGAL COUNSEL................................................................16
TRUSTEES AND OFFICERS OF THE TRUST...........................................16
PURCHASING AND REDEEMING SHARES..............................................21
DETERMINATION OF NET ASSET VALUE.............................................22
TAXES........................................................................22
FUND TRANSACTIONS............................................................26
PORTFOLIO HOLDINGS...........................................................28
DESCRIPTION OF SHARES........................................................28
SHAREHOLDER LIABILITY........................................................29
LIMITATION OF TRUSTEES' LIABILITY............................................29
PROXY VOTING.................................................................29
CODE OF ETHICS...............................................................29
5% AND 25% SHAREHOLDERS......................................................29
APPENDIX A - DESCRIPTION OF RATINGS.........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...........................B-1

                                                                 WHR-SX-001-0400

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are offered in a separate Statement of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Institutional and Investor Class Shares (formerly, Class A Shares). Class A Shares were reclassified as Investor Class Shares effective August 1, 2006. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing and distribution expenses, see the "Distributor" in the SAI.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

REAVES SELECT RESEARCH FUND. The Fund seeks total return from income and capital growth. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 ("1940 Act").

As its principal investment strategy, the Fund invests primarily in securities of domestic and foreign companies involved to a significant extent in the utilities and energy industries as described in the prospectus.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended July 31, 2006 and 2007 the portfolio turnover rates for the Fund were as follows:

           --------------------------------------------------------------------------------------------------------
                                                  PORTFOLIO TURNOVER RATES
           ---------------------------------------------- ---------------------------- ----------------------------
           FUND                                                      2006                         2007
           ---------------------------------------------- ---------------------------- ----------------------------
           Reaves Select Research Fund                                54%                          84%
           ---------------------------------------------- ---------------------------- ----------------------------

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

o MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in oil and gas industries.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

MONEY MARKET SECURITIES. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations" in the SAI.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES - As is consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund has adopted a non-fundamental policy to concentrate its investments in securities issued by companies in the utilities and energy industries.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund's current investment policy is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Fund's investments in securities issued by companies in the utilities and/or energy industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation of illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

THE ADVISER

GENERAL. W.H. Reaves & Co., Inc. is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 1961 and offers investment management services for institutions including corporations, foundations, endowments, government entities and high net worth individuals.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal period from December 22, 2004 to July 31, 2005 and for the fiscal years ended July 31, 2006 and 2007, the Fund paid the Adviser the following fees:

    -----------------------------------------------------------------------------------------------------------------------------
                                                    REAVES SELECT RESEARCH FUND
    ------------------------------------------ ------------------------------------- --------------------------------------------
    CONTRACTUAL ADVISORY FEES PAID                    FEES WAIVED BY ADVISER               TOTAL FEES PAID (AFTER WAIVERS)
    -------------- ------------- ------------- ------------ ------------ ----------- --------------- -------------- -------------
        2005           2006          2007         2005         2006         2007          2005           2006           2007
    -------------- ------------- ------------- ------------ ------------ ----------- --------------- -------------- -------------
      $235,599       $521,380      $585,825      $26,691      $1,227         $0         $208,908       $520,153       $585,825
    -------------- ------------- ------------- ------------ ------------ ----------- --------------- -------------- -------------

THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. Each of the Fund's portfolio managers' compensation consists of a cash base salary and a discretionary yearly bonus paid in cash. The Fund's portfolio managers also receive benefits standard for all of the Adviser's employees, including health care and participation in the Adviser's Employee Profit Sharing Trust ("PST"). Employee bonuses, including the bonuses for the portfolio managers of the Fund, are based on the profitability of the Adviser and not on the basis of any individual portfolio or account performance or assets under management. PST contributions are calculated only on each employee's base salary.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

-------------------------------------------------------- -----------------------------------------------------------------
NAME                                                                       DOLLAR RANGE OF FUND SHARES*
-------------------------------------------------------- -----------------------------------------------------------------
William A. Ferer                                                                       None
-------------------------------------------------------- -----------------------------------------------------------------
William H. Reaves                                                                      None
-------------------------------------------------------- -----------------------------------------------------------------
Ronald J. Sorenson                                                                     None
-------------------------------------------------------- -----------------------------------------------------------------

*    Valuation date is July 31, 2007.

OTHER ACCOUNTS. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2007.

------------------ ------------------------------------- ---------------------------------- ----------------------------------------
                                 REGISTERED                            OTHER POOLED
                           INVESTMENT COMPANIES                 INVESTMENT VEHICLES                      OTHER ACCOUNTS*
------------------ ------------------------------------- ---------------------------------- ----------------------------------------
                         NUMBER OF                           NUMBER OF                          NUMBER OF
      NAME               ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS       ACCOUNTS             TOTAL ASSETS
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- --------------------
William A. Ferer           2             $951,767,240           0                $0                 18             $1,414,509,241
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- --------------------
William H. Reaves          2             $951,767,240           0                $0                 18             $1,414,509,241
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- --------------------
Ronald J.                  2             $951,767,240           0                $0                681             $1,698,212,384
Sorenson
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- --------------------

* The advisory fee for one of these accounts is based on the performance of the account and as of July 31, 2007, had total assets of $585,660,932.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

          ---------------------------------------------------- -----------------------------------------------
                   FEE (AS A PERCENTAGE OF AGGREGATE                               FUND'S
                        AVERAGE ANNUAL ASSETS)                            AVERAGE DAILY NET ASSETS
          ---------------------------------------------------- -----------------------------------------------
                                 0.09%                                       First $50 million
          ---------------------------------------------------- -----------------------------------------------
                                 0.10%                                        Next $50 million
          ---------------------------------------------------- -----------------------------------------------
                                 0.12%                                       Next $200 million
          ---------------------------------------------------- -----------------------------------------------
                                 0.08%                                       Next $200 million
          ---------------------------------------------------- -----------------------------------------------
                                 0.06%                                       Over $500 million
          ---------------------------------------------------- -----------------------------------------------

The foregoing fee is subject to a minimum annual fee of $45,000 for the first year of operations and a minimum annual fee of $100,000 for subsequent years, subject to the following:

o For each fund opened hereafter, the minimum annual fee will be increased by $100,000; and

o    For each additional class of shares of a fund established after the initial
     (1) class of shares per fund, the minimum annual fee will be increased by $12,000.

For the fiscal period from December 22, 2004 to July 31, 2005 and for the fiscal years ended July 31, 2006 and 2007, the Fund paid the Administrator the following fees:

    --------------------------------------------------------------------------------------------------------------------------------
                                                      REAVES SELECT RESEARCH FUND
    -------------------------------------------- ------------------------------------- ---------------------------------------------
               CONTRACTUAL FEES PAID                 FEES WAIVED BY ADMINISTRATOR            TOTAL FEES PAID (AFTER WAIVERS)
    -------------- ------------- --------------- ----------- ------------- ----------- --------------- --------------- -------------
        2005           2006           2007          2005         2006         2007          2005            2006           2007
    -------------- ------------- --------------- ----------- ------------- ----------- --------------- --------------- -------------
       $31,414       $93,008        $112,000       $7,500         $0           $0         $23,914         $93,008        $112,000
    -------------- ------------- --------------- ----------- ------------- ----------- --------------- --------------- -------------

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Investor Class Shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Prior to August 1, 2006, the Distribution Plan provided that the former Class A Shares of the fund pay the Distributor an annual fee of up to a maximum

0.35% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance. The Trust intends to operate the Plan in accordance with its terms and with the National Association of Securities Dealers (the "NASD") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees. For the fiscal period from December 22, 2004 to July 31, 2005 and for the fiscal years ended July 31, 2006 and 2007 the Fund paid the following distribution fees:

    ------------------------------------ ----------------------------------------- ----------------------------------------------
    FUND                                             12B-1 FEES PAID                    12B-1 FEES RETAINED BY DISTRIBUTOR
    ------------------------------------ ------------ -------------- ------------- --------------- ---------------- -------------
    Reaves Select Research Fund             2005          2006           2007           2005            2006            2007
    ------------------------------------ ------------ -------------- ------------- --------------- ---------------- -------------
                                            $130         $6,558         $8,383           $0              $0          $1,690.31
    ------------------------------------ ------------ -------------- ------------- --------------- ---------------- -------------

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to Financial Intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the Financial Intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the Financial Intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a Financial Intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating Financial Intermediary personnel about the Fund; providing access to sales and management representatives of the Financial Intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A Financial Intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to Financial Intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by Financial Intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 430 W 7th Street, Kansas City, Missouri 64105, serves as the Fund's transfer agent.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.




---------------------------------- ----------------- -------------------------------- -----------------------------------------
                                    POSITION WITH
                                      TRUST AND
     NAME AND DATE OF BIRTH         LENGTH OF         PRINCIPAL OCCUPATIONS IN                OTHER DIRECTORSHIPS HELD
                                      TERM                THE PAST 5 YEARS
---------------------------------- ----------------- -------------------------------- -----------------------------------------
INTERESTED TRUSTEES
---------------------------------- ----------------- -------------------------------- -----------------------------------------
Robert Nesher                      Chairman of the   SEI employee 1974 - present;     Trustee of The Advisors' Inner Circle
                                   Board of          currently performs various       Fund, Bishop Street Funds, SEI Global
(08/17/46)                         Trustees*         services on behalf of SEI        Master Fund, plc, SEI Global Assets
                                                     Investments for which Mr.        Fund, plc, SEI Global Investments Fund,
                                   (since 1993)      Nesher is compensated.           plc, SEI Investments Global, Limited,
                                                     Executive Vice President of      SEI Opportunity Master Fund, L.P., SEI
                                                     SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                     1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                     Vice President of the            Daily Income Trust, SEI Institutional
                                                     Administrator and the            International Trust, SEI Institutional
                                                     Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                      Managed Trust, SEI Liquid Asset Trust
                                                                                      and SEI Tax Exempt Trust.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
William M. Doran                   Trustee*          Self-Employed Consultant since   Trustee of The Advisors' Inner Circle
                                                     2003.  Partner, Morgan, Lewis    Fund, Bishop Street Funds, SEI Asset
(05/26/40)                         (since 1993)      & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income
                                                     1976 to 2003, counsel to the     Trust, SEI Index Fund, SEI
                                                     Trust, SEI Investments, the      Institutional International Trust, SEI
                                                     Administrator and the            Institutional Investments Trust, SEI
                                                     Distributor. Director of the     Institutional Managed Trust, SEI Liquid
                                                     Distributor since 2003.          Asset Trust and SEI Tax Exempt Trust.,
                                                     Director of SEI Investments      SEI Investments - Global Fund Services
                                                     since 1974; Secretary of SEI     Limited, SEI Investments Global,
                                                     Investments since 1978.          Limited, SEI Investments (Europe),
                                                                                      Limited, SEI Investments (Asia)
                                                                                      Limited, and SEI Asset Korea Co., Ltd.
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------- ----------------- -------------------------------- -----------------------------------------
                                    POSITION WITH
                                      TRUST AND
     NAME AND DATE OF BIRTH         LENGTH OF         PRINCIPAL OCCUPATIONS IN                OTHER DIRECTORSHIPS HELD
                                      TERM                THE PAST 5 YEARS
---------------------------------- ----------------- -------------------------------- -----------------------------------------
INDEPENDENT TRUSTEES
---------------------------------- ----------------- -------------------------------- -----------------------------------------
Charles E. Carlbom                 Trustee           Self-Employed Business           Trustee of The Advisors' Inner Circle
                                                                                      Fund, Bishop Street Funds; Board Member,
(08/20/34)                         (since 2005)      Consultant, Business             Oregon Transfer Co., and O.T. Logistics,
                                                                                      Inc.
                                                     Projects Inc. since 1997.
                                                     Director, Crown Pacific Inc.
                                                     CEO and President, United
                                                     Grocers Inc. from 1997 to
                                                     2000.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
Mitchell A. Johnson                Trustee           Retired.                         Trustee of The Advisors Inner Circle
                                                                                      Fund, Bishop Street Funds; Director,
(03/01/42)                         (since 2005)                                       Federal Agricultural Mortgage
                                                                                      Corporation; Trustee of Diversified
                                                                                      Investors Portfolio, The Diversified
                                                                                      Investors Fund Group, The Diversified
                                                                                      Investors Fund Group II, and the
                                                                                      Diversified Investors Strategies Variable
                                                                                      Funds.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
Betty L. Krikorian                 Trustee           Self-Employed Legal and          Trustee of The Advisors' Inner Circle
                                                     Financial Services Consultant    Fund and Bishop Street Funds.
(01/23/43)                         (since 2005)      since 2003.  State Street Bank
                                                     In-house counsel, 1995 - 2003.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
James M. Storey                    Trustee           Attorney, Solo Practitioner      Trustee of The Advisors' Inner Circle
                                                     since 1994. Partner, Dechert     Fund, Bishop Street Funds, Massachusetts
(04/12/31)                         (since 1994)      Price & Rhoades (law firm),      Health and Education Tax-Exempt Trust,
                                                     September 1987 to December       SEI Asset Allocation Trust, SEI Daily
                                                     1993.                            Income Trust, SEI Index Fund, SEI
                                                                                      Institutional International Trust, SEI
                                                                                      Institutional Investments Trust, SEI
                                                                                      Institutional Managed Trust, SEI Liquid
                                                                                      Asset Trust and SEI Tax Exempt Trust, and
                                                                                      U.S. Charitable Gift Trust.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
George J. Sullivan, Jr.            Trustee           Chief Executive Officer,         Trustee of The Advisors' Inner Circle
                                                     Newfound Consultants Inc.        Fund, Bishop Street Funds, SEI Asset
(11/13/42)                         (since 1999)      since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                     Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                     June 1991 to December 1996.      SEI Institutional International Trust,
                                                                                      SEI Institutional Investments
                                                                                      Trust, SEI Institutional Managed
                                                                                      Trust, SEI Liquid Asset Trust, SEI
                                                                                      Opportunity Master Fund, SEI Tax
                                                                                      Exempt Trust, and State Street
                                                                                      Navigator Securities Lending
                                                                                      Trust.
---------------------------------- ----------------- -------------------------------- -----------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 2 times during the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Ms. Krikorian and Messrs. Carlbom, Johnson, Storey, and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------------- ---------------------------------------------------
NAME                             DOLLAR RANGE OF FUND SHARES*                 AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
------------------ --------------------------------------------------------- ---------------------------------------------------
INTERESTED TRUSTEES
------------------ --------------------------------------------------------- ---------------------------------------------------
Nesher                                       None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Doran                                        None                                                   None
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------ --------------------------------------------------------- ---------------------------------------------------
Carlbom                                      None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Johnson                                      None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Krikorian                                    None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Storey                                       None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Sullivan                                     None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.



-------------------------------------------------------------------------------------------------------------------------------
                                         PENSION OR RETIREMENT      ESTIMATED ANNUAL
                                          BENEFITS ACCRUED AS        BENEFITS UPON
                            AGGREGATE    PART OF FUND EXPENSES         RETIREMENT        TOTAL COMPENSATION FROM THE TRUST AND
NAME                       COMPENSATION                                                             FUND COMPLEX**
-------------------------------------------------------------------------------------------------------------------------------
                        $0                        N/A                      N/A
Robert A. Nesher*                                                                      $0 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------------------
                        $0                        N/A                      N/A
William M. Doran*                                                                      $0 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------------------
                        $11,600.00                N/A                      N/A
Charles E. Carlbom                                                                     $11,600.00 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------------------
                        $11,600.00                N/A                      N/A
Mitchell A. Johnson                                                                    $11,600.00 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian      $11,600.00                N/A                      N/A         $11,600.00 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters***     $11,600.00                N/A                      N/A
                                                                                       $11,600.00 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------------------
James M. Storey         $11,600.00                N/A                      N/A
                                                                                       $11,600.00 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan      $11,600.00                N/A                      N/A
                                                                                       $11,600.00 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------------------

*    A Trustee who is an "interested person" as defined by the 1940 Act.
**   The Trust is the only investment company in the "Fund Complex."
***  Served as Trustee until August 26, 2007.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.





------------------------ ----------------------- -------------------------------------- -----------------------------------------
       NAME AND           POSITION WITH TRUST
                           AND LENGTH OF TERM
     DATE OF BIRTH                               PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     James F. Volk             President         Chief Accounting Officer and Chief                       None
                              (since 2003)       Compliance Officer at SEI Investment
      (08/28/62)                                 Manager Services since 2004.  Senior
                                                 Operations Officer at SEI
                                                 Investments, Fund Accounting and
                                                 Administration from 1996 to 2004.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
    Michael Lawson        Controller and Chief   Director, Fund Accounting since July                     None
                           Financial Officer     2005, Manager, Fund Accounting, SEI
       (10/8/60)                                 Investments AVP, from  April 1995
                              (since 2005)       through July 2005, excluding
                                                 February 1998 through October
                                                 1998, Assistant Product
                                                 Manager, Pilgrim Baxter &
                                                 Associates February 1998
                                                 through October 1998.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Russell Emery               Chief           Director of Investment Product                           None
                           Compliance Officer    Management and Development, SEI
      (12/18/62)              (since 2006)       Investments, since February 2003;
                                                 Senior Investment Analyst - Equity
                                                 Team, SEI Investments, from March
                                                 2000 to February 2003.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Carolyn Mead          Vice President and    Counsel, SEI Investments since 2007;                     None
      (07/08/57)         Secretary (since 2007)  Associate, Stradley, Ronon, Stevens
                                                 & Young from 2004 to 2007;
                                                 Counsel, ING Variable Annuities
                                                 from 1999 to 2002.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
   Timothy D. Barto        Vice President and    General Counsel and Secretary of                         None
                          Assistant Secretary    SIMC and the Administrator since
      (03/28/68)              (since 1999)       2004.  Vice President of SIMC and
                                                 the Administrator since 1999.  Vice
                                                 President and Assistant Secretary of
                                                 SEI Investments since 2001.
                                                 Assistant Secretary of SIMC, the
                                                 Administrator and the Distributor
                                                 and Vice President of the
                                                 Distributor from 1999 to 2003.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     James Ndiaye            Vice President      Vice President and Assistant                             None
                             and Assistant       Secretary of SIMC since 2005.  Vice
      (09/11/68)               Secretary         President at Deutsche Asset
                              (since 2004)       Management from 2003 to 2004.
                                                 Associate at Morgan, Lewis &
                                                 Bockius LLP from 2000 to 2003.
                                                 Assistant Vice President at ING
                                                 Variable Annuities Group from
                                                 1999 to 2000.
------------------------ ----------------------- -------------------------------------- -----------------------------------------

------------------------ ----------------------- -------------------------------------- -----------------------------------------
       NAME AND           POSITION WITH TRUST
                           AND LENGTH OF TERM
     DATE OF BIRTH                               PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
------------------------ ----------------------- -------------------------------------- -----------------------------------------
    Sofia A. Rosala        Vice President and    Vice President and Assistant                             None
      (02/01/74)          Assistant Secretary    Secretary of SIMC and the
                              (since 2005)       Administrator since 2005.
                                                 Compliance Officer at SEI
                                                 Investments from 2001 to 2004.
                                                 Account and Product Consultant
                                                 at SEI Private Trust Company
                                                 from 1998 to 2001.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Joseph Gallo            Vice President      Attorney, Investment Management                          None
      (04/29/73)             and Assistant       Legal Department at SIMC since
                               Secretary         2007.  Associate Counsel at ICMA-RC
                              (since 2007)       from 2004 to 2007.  Assistant
                                                 Secretary at The VantageTrust
                                                 Company in 2007. Assistant
                                                 Secretary for Vantagepoint
                                                 Funds from 2006 to 2007.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Nicole Welch        AML Compliance Officer  Compliance Analyst, TD Waterhouse,                       None
                              (since 2005)       2004.  Senior Compliance Analyst,
      (09/13/77)                                 UBS Financial Services, 2002-2004.
                                                 Knowledge Management Analyst,
                                                 PricewaterhouseCoopers Consulting,
                                                 2000-2002.
------------------------ ----------------------- -------------------------------------- -----------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer; and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded parternships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

QUALIFIED PUBLICLY TRADED PARTNERSHIPS

The Fund intends to invest in one or more qualified publicly traded partnerships. Net income derived from an interest in qualified publicly traded partnerships qualifies for purposes of satisfying the 90% gross income test imposed on the Fund under Subchapter M of the Code. In addition, subject to certain limitations, the securities of qualified publicly traded partnerships satisfy the asset diversification tests imposed on the Fund under Subchapter M of the Code. The Fund intends to limit its purchases of securities issued by any one qualified publicly traded partnership to an amount that does not exceed 1% of the total value of the Fund's total assets and to limit its total purchases of securities issued by all the qualified publicly traded partnerships in the Fund's portfolio to an amount that does not exceed 10% of the total value of the Fund's total assets. These limitations are within the limits imposed under the diversification tests.

For these purposes, the term "qualified publicly traded partnership" means any partnership if (i) interests in such partnership are traded on an established securities market or (ii) interests in such partnership are readily tradable on a secondary market (or the substantial equivalent thereof) and (iii) less than 90 percent of the partnership's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies.

The Fund intends to limit its acquisition of interests in qualified publicly traded partnerships to such partnerships that are not treated as corporations for federal income tax purposes under Section 7704(b) of the Code.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held for by the shareholder. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income and capital gain distributions.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may choose to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period from December 22, 2004 to July 31, 2005 and for the fiscal years ended July 31, 2006 and 2007, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

       ---------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
       ---------------------------------------------------------------------------------------------------------------------------
       FUND                                                          2005                      2006                  2007
       ------------------------------------------------- ----------------------------- ---------------------- --------------------
       Reaves Select Research Fund                                 $51,666                    $70,970              $116,546
       ------------------------------------------------- ----------------------------- ---------------------- --------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended July 31, 2007, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

---------------------------------------------- -------------------------------------------- ----------------------------------------
                                                                                                TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                                    TOTAL DOLLAR AMOUNT OF BROKERAGE            INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                                COMMISSIONS FOR RESEARCH SERVICES                    RESEARCH SERVICES
---------------------------------------------- -------------------------------------------- ----------------------------------------
Reaves Select Research Fund                                      $74,876                                    $51,328,387
---------------------------------------------- -------------------------------------------- ----------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from December 22, 2004 to July 31, 2005 and for the fiscal years ended July 31, 2006 and 2007, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor.

------------------------------------------- ----------------------------------------- ------------------------ ---------------------
                                                                                                                PERCENTAGE OF TOTAL
                                              AGGREGATE DOLLAR AMOUNT OF BROKERAGE      PERCENTAGE OF TOTAL   BROKERAGE TRANSACTIONS
                                             COMMISSIONS PAID TO AFFILIATED BROKERS    BROKERAGE COMMISSIONS      EFFECTED THROUGH
                                                                                        PAID TO AFFILIATED       AFFILIATED BROKERS
FUND                                                                                          BROKERS
------------------------------------------- ----------------------------------------- ------------------------ ---------------------
Reaves Select Research Fund                      2005         2006         2007                2007                     2007
------------------------------------------- --------------- ---------- -------------- ------------------------ ---------------------
                                               $31,594       $1,708         $0                  0%                       0%
------------------------------------------- --------------- ---------- -------------- ------------------------ ---------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. For the fiscal year ended July 31, 2007, the Fund did not hold any securities of its regular broker dealers.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Fund generally posts a detailed list of its securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://sei2funds.seic.com/reaves and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed in the best interest of the Fund.

The Fund's policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

In addition, the Fund's service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. The Fund's proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-866-773-3238 or by writing to the Fund at Reaves Select Research Fund, P.O. Box 219009, Kansas City, MO 64121-9009. At such time, the Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of November 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

------------------------------------------ ---------------------- ---------------- ------------
                                                 NUMBER OF
NAME AND ADDRESS                                  SHARES               CLASS       % OF CLASS
------------------------------------------ ---------------------- ---------------- ------------
Lafayette College                              541,918.2670        Institutional   8.96 %
Kirby Prof. 536130                                                    Shares
6 Markle Hall
Easton, PA  18042
------------------------------------------ ---------------------- ---------------- ------------
John Carson Graves and Judith Canty
Graves Trustees
U/A DTD 05/21/2004                                                 Institutional
The John Carson Graves Trust                   390,353.7520           Shares       6.45 %
49 Orchard Lane
Wayland, MD  01778-1907
------------------------------------------ ---------------------- ---------------- ------------
Charles Schwab & Co. Inc.
Special Custody A/C
FBO Customers
Attn:  Mutual Funds                             62,015.1590       Investor Shares  17.43 %
101 Montgomery Street
San Francisco, CA  94104-4122
------------------------------------------ ---------------------- ---------------- ------------
National Financial Services LLC
For the  Exclusive Benefit of our
Customers
200 Liberty Street                              39,727.7760       Investor Shares  11.17 %
One World Financial Center
New York, NY 10281-1003
------------------------------------------ ---------------------- ---------------- ------------
Paul J Morra & Blanca F Morra JT WROS
11 Cowpath                                      19,085.1050       Investor Shares  5.36 %
Brookville, NY 11545-3113
------------------------------------------ ---------------------- ---------------- ------------

                       APPENDIX A - DESCRIPTION OF RATINGS

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P
---

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S
-------

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")
--------------------

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative.

The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON
-------

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

1.       BACKGROUND

         The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for
         (a) voting in a manner that is in the best interests of the client, and
         (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

         The policies and procedures of W. H. Reaves & Company, Inc. ("WHR") ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

         o The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client's account; or

         o The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client's account AND the Adviser has discretionary authority over investment decisions for the client's account; or

         o In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) HAS not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client's plan documents.


         These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR's Compliance Department.

         PROXY VOTING POLICIES

         In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

         A.       SPECIFIC VOTING POLICIES

                  1.       Routine Items:

                  o The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

                  o The Adviser will generally vote for the selection of independent auditors.

                  o The Adviser will generally vote for increases in or reclassification of common stock.

                  o The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

                  o The Adviser will generally vote for changes in the board of directors.

                  o The Adviser will generally vote for outside director compensation.

                  o The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management

                  o The Adviser will generally vote for proposals that increase shareholder value

                  o The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

                  o The Adviser will generally vote for proposals that maintain or increase the rights of shareholders


                  2.       Non-Routine and Conflict of Interest Items:

                  o The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value

                  o The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers

                  o The Adviser will generally vote against anti-greenmail provisions

         B.       General Voting Policy

                  If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

         In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

         In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

         o any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

                  (i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

                  (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

                  (iii) any other person for which a person described in clause (ii) acts in any such capacity;

         o any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

         o any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser's (or its affiliate's) business.

         After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

         The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3.       PROXY VOTING PROCEDURES

         A. The Account Representative or the Portfolio Manager the "Responsible Party") shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client's account if any one of the three circumstances set forth in
                  Section 1 above regarding proxy voting powers is applicable.

         B. All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the "Receipt of Proxy Voting Material" log.

         C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

         D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser's internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party's direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

         E. If an actual or potential conflict is found to exist, written notification of the conflict (the "Conflict Notice") shall be given to the client or the client's designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

                  Specifically, the Conflict Notice should describe:

                  o        the proposal to be voted upon;

                  o the actual or potential conflict of interest involved;

                  o the Adviser's vote recommendation (with a summary of material factors supporting the recommended vote); and

                  o if applicable, the relationship between the Adviser and any Interested Person.

                  The Conflict Notice will either request the client's consent to the Adviser's vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

                  o engage a non-Interested Party to independently review the Adviser's vote recommendation if the vote recommendation would fall in favor of the Adviser's interest (or the interest of an Interested Person) to confirm that the Adviser's vote recommendation is in the best interest of the client under the circumstances;

                  o cast its vote as recommended if the vote recommendation would fall against the Adviser's interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

                  o abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

         F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

         G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client's file, the following:

                  o A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser OR the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

                  o A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser AND the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

                  o        A record memorializing the basis for the vote cast;

                  o A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

                  o A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

                  The above copies and records shall be retained in the client's file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

         H.       Periodically, but no less than annually, the Adviser will:

                  1. Verify that all annual proxies for the securities held in the client's account have been received;

                  2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

                  3. Review the files to verify that records of the voting of the proxies have been properly maintained;

                  4. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

                  5.       Maintain an internal list of Interested Persons.

PROXIES AND CLASS ACTION LAWSUITS

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will NOT take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client's request, offer clients advice regarding corporate actions.

                       STATEMENT OF ADDITIONAL INFORMATION

                       UCM INSTITUTIONAL MONEY MARKET FUND

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II

                                NOVEMBER 28, 2007


                               INVESTMENT ADVISER:

                        UTENDAHL CAPITAL MANAGEMENT L.P.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the UCM Institutional Money Market Fund (the "Fund"). This SAI should be read in conjunction with the Fund's prospectus dated November 28, 2007.

The financial statements with respect to the Fund for the fiscal year ended July 31, 2007, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Fund's 2007 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-800-UCM-6018.

                                TABLE OF CONTENTS

THE TRUST .....................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES ...............1
DESCRIPTION OF PERMITTED INVESTMENTS ..........................................2
INVESTMENT LIMITATIONS ........................................................7
THE ADVISER ...................................................................9
THE ADMINISTRATOR ............................................................10
THE DISTRIBUTOR ..............................................................11
PAYMENTS TO FINANCIAL INTERMEDIARIES .........................................11
THE TRANSFER AGENT ...........................................................12
THE CUSTODIAN ................................................................12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................................12
LEGAL COUNSEL ................................................................12
TRUSTEES AND OFFICERS OF THE TRUST ...........................................12
PURCHASING AND REDEEMING SHARES ..............................................18
DETERMINATION OF NET ASSET VALUE .............................................19
TAXES ........................................................................20
FUND TRANSACTIONS ............................................................22
PORTFOLIO HOLDINGS ...........................................................24
DESCRIPTION OF SHARES ........................................................25
SHAREHOLDER LIABILITY ........................................................25
LIMITATION OF TRUSTEES' LIABILITY ............................................25
CODE OF ETHICS ...............................................................25
5% AND 25% SHAREHOLDERS ......................................................26
APPENDIX A - RATINGS ........................................................A-1


                                                                 UCM-SX-001-0300

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are offered in a separate Statement of Additional Information. The Trust is authorized to offer shares of the Fund in Institutional Shares. The Trust reserves the right to create and issue additional classes of shares.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

INVESTMENT OBJECTIVE. The investment objective of the Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. This investment objective is fundamental and cannot be changed without the consent of shareholders.

INVESTMENT STRATEGIES. In seeking its investment objective, the Fund may invest in: (i) bills, notes and bonds issued by the United States Treasury ("U.S. Treasury Obligations") and separately traded interest and principal component parts of such obligations; (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (iii) U.S. dollar denominated short-term obligations of issuers rated at the time of investment in the two highest rating categories for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing) by two or more nationally recognized statistical rating organizations ("NRSROs"), or only one NRSRO if only one NRSRO has rated the security, or, if not rated, as determined by the Fund's Adviser to be of comparable quality, consisting of obligations of U.S. and foreign corporations, domestic banks, foreign banks, and U.S. and foreign savings and loan institutions; (iv) repurchase agreements with respect to the foregoing; (v) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (vi) obligations of foreign governments, agencies and instrumentalities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality. With respect to (iv) above, the Fund's investments in repurchase agreements may, at times, be significant and may comprise as much as 100% of the Fund's assets, if in the determination of the Adviser, such investment is appropriate in seeking to achieve the Fund's investment objective.

The Fund reserves the right to invest more than 25% of its total assets in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to similar regulations as U.S. banks. To the extent that the Fund invests more than 25% of its net assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Fund may purchase asset-backed securities rated in the two highest NRSRO rating category at the time of investment. The Fund may invest in securities that pay interest on a variable or floating rate basis. In addition, the Fund may acquire securities on a when-issued basis and may buy securities that are subject to puts or standby commitments. The Fund will not invest more than 10% of its net assets in illiquid securities. The Fund reserves the right to enter into reverse repurchase agreements and engage in securities lending.

The Fund will use its best efforts to maintain a constant net asset value of $1.00 per share. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 ("1940 Act").

There is no assurance that the Fund will achieve its investment objective.

The Fund will use NRSROs such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") when determining security credit ratings.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"). These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

ASSET-BACKED SECURITIES - Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card-holder. There may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE BANK OBLIGATIONS - Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 10% of its net assets in illiquid securities.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

OBLIGATIONS OF SUPRANATIONAL ENTITIES - Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Treasury Receipts ("TRs") and Separately Traded Registered Interest and Principal Securities ("STRIPS") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a person (E.G., the Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the appropriate custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Permitted investments for the Fund include restricted securities. Restricted securities, including securities eligible for re-sale under 1933 Act's Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements are agreements by which the Fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

SECURITIES LENDING - The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF FOREIGN GOVERNMENTS - The Fund may invest in U.S. dollar denominated obligations of foreign governments. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

SECURITIES OF OTHER INVESTMENT COMPANIES - The Fund may purchase securities of other investment companies that invest exclusively in money market instruments and operate in compliance with Rule 2a-7 under the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act of rule or SEC staff interpretations thereunder.

STANDBY COMMITMENTS AND PUTS - The Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund calculated immediately after any such put is acquired.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or a remaining term to maturity in excess of seven (7) days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS - U.S. government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Freddie Mac,

Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("Fannie Mae") and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a week or more after the date of the purchase commitment. The Fund will maintain with its custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the voting securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund's net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

THE ADVISER

GENERAL. Utendahl Capital Management L.P. (the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Utendahl Management, L.P. acts as the general partner of the Adviser. The Adviser was established in 1992 and specializes in fixed income asset management for institutional investors. As of September 30, 2007 the Adviser had approximately $2.7 billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fee and reimburse the Fund in order to limit the total annual Fund operating expenses from exceeding 0.15% of the Fund's average daily net assets. The Adviser may discontinue all or part of this waiver at any time, so long as seven business days notice is given.

For the fiscal period from September 23, 2005 to July 31, 2006 and the fiscal year ended July 31, 2007, the Fund paid the Adviser the following fees:

--------------------------------------------------------------------------------------------------------------------------------
                                                UCM INSTITUTIONAL MONEY MARKET FUND
------------------------------------------ -------------------------------------------- ----------------------------------------
       CONTRACTUAL ADVISORY FEES PAID              FEES WAIVED BY ADVISER (1,2)               TOTAL FEES PAID (AFTER WAIVERS)
---------------------- ------------------- ---------------------- --------------------- --------------------- ------------------
       2006                    2007                2006                   2007                  2006                  2007
---------------------- ------------------- ---------------------- --------------------- --------------------- ------------------
     $618,615               $1,471,005           $618,615              $1,073,374                $0                 $397,631
---------------------- ------------------- ---------------------- --------------------- --------------------- ------------------

(1) For the fiscal period ended July 31, 2006, the Adviser reimbursed fees of $4,735 to maintain the stated expense cap under its voluntary fee waiver agreement with the Fund.

(2) Prior to July 9, 2007, the Adviser had voluntarily agreed to waive a portion of its advisory fee and reimburse the Fund in order to limit annual Fund operating expenses from exceeding 0.18% of the Fund's daily net assets.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

------------------------------------------------------------------------------------------------------------------------------------
                                                  UCM INSTITUTIONAL MONEY MARKET FUND
------------------------ --------------------- ------------------------------ ---------------------------- -------------------------
AGGREGATE TRUST              FEE PRIOR           FEE FROM JULY 1, 2007 TO        FEE FROM MAY 1, 2008 TO     FEE FROM JULY 1, 2008
    ASSETS                 JULY 1, 2007*             APRIL 30, 2008*                 JUNE 30, 2008*                FORWARD*
------------------------ --------------------- ------------------------------ ---------------------------- -------------------------
  First $100 million            0.10%                      0.10%                          0.10%                      0.10%
------------------------ --------------------- ------------------------------ ---------------------------- -------------------------
   Next $150 million            0.08%                      0.08%                          0.08%                      0.08%
------------------------ --------------------- ------------------------------ ---------------------------- -------------------------
   Next $250 million            0.06%                      0.04%                         0.045%                      0.06%
------------------------ --------------------- ------------------------------ ---------------------------- -------------------------
   Over $500 million            0.04%                      0.02%                          0.03%                      0.04%
------------------------ --------------------- ------------------------------ ---------------------------- -------------------------

*    All fees represented as a percentage of aggregate average annual assets.

The foregoing fee is subject to a minimum annual fee of $100,000 for the Utendahl Capital Management L.P. fund complex which will initially consists of one portfolio.

     o For each fund of the Trust advised by the Adviser opened hereafter, the minimum annual fee will be increased by $80,000; and

     o For each additional class of shares of a fund established after the initial (1) class of shares per fund, the minimum annual fee will be increased by $15,000.

For the fiscal period from September 23, 2005 to July 31, 2006 and the fiscal year ended July 31, 2007, the Fund paid the Administrator the following fees:

------------------------------------------------------------------------------------------------------------------------------------
                                                  UCM INSTITUTIONAL MONEY MARKET FUND
---------------------------------------------- -------------------------------------------- ----------------------------------------
            CONTRACTUAL FEES PAID                     FEES WAIVED BY ADMINISTRATOR               TOTAL FEES PAID (AFTER WAIVERS)
------------------------ --------------------- ---------------------- --------------------- --------------------- ------------------
         2006                    2007                  2006                   2007                  2006                  2007
------------------------ --------------------- ---------------------- --------------------- --------------------- ------------------
       $204,956                $397,229                 $0                     $0                 $204,956              $397,229
------------------------ --------------------- ---------------------- --------------------- --------------------- ------------------


THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly -owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to Financial Intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the Financial Intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the Financial Intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a Financial Intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating Financial Intermediary personnel about the Fund; providing access to sales and management representatives of the Financial Intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A Financial Intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to Financial Intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by Financial Intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 430 W 7th Street, Kansas City, Missouri 64105, serves as the Fund's transfer agent.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, (the "Custodian") acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------------- ----------------- -------------------------------- -----------------------------------------
                                    POSITION WITH
                                      TRUST AND
     NAME AND DATE OF BIRTH         LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN THE            OTHER DIRECTORSHIPS HELD
                                                              PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

---------------------------------- ----------------- -------------------------------- -----------------------------------------
Robert Nesher                      Chairman of the   SEI employee 1974 - present;     Trustee of The Advisors' Inner Circle
                                   Board of          currently performs various       Fund, Bishop Street Funds, SEI Global
(08/17/46)                         Trustees*         services on behalf of SEI        Master Fund, plc, SEI Global Assets
                                                     Investments for which Mr.        Fund, plc, SEI Global Investments Fund,
                                   (since 1993)      Nesher is compensated.           plc, SEI Investments Global, Limited,
                                                     Executive Vice President of      SEI Opportunity Master Fund, L.P., SEI
                                                     SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                     1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                     Vice President of the            Daily Income Trust, SEI Institutional
                                                     Administrator and the            International Trust, SEI Institutional
                                                     Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                      Managed Trust, SEI Liquid Asset Trust
                                                                                      and SEI Tax Exempt Trust.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
William M. Doran                   Trustee*          Self-Employed Consultant since   Trustee of The Advisors' Inner Circle
                                                     2003.  Partner, Morgan, Lewis    Fund, Bishop Street Funds, SEI Asset
(05/26/40)                         (since 1993)      & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income
                                                     1976 to 2003, counsel to the     Trust, SEI Index Fund, SEI
                                                     Trust, SEI Investments, the      Institutional International Trust, SEI
                                                     Administrator and the            Institutional Investments Trust, SEI
                                                     Distributor. Director of the     Institutional Managed Trust, SEI Liquid
                                                     Distributor since 2003.          Asset Trust and SEI Tax Exempt Trust.,
                                                     Director of SEI Investments      SEI Investments - Global Fund Services
                                                     since 1974; Secretary of SEI     Limited, SEI Investments Global,
                                                     Investments since 1978.          Limited, SEI Investments (Europe),
                                                                                      Limited, SEI Investments (Asia)
                                                                                      Limited, and SEI Asset Korea Co., Ltd.
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

---------------------------------- ----------------- -------------------------------- -----------------------------------------
Charles E. Carlbom                 Trustee           Self-Employed Business           Trustee of The Advisors' Inner Circle
                                                                                      Fund, Bishop Street Funds; Board Member,
(08/20/34)                         (since 2005)      Consultant, Business             Oregon Transfer Co., and O.T. Logistics,
                                                                                      Inc.
                                                     Projects Inc. since 1997.
                                                     Director, Crown Pacific Inc.
                                                     CEO and President, United
                                                     Grocers Inc. from 1997 to
                                                     2000.
---------------------------------- ----------------- -------------------------------- -----------------------------------------

---------------------------------- ----------------- -------------------------------- -----------------------------------------
                                    POSITION WITH
                                      TRUST AND
     NAME AND DATE OF BIRTH         LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN THE            OTHER DIRECTORSHIPS HELD
                                                              PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson                Trustee           Retired.                         Trustee of The Advisors Inner Circle
                                                                                      Fund, Bishop Street Funds; Director,
(03/01/42)                         (since 2005)                                       Federal Agricultural Mortgage
                                                                                      Corporation; Trustee of Diversified
                                                                                      Investors Portfolio, The Diversified
                                                                                      Investors Fund Group, The Diversified
                                                                                      Investors Fund Group II, and the
                                                                                      Diversified Investors Strategies Variable
                                                                                      Funds.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
Betty L. Krikorian                 Trustee           Self-Employed Legal and          Trustee of The Advisors' Inner Circle
                                                     Financial Services Consultant    Fund and Bishop Street Funds.
(01/23/43)                         (since 2005)      since 2003.  State Street Bank
                                                     In-house counsel, 1995 - 2003.
---------------------------------- ----------------- -------------------------------- -----------------------------------------
James M. Storey                    Trustee           Attorney, Solo Practitioner      Trustee of The Advisors' Inner Circle
                                                     since 1994. Partner, Dechert     Fund, Bishop Street Funds, Massachusetts
(04/12/31)                         (since 1994)      Price & Rhoades (law firm),      Health and Education Tax-Exempt Trust,
                                                     September 1987 to December       SEI Asset Allocation Trust, SEI Daily
                                                     1993.                            Income Trust, SEI Index Fund, SEI
                                                                                      Institutional International Trust, SEI
                                                                                      Institutional Investments Trust, SEI
                                                                                      Institutional Managed Trust, SEI Liquid
                                                                                      Asset Trust and SEI Tax Exempt Trust, and
                                                                                      U.S. Charitable Gift Trust.

---------------------------------- ----------------- -------------------------------- -----------------------------------------
George J. Sullivan, Jr.            Trustee           Chief Executive Officer,         Trustee of The Advisors' Inner Circle
                                                     Newfound Consultants Inc.        Fund, Bishop Street Funds, SEI Asset
(11/13/42)                         (since 1999)      since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                     Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                     June 1991 to December 1996.      SEI Institutional International Trust,
                                                                                      SEI Institutional Investments Trust, SEI
                                                                                      Institutional Managed Trust, SEI Liquid Asset
                                                                                      Trust, SEI Opportunity Master Fund, SEI Tax
                                                                                      Exempt Trust, and State Street Navigator
                                                                                      Securities Lending Trust.

---------------------------------- ----------------- -------------------------------- -----------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 2 times during the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Ms. Krikorian and Messrs. Carlbom, Johnson, Storey, and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------------- ---------------------------------------------------
NAME                             DOLLAR RANGE OF FUND SHARES*                 AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

------------------ --------------------------------------------------------- ---------------------------------------------------
Nesher                                       None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Doran                                        None                                                   None

--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

------------------ --------------------------------------------------------- ---------------------------------------------------
Carlbom                                      None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Johnson                                      None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Krikorian                                    None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Storey                                       None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------
Sullivan                                     None                                                   None

------------------ --------------------------------------------------------- ---------------------------------------------------

*    Valuation date is December 31, 2006.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

========================  =================  =====================  =====================  =========================================
                                             PENSION OR RETIREMENT    ESTIMATED ANNUAL
                               AGGREGATE      BENEFITS ACCRUED AS      BENEFITS UPON         TOTAL COMPENSATION FROM THE TRUST AND
NAME                         COMPENSATION    PART OF FUND EXPENSES      RETIREMENT                      FUND COMPLEX**
========================  =================  =====================  =====================  =========================================
Robert A. Nesher*         $0                          N/A                   N/A            $0 for service on one (1) board
========================  =================  =====================  =====================  =========================================

William M. Doran*         $0                          N/A                   N/A            $0 for service on one (1) board
========================  =================  =====================  =====================  =========================================

Charles E. Carlbom        $11,600.00                  N/A                   N/A            $11,600.00 for service on one (1) board
========================  =================  =====================  =====================  =========================================

Mitchell A. Johnson       $11,600.00                  N/A                   N/A            $11,600.00 for service on one (1) board
========================  =================  =====================  =====================  =========================================

Betty L. Krikorian        $11,600.00                  N/A                   N/A            $11,600.00 for service on one (1) board
========================  =================  =====================  =====================  =========================================

Eugene B. Peters***       $11,600.00                  N/A                   N/A            $11,600.00 for service on one (1) board
========================  =================  =====================  =====================  =========================================

James M. Storey           $11,600.00                  N/A                   N/A            $11,600.00 for service on one (1) board
========================  =================  =====================  =====================  =========================================

George J. Sullivan        $11,600.00                  N/A                   N/A            $11,600.00 for service on one (1) board
========================  =================  =====================  =====================  =========================================

------------
*    A Trustee who is an "interested person" as defined by the 1940 Act.
**   The Trust is the only investment company in the "Fund Complex."
***  Served as Trustee until August 26, 2007.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
       NAME AND           POSITION WITH TRUST
     DATE OF BIRTH         AND LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     James F. Volk             President         Chief Accounting Officer and Chief                       None
                              (since 2003)       Compliance Officer at SEI Investment
      (08/28/62)                                 Manager Services since 2004.  Senior
                                                 Operations Officer at SEI
                                                 Investments, Fund Accounting and
                                                 Administration from 1996 to 2004.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
    Michael Lawson        Controller and Chief   Director, Fund Accounting since July                     None
                           Financial Officer     2005, Manager, Fund Accounting, SEI
       (10/8/60)                                 Investments AVP, from  April 1995
                              (since 2005)       through July 2005, excluding
                                                 February 1998 through October
                                                 1998, Assistant Product
                                                 Manager, Pilgrim Baxter &
                                                 Associates February 1998
                                                 through October 1998.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Russell Emery               Chief           Director of Investment Product                           None
                           Compliance Officer    Management and Development, SEI
      (12/18/62)              (since 2006)       Investments, since February 2003;
                                                 Senior Investment Analyst - Equity
                                                 Team, SEI Investments, from March
                                                 2000 to February 2003.
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Carolyn Mead          Vice President and    Counsel, SEI Investments since 2007;                     None
      (07/08/57)         Secretary (since 2007)  Associate, Stradley, Ronon, Stevens
                                                 & Young from 2004 to 2007;
                                                 Counsel, ING Variable Annuities
                                                 from 1999 to 2002.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
   Timothy D. Barto        Vice President and    General Counsel and Secretary of                         None
                          Assistant Secretary    SIMC and the Administrator since
      (03/28/68)              (since 1999)       2004.  Vice President of SIMC and
                                                 the Administrator since 1999.  Vice
                                                 President and Assistant Secretary of
                                                 SEI Investments since 2001.
                                                 Assistant Secretary of SIMC, the
                                                 Administrator and the Distributor
                                                 and Vice President of the
                                                 Distributor from 1999 to 2003.
------------------------ ----------------------- -------------------------------------- -----------------------------------------

------------------------ ----------------------- -------------------------------------- -----------------------------------------
       NAME AND           POSITION WITH TRUST
     DATE OF BIRTH         AND LENGTH OF TERM    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
------------------------ ----------------------- -------------------------------------- -----------------------------------------
     James Ndiaye            Vice President      Vice President and Assistant                             None
                             and Assistant       Secretary of SIMC since 2005.  Vice
      (09/11/68)               Secretary         President at Deutsche Asset
                              (since 2004)       Management from 2003 to 2004.
                                                 Associate at Morgan, Lewis &
                                                 Bockius LLP from 2000 to 2003.
                                                 Assistant Vice President at ING
                                                 Variable Annuities Group from
                                                 1999 to 2000.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
    Sofia A. Rosala        Vice President and    Vice President and Assistant                             None
      (02/01/74)          Assistant Secretary    Secretary of SIMC and the
                              (since 2005)       Administrator since 2005.
                                                 Compliance Officer at SEI
                                                 Investments from 2001 to 2004.
                                                 Account and Product Consultant
                                                 at SEI Private Trust Company
                                                 from 1998 to 2001.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Joseph Gallo            Vice President      Attorney, Investment Management                          None
     (04/29/1973)            and Assistant       Legal Department at SIMC since
                               Secretary         2007.  Associate Counsel at ICMA-RC
                              (since 2007)       from 2004 to 2007.  Assistant
                                                 Secretary at The VantageTrust
                                                 Company in 2007. Assistant
                                                 Secretary for Vantagepoint
                                                 Funds from 2006 to 2007.

------------------------ ----------------------- -------------------------------------- -----------------------------------------
     Nicole Welch        AML Compliance Officer  Compliance Analyst, TD Waterhouse,                       None
                              (since 2005)       2004.  Senior Compliance Analyst,
      (09/13/77)                                 UBS Financial Services, 2002-2004.
                                                 Knowledge Management Analyst,
                                                 PricewaterhouseCoopers Consulting,
                                                 2000-2002.
------------------------ ----------------------- -------------------------------------- -----------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the transfer agent on any day the New York Stock Exchange (the "NYSE") and the Federal Reserve System are open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. On Business Days that the Securities Industry and Financial Markets Association recommends the bond markets close early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the transfer agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

MONEY MARKET SECURITIES. Securities of the Fund will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The Fund's use of amortized cost valuation and the maintenance of the Fund's net asset value at $1.00 are permitted, provided certain conditions are met, by Rule 2a-7, promulgated by the SEC under the 1940 Act. Among other things, the regulations require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per share calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if the Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and, net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer; to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded parternships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT

The Fund receives income generally in the form of interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Distributions will be taxable whether you take them in cash or in additional shares. It is not expected that dividends from the Fund will be eligible for the corporate dividends received deduction or the lower tax rates applicable to qualified dividend income.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period from September 23, 2005 to July 31, 2006 and for the fiscal year ended July 31, 2007, the Fund paid the following commissions on portfolio transactions:

---------------------------------------  ------------------  ------------------
                                               2006                2007
---------------------------------------  ------------------  ------------------
UCM Institutional Money Market Fund             $0                  $0
---------------------------------------  ------------------  ------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended July 31, 2007, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

---------------------------------------------- ---------------------------------------- --------------------------------------------
                                                                                            TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                                TOTAL DOLLAR AMOUNT OF BROKERAGE            INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                            COMMISSIONS FOR RESEARCH SERVICES                    RESEARCH SERVICES
---------------------------------------------- ---------------------------------------- --------------------------------------------
UCM Institutional Money Market Fund                            $0                                           $0
---------------------------------------------- ---------------------------------------- --------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from September 23, 2005 to July 31, 2006 and for the fiscal year ended July 31, 2007, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

--------------------------------------------- ------------------------------ ----------------------------- -------------------------
                                                                                                             PERCENTAGE OF TOTAL
                                               AGGREGATE DOLLAR AMOUNT OF        PERCENTAGE OF TOTAL        BROKERAGE TRANSACTIONS
                                               BROKERAGE COMMISSIONS PAID     BROKERAGE COMMISSIONS PAID       EFFECTED THROUGH
FUND                                              TO AFFILIATED BROKERS         TO AFFILIATED BROKERS         AFFILIATED BROKERS
--------------------------------------------- -------------- --------------- ----------------------------- -------------------------
UCM Institutional Money Market Fund               2006            2007                   2007                        2007
--------------------------------------------- -------------- --------------- ----------------------------- -------------------------
                                                   $0              $0                     0%                          0%
--------------------------------------------- -------------- --------------- ----------------------------- -------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. The Fund currently holds the following securities of its regular brokers and dealers:

------------------------------ ------------------------- -----------------------

   NAME OF BROKER/DEALER         TYPE OF SECURITY HELD    DOLLAR AMOUNT AT FYE
------------------------------ ------------------------- -----------------------
         Citigroup, INC                   Debt                 $11,692.00

------------------------------ ------------------------- -----------------------
   Goldman, Sachs and Company             Debt                 $40,881.00

------------------------------ ------------------------- -----------------------
     Prudential Securities                Debt                 $13,097.00

------------------------------ ------------------------- -----------------------
  UBS Paine Webber Group, INC.            Debt                 $25,778.00

------------------------------ ------------------------- -----------------------
     Societe Generale Cowen               Debt                 $24,852.00
        Securities Corp

------------------------------ ------------------------- -----------------------
          J.P. Morgan                     Debt                  $5,970.00

------------------------------ ------------------------- -----------------------
        Bank of America                   Debt                 $21,493.00

------------------------------ ------------------------- -----------------------
       Bear Stearns & Co.                 Debt                 $15,905.00

------------------------------ ------------------------- -----------------------
      Lehman Brothers Inc.                Debt                  $5,491.00

------------------------------ ------------------------- -----------------------
          Merril Lynch                    Debt                    $996.00

------------------------------ ------------------------- -----------------------
     Barclays Capital INC.                Debt                 $25,945.00
------------------------------ ------------------------- -----------------------


PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Fund provides information about its complete portfolio holdings, updated as of the most recent calendar month on the internet at HTTP://SEI2FUNDS.SEIC.COM/UTENDAHL. This information is provided with a lag of at least 30 days and is publicly available to all shareholders.

The Fund's policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

In addition, the Fund's service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access

Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of November 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

------------------------------------------ ---------------------- ------------
                                                 NUMBER OF        % OF CLASS
NAME AND ADDRESS                                  SHARES
------------------------------------------ ---------------------- ------------
Mellon Bank NA                               185,652,959.0600     18.46 %
One Mellon Center STE 400
Pittsburgh, PA 15258-0001
------------------------------------------ ---------------------- ------------
Toyota Motor Sales USA Incorporated
19001 S Western Ave G200                      85,000,000.0000     8.45 %
Torrance, CA 90501-1196
------------------------------------------ ---------------------- ------------
Agilent Technologies Incorporated
5301 Stevens Creek Blvd                       75,000,000.0000     7.46 %
Santa Clara, CA 95051-7201
------------------------------------------ ---------------------- ------------
Motorola Foundation
1303 E Algonquin Rd                           62,190,390.9100     6.18 %
Schaumburg, IL 60196-4041
------------------------------------------ ---------------------- ------------
The Chubb Corporation
15 Mountain View Road
Mail Stop E037                                61,000,000.0000     6.07 %
Warren, NJ 07059-6795
------------------------------------------ ---------------------- ------------

                               APPENDIX A -RATINGS

                                     RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

___________________________

                            PART C: OTHER INFORMATION

ITEM 23.  Exhibits:

(a) The Advisors' Inner Circle Fund II's (the "Registrant") Amended and Restated Agreement and Declaration of Trust dated July 24, 1992 as amended and restated February 18, 2004 and August 10, 2004 is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000490 on September 17, 2004.
(b) Registrant's Amended and Restated By-laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0000935069-05-001457 on June 1, 2005.
(c)      Not Applicable.
(d)(1) Amended and Restated Investment Advisory Agreement dated May 31, 2000 as amended and restated as of May 21, 2001, between the Registrant and Horizon Advisers, is incorporated herein by reference to exhibit
         (d)(16) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-01-500044 on May 31, 2001.
(d)(2) Schedule dated November 15, 2005 to the Amended and Restated Investment Advisory Agreement dated May 31, 2000 as amended and restated May 21, 2001 between the Registrant and Horizon Advisers, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000667 on November 18, 2005.
(d)(3) Expense Limitation Agreement dated May 31, 2007 between the Registrant and Horizon Advisers, relating to the Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Burkenroad Fund and Hancock Horizon Treasury Securities Money Market Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(d)(4) Expense Limitation Agreement dated May 31, 2007 between the Registrant and Horizon Advisers, relating to the Hancock Horizon Prime Money Market Fund, is is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(d)(5) Investment Advisory Agreement dated November 30, 2004 between the Registrant and Champlain Investment Partners, LLC, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.
(d)(6) Investment Advisory Agreement dated December 21, 2004 between the Registrant and W.H. Reaves & Co. Inc. is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.
(d)(7) Investment Advisory Agreement dated June 14, 2005 between the Registrant and Utendahl Capital Management L.P., is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.

(d)(8) Investment Advisory Agreement dated September 27, 2006 between the Registrant and Perimeter Capital Management, LLC is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No.
         0001135428-06-000445 on September 29, 2006.

(d)(9) Investment Advisory Agreement between the Registrant and Aberdeen Asset Management Inc. is filed herewith

(d)(10) Investment Sub-Advisory Agreement dated April 13, 2007 between Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services, Ltd. is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(d)(11) Investment Sub-Advisory Agreement dated April 13, 2007 between Aberdeen Asset Management Inc. and Aberdeen Asset Management Asia Limited is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.

(d)(12) Investment Advisory Agreement dated June 7, 2007 between the Registrant and Hennion and Walsh Asset Management, Inc. is filed herewith.
(d)(13) Form of Investment Advisory Agreement between the Registrant and Equinox Fund Management, LLC is filed herewith.
(d)(14) Form of Expense Limitation Agreement between the Registrant and Equinox Fund Management, LLC is filed herewith.

(e)(1) Distribution Agreement between the Registrant and SEI Investments Distribution dated January 28, 1993, as amended and restated as of November 14, 2005, is incorporated herein by reference to Exhibit
         (e)(1) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.
(e)(2) Form of Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.
(f)      Not Applicable.
(g)(1) Custody Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (g) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(g)(2) Mutual Fund Custody Agreement dated September 1, 2004 between the Registrant and Wachovia Bank, National Association is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000029 on January 14, 2005.
(g)(3) Amendment and Attachment C dated May 11, 2007 to the Mutual Fund Custody Agreement dated September 1, 2004 between the Registrant and U.S. Bank, N.A. is incorporated herein by reference to Exhibit (g)(6) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000217 on June 15, 2007.

(g)(4) Custody Agreement dated February 8, 2007 between the Registrant and The Northern Trust Company is incorporated herein by reference to Exhibit
         (g)(5) of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000100 on March 7, 2007.

(g)(5) Form of Custody Agreement between the Registrant and Union Bank of California is filed herewith.

(h)(1) Administration Agreement dated January 28, 1993, as amended and restated as of November 12, 2002 by and between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-03-000338 on May 30, 2003.
(h)(2) Amended Schedule dated February 1, 2006 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Global Funds Services, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000517 on November 28, 2006.
(h)(3) Amendment and Attachment 1 dated November 30, 2004 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002 between the Registrant and SEI Investments Global Funds Services, relating to the Champlain Small Company Fund, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(4) Amendment and Attachment 1 dated December 21, 2004 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002 between the Registrant and SEI Investments Global Funds Services, relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(5) Amendment and Attachment 1 dated June 14, 2005 to the Administration Agreement dated November 12, 2002 between the Registrant and SEI Investments Global Funds Services, relating to the UCM Institutional Money Market Fund, is incorporated herein by reference to Exhibit
         (h)(6) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.
(h)(6) Amendment and Attachment 1 dated July 29, 2006 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Perimeter Small Cap Growth Fund, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000044 on February 13, 2007.
(h)(7) Amendment and Attachment 1 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Aberdeen Total Return Fixed Income Fund, Aberdeen Emerging Markets Fund, Aberdeen Global Equity Fund and Aberdeen International Equity Fund, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(h)(8) Amendment and Attachment 1 dated May 31, 2007 to the Administration Agreement dated November 12, 2002 between the Registrant and SEI Investments Global Funds Services, relating to the SmartGrowth ETF Lipper Optimal Conservative Index Fund, SmartGrowth ETF Lipper Optimal Moderate Index Fund, and SmartGrowth ETF Lipper Optimal Growth Index Fund is is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 59 to the

         Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000217 on June 15, 2007.
(h)(9) Amendment and Attachment, to the Administration Agreement between the Registrant and SEI Investments Global Funds Services, relating to the MutualHedge Equity Long-Short Legends Fund, the MutualHedge Event Driven Legends Fund, the MutualHedge Quantitative Trading Legends Fund, the MutualHedge Institutional Global Arbitrage Fund and the MutualHedge Institutional Multi-Strategy Fund to be filed by amendment.
(h)(10) Shareholder Services Plan dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit
         (h)(15) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0000912057-00-026908 on May 31, 2000.
(h)(11) Amended Schedule A dated August 13, 2001 to the Shareholder Services Plan dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit (h)(5) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(12) Shareholder Services Agreement between the Registrant and Hancock Bank, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit (h)(16) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-01-500044 on May 31, 2001.
(h)(13) Shareholder Services Plan dated August 9, 2005 is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.

(h)(14) Schedule A, dated November 13, 2007 to the Shareholder Services Plan dated August 9, 2005, is filed herewith.

(h)(15) Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(16) AML Amendment to the Transfer Agency and Service Agreement between the Registrant and Hancock Bank and Trust dated May 31, 2000 is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(17) Amendment dated September 1, 2003 to the Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(18) Agency Agreement dated August 10, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.

(h)(19) Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc. is to be filed by amendment.
(h)(20) Transfer Agency and Service Agreement between the Trust and UMB Fund Services, Inc. is to be filed by amendment.
(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.
(j) Consent of Independent Registered Public Accountants, Ernst & Young LLP, is filed herewith.

(k)      Not Applicable.
(l)      Not Applicable.
(m)(1) Distribution Plan (compensation type) dated May 31, 2000 as amended November 16, 2004, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000029 on January 14, 2005.
(m)(2) Schedule A, as amended November 16, 2004, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(m)(3) Distribution Plan (reimbursement type) as approved by the Board of Trustees on February 23, 2005 is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.
(m)(4) Schedule A dated February 23, 2005 to the Distribution Plan dated February 23, 2005, relating to the Champlain Small Company Fund, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(m)(5) Schedule B, dated November 16, 2004, to the Distribution Plan dated May 31, 2000, as amended July 24, 2004, relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000100 on March 3, 2007.

(m)(6) Schedule C, dated November 14, 2006 to the Distribution Plan dated May 31, 2000, as amended July 24, 2004 relating to the Aberdeen Emerging Markets Fund, the Aberdeen Global Equity Fund, the Aberdeen Total Return Fixed Income Fund and the Aberdeen International Equity Fund is filed herewith.
(m)(7) Schedule D, dated February 22, 2007 to the Distribution Plan dated May 31, 2000, as amended July 24, 2004 relating to the Hennion and Walsh SmartGrowth ETF Lipper Optimal Conservative Index Fund, SmartGrowth ETF Lipper Optimal Moderate Index Fund, and SmartGrowth ETF Lipper Optimal Growth Index Fund is filed herewith
(m)(8) Schedule E, dated November 14, 2007 to the Distribution Plan dated May 31, 2000, as amended July 24, 2004 relating to the MutualHedge Equity Long-Short Legends Fund and the MutualHedge Event Driven Legends Fund is filed herewith.
(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan dated August 2005 and Schedules and Certificates of Class Designation thereto is filed herewith.

(o)      Not Applicable.

(p)(1)   Registrant's Code of Ethics is filed herewith.

(p)(2) SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics dated January 2006 is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.
(p)(3) Hancock Bank and Trust Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.

(p)(4)   Champlain Investment Partners, LLC Code of Ethics is filed herewith.
(p)(5)   W.H. Reaves & Co., Inc. Code of Ethics is to be filed by amendment.

(p)(6) Perimeter Capital Management, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000445 on September 29, 2006.
(p)(7) Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services, Ltd. and Aberdeen Asset Management Asia Limited Code of Ethics is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000461 on October 10, 2006.
(p)(8) Utendahl Capital Management, L.P. Code of Ethics is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000044 on February 13, 2007.
(p)(9) Hennion and Walsh Asset Management, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000100 on March 7, 2007.

(p)(10)  Equinox Fund Management, LLC Code of Ethics is filed herewith.


ITEM 24. Persons Controlled By or Under Common Control with Registrant:

Not Applicable.

ITEM 25.  Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act"), as amended, may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. Business and Other Connections of the Investment Advisers:

Other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

ABERDEEN ASSET MANAGEMENT INC.
------------------------------

Aberdeen Asset Management ("Aberdeen") serves as investment adviser for the Registrant's Aberdeen Total Return Fixed Income Fund, Aberdeen Emerging Markets Fund, Aberdeen Global Equity Fund and

Aberdeen International Equity Fund. The principal business address of Aberdeen is 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
Martin Gilbert,                                  Aberdeen Asset Management PLC             Chief Executive Officer
Chairman and Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Gary Bartlett,                                                --                                     --
CEO and Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Christian Pittard,                                            --                                     --
Vice President and Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Bev Hendry,                                                   --                                     --
Vice President and Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Andrew Smith,                                                 --                                     --
CFO and Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Sue Mullin,                                                   --                                     --
Vice President and Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Steve Ilott,                                     Aberdeen Asset Management PLC           Group Head of Fixed Income
Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Alan Goodson,                                                 --                                     --
Secretary
---------------------------------------------- ---------------------------------- ------------------------------------------
James Capezzutto,                                  Aberdeen Asset Management                         CCO
CCO                                                Investment Services, Ltd.
---------------------------------------------- ---------------------------------- ------------------------------------------
Alexa DiGiorgio,                                              --                                     --
COO and Vice President
---------------------------------------------- ---------------------------------- ------------------------------------------
Rob Sellar                                                    --                                     --
Vice President
---------------------------------------------- ---------------------------------- ------------------------------------------
Tim Sullivan                                                  --                                     --
Vice President
---------------------------------------------- ---------------------------------- ------------------------------------------

CHAMPLAIN INVESTMENT PARTNERS, LLC
----------------------------------

Champlain Investment Partners, LLC ("Champlain") serves as the investment adviser for the Registrant's Champlain Small Company Fund. The principal address of Champlain is 346 Shelburne Road, Burlington, Vermont 05401. Champlain is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
Scott T. Brayman                                              --                                     --
Managing Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Judith W. O' Connell                                          --                                     --
Managing Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Deborah Healey                                                --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Van Harissis                                                  --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                                   NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
David M. O'Neal                                               --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Dan Butler                                                    --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Mary Michel                                                   --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Wendy Nunez                                                   --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------

EQUINOX FUND MANAGEMENT, LLC
----------------------------

Equinox Fund Management, LLC ("Equinox") serves as investment adviser for the Registrant's MutualHedge Equity Long-Short Legends Fund, MutualHedge Event Driven Legends Fund, MutualHedge Quantitative Trading Legends Fund, MutualHedge Institutional Global Arbitrage Fund and MutualHedge Institutional Multi-Strategy Fund. The principal business address for Equinox is 1660 Lincoln Street, Suite 100, Denver, CO 80264. Equinox is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
                                                        --                                     --
Robert Enck- President, Chief
Executive Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Richard E. Bornhoft-Chairman of the       The Bornhoft Group Corporation      President and Chief Executive Officer
Board, Chief Investment Officer

---------------------------------------- ---------------------------------- ------------------------------------------
Ron S. Montano-Chief Compliance Officer   The Bornhoft Group Corporation            Chief Operations Officer

---------------------------------------- ---------------------------------- ------------------------------------------
John C. Plimpton-Member of the                          --                                     --
Executive Committee
---------------------------------------- ---------------------------------- ------------------------------------------
Brent Bales-Chief Financial Officer       The Bornhoft Group Corporation             Chief Financial Officer

---------------------------------------- ---------------------------------- ------------------------------------------
John R. Zumbrunn-Member of the                          --                                     --
Executive Committee
---------------------------------------- ---------------------------------- ------------------------------------------

HENNION AND WALSH ASSET MANAGEMENT, INC.
----------------------------------------

Hennion and Walsh Asset Management, Inc. ("H&W") serves as the investment adviser for the Registrant's SmartGrowth ETF Lipper Optimal Conservative Index Fund, SmartGrowth ETF Lipper Optimal Moderate Index Fund, and SmartGrowth ETF Lipper Optimal Growth Index Fund. The principal business address for H&W is 2001 Route 46, Waterview Plaza, Parsippany, New Jersey 07054. H&W is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
William Walsh, President                      Hennion and Walsh, Inc.                        Officer
                                         ---------------------------------- ------------------------------------------
                                             Hennion and Walsh Wealth                        Officer
                                                     Advisors
---------------------------------------- ---------------------------------- ------------------------------------------
Richard Hennion, Executive Vice               Hennion and Walsh, Inc.                        Officer
President
                                         ---------------------------------- ------------------------------------------
                                         Hennion and Walsh Wealth Advisors                   Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Debbie Williams, Chief Financial              Hennion and Walsh, Inc.                        Officer
Officer
                                         ---------------------------------- ------------------------------------------
                                         Hennion and Walsh Wealth Advisors                   Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Al Vermitsky, Chief Compliance Officer        Hennion and Walsh, Inc.                        Officer
                                         ---------------------------------- ------------------------------------------
                                         Hennion and Walsh Wealth Advisors                   Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Kevin Mahn, Chief Investment Officer &        Hennion and Walsh, Inc.                       Employee
Portfolio Manager
---------------------------------------- ---------------------------------- ------------------------------------------

HORIZON ADVISERS
----------------

Horizon Advisers serves as the investment adviser for the Registrant's Hancock Horizon Family of Funds (Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Treasury Securities Money Market Fund and Prime Money Market
Fund). The principal address of Horizon Advisers is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Horizon Advisers is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
John Portwood                                                 --                                     --
Chief Investment Strategist
---------------------------------------------- ---------------------------------- ------------------------------------------
David Lundgren                                                --                                     --
Director of Equities and Research
---------------------------------------------- ---------------------------------- ------------------------------------------
Jeffrey Tanguis                                               --                                     --
Director of Fixed Income
---------------------------------------------- ---------------------------------- ------------------------------------------
Ashley Cosgriff                                               --                                     --
Securities Trader
---------------------------------------------- ---------------------------------- ------------------------------------------
Paula Chastain                                                --                                     --
Portfolio Manager
---------------------------------------------- ---------------------------------- ------------------------------------------
Kristy Oehms                                                  --                                     --
Portfolio Analyst
---------------------------------------------- ---------------------------------- ------------------------------------------
Sarah Carter                                                  --                                     --
Securities Trader
---------------------------------------------- ---------------------------------- ------------------------------------------

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
Shaw Breland                                                  --                                     --
Performance Analyst
---------------------------------------------- ---------------------------------- ------------------------------------------
Kendra Cain                                    Hancock Investment Services, Inc.             Compliance Director
Chief Compliance Officer
---------------------------------------------- ---------------------------------- ------------------------------------------

PERIMETER CAPITAL MANAGEMENT, LLC
---------------------------------

Perimeter Capital Management, LLC ("Perimeter") serves as the investment adviser for the Registrant's Perimeter Small Cap Growth Fund. The principal business address of Perimeter is Five Concourse Parkway , Suite 2725, Atlanta, Georgia 30328. Perimeter is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
G. Bradley Ball, Managing Partner &       Trusco Capital Management, Inc.   Former Managing Partner & Executive Vice
CEO, Perimeter Capital Management                                                President, Institutional Sales
---------------------------------------- ---------------------------------- ------------------------------------------
Mark D. Garfinkel, CFA, Managing          Trusco Capital Management, Inc.      Former Managing Partner & Small Cap
Partner & CIO, Perimeter Capital                                                         Growth Manager
Management
---------------------------------------- ---------------------------------- ------------------------------------------
James N. Behre, Managing Partner & Dir    Trusco Capital Management, Inc.     Former V.P., Senior Research Analyst
of Research, Perimeter Capital
Management
---------------------------------------- ---------------------------------- ------------------------------------------
Christopher J. Paolella, Managing         Trusco Capital Management, Inc.         Former V.P., Consultant Sales
Partner & Director of Marketing,
Perimeter Capital Management
---------------------------------------- ---------------------------------- ------------------------------------------
Theresa N. Benson, Partner & Director     Trusco Capital Management, Inc.       Former V.P., Institutional Sales
of Client Relations, Perimeter Capital
Management
---------------------------------------- ---------------------------------- ------------------------------------------
Adam C. Stewart, CFA, Partner &           Trusco Capital Management, Inc.       Former V.P., Director of Trading
Director of Trading & Chief Compliance
Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Patrick W. Kirksey, Partner & Senior      Trusco Capital Management, Inc.         Former V.P., Research Analyst
Research Analyst
---------------------------------------- ---------------------------------- ------------------------------------------
Carrie A. Tallman, Partner & Research     Trusco Capital Management, Inc.      Former Associate, Research Analyst
Analyst
---------------------------------------- ---------------------------------- ------------------------------------------


UTENDAHL CAPITAL MNAGEMENT L.P.

Utendahl Capital Management L.P. ("Utendahl") serves as the investment adviser for the Registrant's UCM Institutional Money Market Fund. The principal business address of Utendahl is 30 Broad Street, 21st Floor, New York, NY 10004. Utendahl is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
Penny Zuckerwise, Chief Executive              Lebenthal Funds Inc.                Director (2002 to Present)
Officer
                                         ---------------------------------- ------------------------------------------
                                                  Boston Advisors                  Director (2002 to Present)
                                         ---------------------------------- ------------------------------------------
                                                 Boldcap Ventures              Managing Partner (2001 to Present)
                                         ---------------------------------- ------------------------------------------
                                                   Wiserock, LLC                 Managing Member (1999 to 2004)
---------------------------------------- ---------------------------------- ------------------------------------------
Jo Ann Corkran, Chief Investment
Officer                                                 --                                     --
---------------------------------------- ---------------------------------- ------------------------------------------
Steven Schneider, Chief Operating
Officer                                            Deutsche Bank                Managing Director (1998 to 2005)
---------------------------------------- ---------------------------------- ------------------------------------------
Thomas Mandel, Managing Director
                                                        --                                     --
---------------------------------------- ---------------------------------- ------------------------------------------
Kim Beckley, Marketing Director
                                                        --                                     --
---------------------------------------- ---------------------------------- ------------------------------------------
Jerald P. Menozzi Jr., Managing
Director, Mortgage Strategies                           --                                     --
---------------------------------------- ---------------------------------- ------------------------------------------

W.H. REAVES  & CO., INC.
------------------------

W.H. Reaves & Co., Inc. ("WH Reaves") serves as the investment adviser for the Registrant's Reaves Select Research Fund. The principal business address of WH Reaves is 10 Exchange Place, 18th Floor, Jersey City, NJ 07302. WH Reaves is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
John Bartlett                                           --                                     --
Vice President
---------------------------------------- ---------------------------------- ------------------------------------------
Louis Cimino                                            --                                     --
Vice President and Treasurer
---------------------------------------- ---------------------------------- ------------------------------------------
William Ferer                                           --                                     --
President
---------------------------------------- ---------------------------------- ------------------------------------------
Thomas Harmke                                           --                                     --
Assistant Vice President
---------------------------------------- ---------------------------------- ------------------------------------------
David Pass                                              --                                     --
Vice President, and Corporate Secretary
---------------------------------------- ---------------------------------- ------------------------------------------
Thomas Porter                                           --                                     --
Vice President
---------------------------------------- ---------------------------------- ------------------------------------------
William Reaves                                          --                                     --
Non Executive Chairman
---------------------------------------- ---------------------------------- ------------------------------------------
Stacy Saul                                              --                                     --
Vice President
---------------------------------------- ---------------------------------- ------------------------------------------
Ronald Sorenson                                         --                                     --
Vice Chairman and Chief Executive
Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Rowland Wilhelm                                         --                                     --
Vice President
---------------------------------------- ---------------------------------- ------------------------------------------

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                        NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
Kathleen Vuchetich                                      --                                     --
Vice President
---------------------------------------- ---------------------------------- ------------------------------------------

ITEM 27. Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                               July 15, 1982
         SEI Liquid Asset Trust                               November 29, 1982
         SEI Tax Exempt Trust                                 December 3, 1982
         SEI Index Funds                                      July 10, 1985
         SEI Institutional Managed Trust                      January 22, 1987
         SEI Institutional International Trust                August 30, 1988
         The Advisors' Inner Circle Fund                      November 14, 1991
         The Advisors' Inner Circle Fund II                   January 28, 1993
         Bishop Street Funds                                  January 27, 1995
         SEI Asset Allocation Trust                           April 1, 1996
         SEI Institutional Investments Trust                  June 14, 1996
         HighMark Funds                                       February 15, 1997
         Oak Associates Funds                                 February 27, 1998
         CNI Charter Funds                                    April 1, 1999
         iShares Inc.                                         January 28, 2000
         iShares Trust                                        April 25, 2000
         JohnsonFamily Funds, Inc.                            November 1, 2000
         Causeway Capital Management Trust                    September 20, 2001
         Barclays Global Investors Funds                      March 31, 2003
         SEI Opportunity Fund, LP                             October 1, 2003
         The Arbitrage Funds                                  May 17, 2005
         The Turner Funds                                     January 1, 2006
         ProShares Trust                                      November 14, 2005
         Community Reinvestment Act
         Qualified Investment Fund                            January 8, 2007
         Accessor Funds                                       March 1, 2007
         TD Asset Management USA Funds                        July 25, 2007

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                      POSITION AND OFFICE                                   POSITIONS AND OFFICES
NAME                                  WITH UNDERWRITER                                      WITH REGISTRANT
----                                  -------------------                                   ---------------------
William M. Doran                      Director                                                   --
Edward D. Loughlin                    Director                                                   --
Wayne M. Withrow                      Director                                                   --
Kevin Barr                            President & Chief Executive Officer                        --
Maxine Chou                           Chief Financial Officer & Treasurer                        --
Thomas Rodman                         Chief Operations Officer                                   --
John C. Munch                         General Counsel & Secretary                                --
Karen LaTourette                      Chief Compliance Officer, Anti-Money Laundering
                                      Officer & Assistant Secretary                              --
Mark J. Held                          Senior Vice President                                      --
Lori L. White                         Vice President & Assistant Secretary                       --
John Coary                            Vice President & Assistant Secretary                       --
John Cronin                           Vice President                                             --
Mark McManus                          Vice President                                             --
Robert McCarthy                       Vice President                                             --
Robert Silvestri                      Vice President                                             --
Michael Farrell                       Vice President                                             --

ITEM 28. Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodians:

                                    Hancock Bank and Trust
                                    One Hancock Plaza
                                    P.O. Box 4019
                                    Gulfport, Mississippi  39502

                                    U.S. Bank, N.A.
                                    800 Nicollett Mall
                                    Minneapolis, Minnesota 55402

                                    Union Bank of California, N.A.
                                    475 Sansome Street
                                    15th Floor
                                    San Francisco, California 94111

                                    The Northern Trust Company
                                    50 La Salle Street
                                    Chicago, Illinois 60675

         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
         (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

                                    SEI Investment Global Funds Services
                                    One Freedom Valley Drive
                                    Oaks, Pennsylvania 19456

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
         the required books and records are maintained at the principal offices of the Registrant's advisers:

                                    Aberdeen Asset Management Inc.
                                    1735 Market Street, 37th Floor,
                                    Philadelphia, PA 19103

                                    Champlain Investment Partners, LLC
                                    346 Shelburne Road
                                    Burlington, Vermont 05401

                                    Equinox Fund Management, LLC
                                    1660 Lincoln Street
                                    Suite 100
                                    Denver, Colorado 80264

                                    Hennion and Walsh Asset Management, Inc.
                                    2001 Route 46
                                    Waterview Plaza
                                    Parsippany, New Jersey 07054

                                    Horizon Advisers
                                    One Hancock Plaza
                                    P.O. Box 4019
                                    Gulfport, Mississippi 39502

                                    Perimeter Capital Management, LLC
                                    Five Concourse Parkway
                                    Suite 2725
                                    Atlanta, Georgia 30328

                                    Utendahl Capital Management L.P.
                                    30 Broad Street, 21st Floor
                                    New York, New York 10004

                                    W.H. Reaves & Co., Inc.
                                    10 Exchange Place, 18th Floor
                                    Jersey City, New Jersey 07302

ITEM 29.  Management Services:

         None.

ITEM 30.  Undertakings:

         None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund II is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 65 to Registration Statement No. 033-50718 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of November, 2007.


                                             THE ADVISORS' INNER CIRCLE FUND II

                                                 By:  /s/ James F. Volk
                                                      ------------------------
                                                      James F. Volk, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


             *                   Trustee                       November 28, 2007
------------------------------
William M. Doran

              *                  Trustee                       November 28, 2007
------------------------------
Robert A. Nesher

              *                  Trustee                       November 28, 2007
------------------------------
James M. Storey

           *                     Trustee                       November 28, 2007
------------------------------
George J. Sullivan, Jr.

           *                     Trustee                       November 28, 2007
------------------------------
Betty L. Krikorian

           *                     Trustee                       November 28, 2007
------------------------------
Charles E. Carlbom

           *                     Trustee                       November 28, 2007
------------------------------
Mitchell A. Johnson

/s/ James F. Volk                President                     November 28, 2007
------------------------------
James F. Volk

           *                     Controller &                  November 28, 2007
------------------------------   Chief Financial Officer
Michael Lawson


By:      /s/ James F. Volk
         ------------------------
         James F. Volk

         Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC on November 20, 2007.

                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------


EX-99.D9 Investment Advisory Agreement between the Registrant and Aberdeen Asset Management Inc.
EX-99.D12  Investment Advisory Agreement dated June 7, 2007 between the
           Registrant and Hennion and Walsh Asset Management, Inc.
EX-99.D13  Form of Investment Advisory Agreement between the Registrant and
           Equinox Fund Management, LLC
EX-99.D14  Form of Expense Limitation Agreement between the Registrant and
           Equinox Fund Management, LLC
EX-99.G5 Form of Custody Agreement between the Registrant and Union Bank of California
EX-99.H14  Schedule A, dated November 13, 2007 to the Shareholder Services Plan dated August 9, 2005
EX-99.I    Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP
EX-99.J    Consent of Independent Registered Public Accountants, Ernst & Young
           LLP
EX-99.M6 Schedule C, dated November 14, 2006 to Distribution Plan dated May 31, 2000, as amended July 24, 2004 relating to the Aberdeen Emerging Markets Fund, the Aberdeen Global Equity Fund, the Aberdeen Total Return Fixed Income Fund and the Aberdeen International Equity Fund
EX-99.M7 Schedule D, dated February 22, 2007 to Distribution Plan dated May 31, 2000, as amended July 24, 2004 relating to the Hennion and Walsh SmartGrowth ETF Lipper Optimal Conservative Index Fund, SmartGrowth ETF Lipper Optimal Moderate Index Fund, and SmartGrowth ETF Lipper Optimal Growth Index Fund
EX-99.M8 Schedule E, dated November 14, 2007 to Distribution Plan dated May 31, 2000, as amended July 24, 2004 relating to the MutualHedge Equity Long-Short Legends Fund and the MutualHedge Event Driven Legends Fund
EX-99.N1 Amended and Restated Rule 18f-3 Multiple Class Plan dated August 2005 and Schedules and Certificates of Class Designation
EX-99.P1   Registrant's Code of Ethics
EX-99.P4   Champlain Investment Partners, LLC Code of Ethics
EX-99.P10  Equinox Fund Management, LLC Code of Ethics